                                                                   Exhibit 10.19


================================================================================


                                  $155,000,000

                           LOAN AND SECURITY AGREEMENT

                           Dated as of August 27, 1999

                                     Between

                            WINSLOEW FURNITURE, INC.
                   WINSTON FURNITURE COMPANY OF ALABAMA, INC.
                                LOEWENSTEIN, INC.
                                 TEXACRAFT, INC.
                               TROPIC CRAFT, INC.
                            WINSTON PROPERTIES, INC.
                           POMPEII FURNITURE CO., INC.

                                 (the Borrowers)

                                       and

                        THE FINANCIAL INSTITUTIONS PARTY
                            HERETO FROM TIME TO TIME
                                  (the Lenders)

                                       and

                             HELLER FINANCIAL, INC.
                                    CIBC INC.
                                 (the Co-Agents)


                                       and

                                BANKBOSTON, N.A.
                           (the Administrative Agent)

                       BANCBOSTON ROBERTSON STEPHENS INC.
                                 (the Arranger)


================================================================================

                               TABLE OF CONTENTS

                                                                                                               Page
                                          ARTICLE 1 DEFINITIONS

SECTION 1.1  Definitions..........................................................................................1
SECTION 1.2  General Interpretive Rules..........................................................................41
SECTION 1.3  Exhibits, Annexes and Schedules.....................................................................43

                                   ARTICLE 2 REVOLVING CREDIT FACILITY

SECTION 2.1  Revolving Credit Loans..............................................................................44
SECTION 2.2  Borrowing...........................................................................................44
SECTION 2.3  Repayment of Revolving Credit Loans.................................................................45
SECTION 2.4  Revolving Credit Note...............................................................................45
SECTION 2.5  Extension of Revolving Credit Facility..............................................................45

                                      ARTICLE 2A SWINGLINE FACILITY

SECTION 2A.1  Swingline Loans....................................................................................46
SECTION 2A.2  Making Swingline Loans.............................................................................46
SECTION 2A.3  Repayment of Swingline Loans.......................................................................47
SECTION 2A.4  Prepayment.........................................................................................47
SECTION 2A.5  Swingline Note.....................................................................................47
SECTION 2A.6  Settlement with Other Lenders......................................................................47

                                   ARTICLE 3 LETTER OF CREDIT FACILITY

SECTION 3.1  Agreement to Issue..................................................................................48
SECTION 3.2  Amounts.............................................................................................48
SECTION 3.3  Conditions..........................................................................................48
SECTION 3.4  Issuance of Letters of Credit.......................................................................49
SECTION 3.5  Duties of BankBoston................................................................................49
SECTION 3.6  Payment of Reimbursement Obligations................................................................50
SECTION 3.7  Participations......................................................................................50
SECTION 3.8  Indemnification, Exoneration........................................................................52
SECTION 3.9  Supporting Letter of Credit; Cash Collateral Account................................................53



--------

(1) This Table of Contents is included for reference purposes only and does not constitute part of the Loan and Security Agreement.



                                      (i)

                                      ARTICLE 4 TERM LOAN FACILITIES

SECTION 4.1  Term Loans..........................................................................................55
SECTION 4.2  Manner of Borrowing Term Loans......................................................................55
SECTION 4.3  Repayment of Term Loans.............................................................................55
SECTION 4.4  Term Notes..........................................................................................56

                                     ARTICLE 4A ACQUISITION FACILITY

SECTION 4A.1  Acquisition Loans..................................................................................57
SECTION 4A.2  Borrowing..........................................................................................57
SECTION 4A.3  Repayment of Acquisition Loans.....................................................................58
SECTION 4A.4  Acquisition Note...................................................................................58

                                    ARTICLE 5 GENERAL LOAN PROVISIONS

SECTION 5.1  Interest............................................................................................59
SECTION 5.2  Certain Fees........................................................................................60
SECTION 5.3  Borrowing and Conversion or Continuation of Loans...................................................62
SECTION 5.4  Conversion or Continuation..........................................................................63
SECTION 5.5  Manner of Payment...................................................................................63
SECTION 5.6  General.............................................................................................63
SECTION 5.7  Loan Accounts; Statements of Account................................................................64
SECTION 5.8 Reduction of Revolving Credit Facility and Acquisition Facility; Termination of Agreement............64
SECTION 5.9  Making of Loans.....................................................................................66
SECTION 5.10  Settlement Among Lenders...........................................................................68
SECTION 5.11  Prepayments of Loans...............................................................................71
SECTION 5.12  Payments Not at End of Interest Period; Failure to Borrow..........................................74
SECTION 5.13  Assumptions Concerning Funding of Eurodollar Rate Loans............................................75
SECTION 5.14  Duration of Interest Periods; Maximum Number of Eurodollar Rate Loans; Minimum Increments..........75
SECTION 5.15  Changed Circumstances..............................................................................75
SECTION 5.16  Cash Collateral Account; Investment Accounts.......................................................78
SECTION 5.17  Borrowers' Representative..........................................................................79
SECTION 5.18  Joint and Several Liability, No Modification or Release of Obligations.............................80
SECTION 5.19  Obligations Absolute...............................................................................80
SECTION 5.20  Waiver of Suretyship Defenses......................................................................81
SECTION 5.21  Defaulting Lender's Status.........................................................................82


                                      (ii)

                                      ARTICLE 6 CONDITIONS PRECEDENT

SECTION 6.1  Conditions Precedent to Initial Loans...............................................................83
SECTION 6.2  Additional Conditions to Acquisition Loans..........................................................88
SECTION 6.3  All Loans and Letters of Credit.....................................................................90

                           ARTICLE 7 REPRESENTATIONS AND WARRANTIES OF BORROWER

SECTION 7.1  Representations and Warranties......................................................................91
SECTION 7.2  Survival of Representations and Warranties, Etc....................................................102

                                       ARTICLE 8 SECURITY INTEREST

SECTION 8.1  Security Interest..................................................................................104
SECTION 8.2  Continued Priority of Security Interest............................................................105

                                      ARTICLE 9 COLLATERAL COVENANTS

SECTION 9.1  Verification and Notification......................................................................107
SECTION 9.2  Disputes, Returns and Adjustments..................................................................107
SECTION 9.3  Invoices...........................................................................................108
SECTION 9.4  Delivery of Instruments............................................................................108
SECTION 9.5  Sales of Inventory.................................................................................108
SECTION 9.6  Ownership and Defense of Title.....................................................................108
SECTION 9.7  Insurance..........................................................................................109
SECTION 9.8  Location of Offices and Collateral.................................................................110
SECTION 9.9  Records Relating to Collateral.....................................................................110
SECTION 9.10  Inspection........................................................................................110
SECTION 9.11  Information and Reports...........................................................................111
SECTION 9.12  Power of Attorney.................................................................................112
SECTION 9.13  Additional Real Estate and Leases.................................................................112
SECTION 9.14  Assignment of Claims Act..........................................................................113

                                     ARTICLE 10 AFFIRMATIVE COVENANTS

SECTION 10.1  Preservation of Corporate Existence and Similar Matters...........................................114
SECTION 10.2  Compliance with Applicable Law....................................................................114
SECTION 10.3  Maintenance of Property...........................................................................114
SECTION 10.4  Conduct of Business...............................................................................114
SECTION 10.5  Insurance.........................................................................................114
SECTION 10.6  Payment of Taxes and Claims.......................................................................115
SECTION 10.7  Accounting Methods and Financial Records..........................................................115
SECTION 10.8  Use of Proceeds...................................................................................115
SECTION 10.9  Hazardous Waste and Substances; Environmental Requirements........................................116
SECTION 10.10  Year 2000........................................................................................116
SECTION 10.11  Execution of Subsidiary Guaranties; Additional Borrowers.........................................116


                                     (iii)

                                          ARTICLE 11 INFORMATION

SECTION 11.1  Financial Statements..............................................................................118
SECTION 11.2  [RESERVED]........................................................................................119
SECTION 11.3  Officer's Certificate.............................................................................119
SECTION 11.4  Copies of Other Reports...........................................................................119
SECTION 11.5  Notice of Litigation and Other Matters............................................................120
SECTION 11.6  ERISA.............................................................................................120
SECTION 11.7  Revisions or Updates to Schedules.................................................................121

                                      ARTICLE 12 NEGATIVE COVENANTS

SECTION 12.1  Financial Ratios..................................................................................122
SECTION 12.2  Debt..............................................................................................123
SECTION 12.3  Guaranties........................................................................................123
SECTION 12.4  Investments.......................................................................................124
SECTION 12.5  Capital Expenditures..............................................................................124
SECTION 12.6  Restricted Distributions and Payments, Etc........................................................124
SECTION 12.7  Merger, Consolidation and Sale of Assets..........................................................124
SECTION 12.8  Transactions with Affiliates......................................................................125
SECTION 12.9  Liens.............................................................................................125
SECTION 12.10  Real Estate Leases...............................................................................125
SECTION 12.11  Benefit Plans....................................................................................125
SECTION 12.12  Sales and Leasebacks.............................................................................125
SECTION 12.13  Amendments of Other Agreements...................................................................125

                                            ARTICLE 13 DEFAULT

SECTION 13.1  Events of Default.................................................................................127
SECTION 13.2  Remedies..........................................................................................130
SECTION 13.3  Application of Proceeds...........................................................................132
SECTION 13.4  Power of Attorney.................................................................................133
SECTION 13.5  Miscellaneous Provisions Concerning Remedies......................................................134
SECTION 13.6  Trademark License.................................................................................134

                                          ARTICLE 14 ASSIGNMENTS

SECTION 14.1  Successors and Assigns; Participations............................................................136
SECTION 14.2  Representation of Lenders.........................................................................139


                                      (iv)

                                     ARTICLE 15 ADMINISTRATIVE AGENT

SECTION 15.1  Appointment of Administrative Agent...............................................................140
SECTION 15.2  Delegation of Duties..............................................................................140
SECTION 15.3  Exculpatory Provisions............................................................................140
SECTION 15.4  Reliance by Administrative Agent..................................................................141
SECTION 15.5  Notice of Default.................................................................................141
SECTION 15.6  Non-Reliance on Administrative Agent and Other Lenders............................................141
SECTION 15.7  Indemnification...................................................................................142
SECTION 15.8  Administrative Agent in Its Individual Capacity...................................................142
SECTION 15.9  Successor Administrative Agent....................................................................143
SECTION 15.10  Co-Agents........................................................................................144
SECTION 15.11  Documents to be Forwarded........................................................................144

                                         ARTICLE 16 MISCELLANEOUS

SECTION 16.1  Notices...........................................................................................145
SECTION 16.2  Expenses..........................................................................................146
SECTION 16.3  Stamp and Other Taxes.............................................................................148
SECTION 16.4  Setoff............................................................................................148
SECTION 16.5  Litigation........................................................................................148
SECTION 16.6  Waiver of Rights..................................................................................149
SECTION 16.7  Consent to Advertising and Publicity..............................................................150
SECTION 16.8  Reversal of Payments..............................................................................150
SECTION 16.9  Injunctive Relief.................................................................................150
SECTION 16.10  Accounting Matters...............................................................................151
SECTION 16.11  Amendments.......................................................................................151
SECTION 16.12  Assignment.......................................................................................152
SECTION 16.13  Performance of Borrowers' Duties.................................................................153
SECTION 16.14  Indemnification..................................................................................153
SECTION 16.15  All Powers Coupled with Interest.................................................................153
SECTION 16.16  Survival.........................................................................................153
SECTION 16.17  Titles and Captions..............................................................................154
SECTION 16.18  Severability of Provisions.......................................................................154
SECTION 16.19  Governing Law....................................................................................154
SECTION 16.20  Counterparts.....................................................................................154
SECTION 16.21  Reproduction of Documents........................................................................154
SECTION 16.22  Term of Agreement................................................................................155
SECTION 16.23  Pro-Rata Participation...........................................................................155


                                      (v)

                         ANNEXES, EXHIBITS AND SCHEDULES



ANNEX A                    COMMITMENTS
ANNEX B                    PRICING MATRIX

EXHIBIT A-1                FORM OF REVOLVING CREDIT NOTE
EXHIBIT A-2                FORM OF SWINGLINE NOTE
EXHIBIT B-1                FORM OF TERM NOTE A
EXHIBIT B-2                FORM OF TERM NOTE B
EXHIBIT B-3                FORM OF TERM NOTE C
EXHIBIT B-4                FORM OF ACQUISITION NOTE
EXHIBIT C                  FORM OF BORROWING BASE CERTIFICATE
EXHIBIT D                  FORM OF ASSIGNMENT AND ACCEPTANCE
EXHIBIT E-1                FORM OF CONFIRMATION OF NOTICE OF BORROWING (REVOLVING CREDIT LOAN)
EXHIBIT E-2                FORM OF CONFIRMATION OF NOTICE OF BORROWING (SWINGLINE LOAN)
EXHIBIT E-3                FORM OF CONFIRMATION OF NOTICE OF BORROWING (ACQUISITION LOAN)
EXHIBIT F                  FORM OF NOTICE OF CONVERSION OR CONTINUATION
EXHIBIT G                  FORM OF COVENANT COMPLIANCE CERTIFICATE
EXHIBIT H                  FORM OF SUBSIDIARIES GUARANTY
EXHIBIT I                  FORM OF GUARANTOR SECURITY AGREEMENT

Schedule 1.1A              WinsLoew Merger Documents
Schedule 1.1B              Permitted Investments
Schedule 1.1C              Permitted Liens
Schedule 1.1D              Trivest Investors
Schedule 6.1(c)(12)        Environmental Reports
Schedule 6.1(c)(27)        Sources and Uses of Funds
Schedule 7.1(a)            Organization
Schedule 7.1(b)            Capitalization
Schedule 7.1(c)            Subsidiaries; Ownership of Stock
Schedule 7.1(e)            Compliance with Laws
Schedule 7.1(g)            Governmental Approvals
Schedule 7.1(h)            Title to Properties
Schedule 7.1(i)            Liens
Schedule 7.1(j)            Indebtedness and Guaranties
Schedule 7.1(k)            Litigation
Schedule 7.1(l)            Tax Matters


                                      (vi)

Schedule 7.1(p)            ERISA
Schedule 7.1(t)            Location of Offices and Receivables
Schedule 7.1(u)            Location of Inventory
Schedule 7.1(v)            Equipment
Schedule 7.1(w)            Bank Accounts
Schedule 7.1(x)            Intellectual Property
Schedule 7.1(y)            Real Estate
Schedule 7.1(z)            Corporate and Fictitious Names
Schedule 7.1(cc)           Employee Relations
Schedule 7.1(dd)           Trade Names
Schedule 10.8              Use of Proceeds


                                     (vii)

                           LOAN AND SECURITY AGREEMENT

                           Dated as of August 27, 1999

         WINSLOEW FURNITURE, INC. a Florida corporation, WINSTON FURNITURE COMPANY OF ALABAMA, INC., an Alabama corporation, LOEWENSTEIN, INC., a Florida corporation, TEXACRAFT, INC., a Texas corporation, TROPIC CRAFT, INC., a Florida corporation, WINSTON PROPERTIES, INC., an Alabama corporation, POMPEII FURNITURE CO., INC., a Florida corporation, the financial institutions party to this Agreement from time to time (the "Lenders"), HELLER FINANCIAL, INC. and CIBC INC. as co-agents (each a "Co-Agent" and collectively, "Co-Agents"), and BANKBOSTON, N.A., a national banking association, as administrative agent for the Lenders, agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

         SECTION 1.1  Definitions.  For the purposes of this Agreement:

         "Account Debtor" means a Person who is obligated on a Receivable.

         "Acquire" or "Acquisition", as applied to any Business Unit or Investment, means the acquisition of such Business Unit or Investment by purchase, exchange, issuance of stock or other securities, or by merger, reorganization or any other method.

         "Acquisition Facility" means the credit facility described in SECTION 4A.1 in an aggregate principal amount at any one time outstanding not to exceed $20,000,000.

         "Acquisition Facility Lender" means each Lender that has a Commitment under the Acquisition Facility or if the Commitments are terminated, that has outstanding Acquisition Loans.

         "Acquisition Facility Termination Date" means December 31, 2001.

         "Acquisition Loan" means each Loan made to the Borrowers pursuant to
SECTION 4A.1 (and all of such Loans collectively) and refers to both Eurodollar Rate Acquisition Loans and Base Rate Acquisition Loans.

         "Acquisition Note" means each Acquisition Note made by the Borrowers payable to the order of a Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Loans made to them by such Lender under the Acquisition Facility (and any promissory note or notes that may be issued from time to time in substitution, renewal extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Effective Date or otherwise) substantially in the form of EXHIBIT B-4 hereto, with all blanks properly completed either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

         "Acquisition Target" means a Person or business proposed to be Acquired by a Borrower for consideration that includes proceeds of a Borrowing under the Acquisition Facility.

         "Administrative Agent" means BankBoston and any successor agent appointed pursuant to SECTION 15.9 hereof.

         "Administrative Agent's Office" means the office of the Administrative Agent specified in or determined in accordance with the provisions of SECTION 16.1.

         "Affected Lender" has the meaning set forth in SECTION 5.7(D).

         "Affiliate" means, with respect to a Person, (a) any partner, officer, shareholder or member (if holding more than 10% of the outstanding equity interests of such Person), director, manager, employee or managing agent of such Person, (b) any spouse, parents, siblings, children or grandchildren of such Person, (c) any corporation, limited liability company, association, partnership, trust, entity or enterprise in which such Person is a director, officer, manager or general partner, and (d) any other Person (other than a Subsidiary) that, (i) directly or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such given Person, (ii) directly or indirectly beneficially owns or holds 10% or more of any class of voting stock or partnership or membership or other voting interest of such Person or any Subsidiary of such Person, or (iii) 10% or more of the voting stock or partnership or membership or other voting interest of which is directly or indirectly beneficially owned or held by such Person or a Subsidiary of such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities or partnership or other voting interest, by contract or otherwise. Each Subsidiary of a Lender shall be deemed an Affiliate of such Lender.

         "Agreement" means and includes this Agreement, including all Schedules, Exhibits and other attachments hereto, and all amendments, modifications and supplements hereto and thereto.

         "Agreement Date" means the date as of which this Agreement is dated.

         "Anniversary" means each anniversary of the Effective Date.

         "Applicable Law" means all applicable provisions of constitutions, statutes, rules, regulations and orders of all governmental bodies and of all orders and decrees of all courts and arbitrators, including, without limitation, Environmental Laws.

         "Applicable Margin" means as to each Type of Loan under each Facility, the Tier V rate per annum set forth under the appropriate caption on the pricing matrix attached hereto as ANNEX B, subject to quarterly adjustment as follows:
From and after the delivery of the consolidated quarterly financial statements of WinsLoew and its Consolidated Subsidiaries for the Fiscal Quarter ending December 31, 1999 and the related officer's certificate in accordance with the respective provisions of SECTIONS 11.1(B) and 11.3, such percentages will be adjusted, effective the third Business Day after delivery of such financial statements and the equivalent financial statements for each succeeding Fiscal Quarter, to the Tier for each Facility and Type of Loan set forth in ANNEX B that corresponds to the Total Funded Debt to EBITDA Ratio reflected in such financial statements and the related certificate, PROVIDED, that if a Default or Event of Default exists at the time, no downward adjustment in the Applicable Margin shall be effected.

         "Arranger" means BancBoston Robertson Stephens Inc.

         "Asset Disposition" means the disposition of any asset of a Borrower or any of its Subsidiaries, other than sales of Inventory in the ordinary course of business, disposition of worn-out and obsolete Equipment and Inventory, not longer useful in the Borrowers' business, consistent with past practices of Winston and Loewenstein.

         "Assignment and Acceptance" means an assignment and acceptance in the form attached hereto as EXHIBIT D assigning all or a portion of a Lender's interests, rights and obligations under this Agreement pursuant to SECTION 14.1.

         "Availability" means at any time (a) the Borrowing Base at such time minus (b) the aggregate outstanding principal amount of Revolving Credit Loans and Swingline Loans at such time.

         "BankBoston" means BankBoston, N.A., a national banking association and, following its announced merger with Fleet Financial Group, Inc., the survivor of such combination, in its individual capacity and not as Administrative Agent hereunder.

         "Base Rate" means at any time an interest rate per annum equal to the greater of (i) the rate of interest publicly announced from time to time by BankBoston at its head office in Boston, Massachusetts as its "base" rate as in effect at such time, and (ii) the Federal Funds Effective Rate plus 1/2 of 1% per annum (rounded upward, if necessary, to the next 1/8 of 1%).

         "Base Rate Acquisition Loan" means each Base Rate Loan outstanding under the Acquisition Facility.

         "Base Rate Loan" means each Borrowing of Loans bearing interest determined with reference to the Base Rate and a specified principal amount of such Loans outstanding.

         "Base Rate Revolving Credit Loans" means each Base Rate Loan outstanding under the Revolving Credit Facility.

         "Base Rate Term Loan" means each Base Rate Loan outstanding under the Term Loan A Facility, the Term Loan B Facility or the Term Loan C Facility.

         "Base Rate Term Loan A" means the Base Rate Loan outstanding under the Term Loan A Facility.

         "Base Rate Term Loan B" means the Base Rate Loan outstanding under the Term Loan B Facility.

         "Base Rate Term Loan C" means the Base Rate Loan outstanding under the Term Loan C Facility.

         "Benefit Plan" means, whether established before or after the Agreement Date and excluding any Multiemployer Plan,

         (a) a "welfare plan" as defined in SECTION 3(1) of ERISA as to which the Borrower is an "employer" as defined in SECTION 3(5) of ERISA, and

         (b) an "employee pension benefit plan" as defined in SECTION 3(2) of ERISA as to which the Borrower or (if such plan is subject to Title IV of ERISA) any Related Company is or within the past six years has been such an "employer."

         "Borrower" means each of WinsLoew, Winston, Loewenstein, Texacraft, Tropic Craft, WPI, Pompeii and each other Person a party to this Agreement as a "Borrower," whether as of the Effective Date or as of a later date, pursuant to
SECTION 6.2 or otherwise.

         "Borrowers' Representative" means WinsLoew and each successor in such capacity appointed pursuant to SECTION 5.17.

         "Borrowing" means the borrowing of Loans under a single Facility and of a single Type, made by all Lenders on a single date and, in the case of Eurodollar Rate Loans, having a single Interest Period.

         "Borrowing Base" means at any time an amount equal to the lesser of:

         (a) the Revolving Credit Facility, minus the Letter of Credit Reserve, and

         (b) an amount equal to

                  (i) 85% of the face value of Eligible Receivables due and owing at such time, plus

                  (ii) 60% of the lesser of cost determined on a FIFO (or first-in-first-out) accounting basis and fair market value of Eligible Inventory at such time, minus

                  (iii) the Letter of Credit Reserve.

         "Borrowing Base Certificate" means a certificate in the form attached hereto as EXHIBIT C or in such other form as may be acceptable to the Borrowers and the Administrative Agent.

         "Business Day" means any day other than a Saturday, Sunday or other day on which banks in Boston, Massachusetts or Birmingham, Alabama are authorized to close and, when used with respect to Eurodollar Rate Loans, means any such day on which dealings are also carried on in the applicable interbank eurodollar market.

         "Business Unit" means the assets constituting the business or a division or operating unit thereof of any Person.

         "Capital Expenditures" means, with respect to any Person, all expenditures made and liabilities incurred for the acquisition of assets (other than assets which constitute a Business Unit or Inventory) which are not, in accordance with GAAP, treated as expense items for such Person in the year made or incurred or as a prepaid expense applicable to a future year or years.

         "Capitalized Lease" means a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

         "Capitalized Lease Obligation" means Indebtedness represented by obligations under a Capitalized Lease, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

         "Cash Collateral" means collateral consisting of cash or Cash Equivalents on which the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, has a first priority Lien.

         "Cash Collateral Account" means a special interest-bearing Deposit Account consisting of cash maintained at the principal office of the Administrative Agent and under the sole dominion and control of the Administrative Agent, for its benefit and for the benefit of the Lenders, established pursuant to the provisions of SECTION 5.16(A) for purposes set forth therein.

         "Cash Equivalents" means

         (a) Dollars;

         (b) securities issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof or any state having maturities of not more than one year after the date of acquisition;

         (c) certificates of deposit and Eurodollar time deposits with maturities of one year or less from the date of acquisition, bankers' acceptances with maturities not exceeding one year and overnight bank deposits, in each case with any Lender or any domestic commercial bank or U.S. branch of a foreign commercial bank having capital and surplus in excess of $250 million and a Thompson Bank Watch Rating of "B" or better;

         (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (b) and (c) above entered into with any financial institution meeting the qualifications specified in said clause (c); and

         (e) commercial paper having the highest rating obtainable from Moody's or S&P and in each case maturing within 270 days after the date of acquisition.

         "Class" as applied to any Loans, means all Loans outstanding at the time under the same Facility.

         "Code" means the Internal Revenue Code of 1986, as amended.

         "Collateral" means and includes all of each Borrower's right, title and interest in and to each of the following, wherever located and whether now or hereafter existing or now owned or hereafter acquired or arising:

         (a) (i) all rights to the payment of money or other forms of consideration of any kind (whether classified under the UCC as accounts, contract rights, chattel paper, general intangibles or otherwise) including, but not limited to, accounts receivable, letters of credit and the right to receive payment thereunder, chattel paper, tax refunds, insurance proceeds, any rights under contracts not yet earned by performance and not evidenced by an instrument or chattel paper, notes, drafts, instruments, documents, acceptances and all other debts, obligations and liabilities in whatever form from any Person, (ii) all guaranties, security and Liens securing payment thereof, (iii) all goods, whether now owned or hereafter acquired, and whether sold, delivered, undelivered, in transit or returned, which may be represented by, or the sale or lease of which may have given rise to, any such right to payment or other debt, obligation or liability, and (iv) all proceeds of any of the foregoing (the foregoing, collectively, "Receivables"),

         (b) (i) all inventory, (ii) all goods intended for sale or lease or for display or demonstration, (iii) all work-in-process, (iv) all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, packing, shipping, advertising, selling, leasing or furnishing of goods or services or otherwise used or consumed in the conduct of business, and (v) all documents evidencing and general intangibles relating to any of the foregoing (the foregoing, collectively, "Inventory"),

         (c) (i) all machinery, apparatus, equipment, motor vehicles, tractors, trailers, rolling stock, fittings, fixtures and other tangible personal property (other than Inventory) of every kind and description, (ii) all tangible personal property (other than Inventory) and fixtures used in such Borrower's business operations or owned by such Borrower or in which such Borrower has an interest, and (iii) all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor, excluding, however, any such property that is subject to a lease or Lien permitted to exist by this Agreement, the terms of which prohibit the creation of the Security Interest therein, for so long as such prohibition remains in effect (the foregoing, collectively, "Equipment"),

         (d) all general intangibles, choses in action and causes of action and all other intangible personal property of every kind and nature (other than Receivables), including, without limitation, Intellectual Property, partnership and joint venture interests, membership interests and other interests in limited liability companies, corporate or other business records, inventions, designs, blueprints, plans, specifications, trade secrets, goodwill, computer software, customer lists, registrations, licenses, franchises, tax refund claims, reversions or any rights thereto and any other amounts payable to such Person from any Benefit Plan, Multiemployer Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, property, casualty or any similar type of insurance and any proceeds thereof, the beneficiary's interest in proceeds of insurance covering the lives of key employees and any letter of credit, guarantee, claims, security interest or other security for the payment by an Account Debtor of any of the Receivables (the foregoing, collectively, "General Intangibles"),

         (e) any demand, time, savings, passbook, money market or like depository account, and all certificates of deposit, maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit that is an instrument under the UCC (the foregoing, collectively, "Deposit Accounts"),

         (f) all certificated and uncertificated securities, all security entitlements, all securities accounts, all commodity contracts, all commodity accounts and all other investment property (the foregoing, collectively, "Investment Property"),

         (g) (i) any investment account maintained by or on behalf of such Borrower with the Administrative Agent or any Lender or any Affiliate of the Administrative Agent or any Lender, (ii) any agreement governing such account,
(iii) all cash, money, notes, securities, instruments, goods, accounts, documents, chattel paper, general intangibles and other property now or hereafter held by the Administrative Agent or any Lender or any Affiliate of the Administrative Agent or any Lender on behalf of such Borrower in connection with such investment account or deposited by such Borrower or on such Borrower's behalf to such investment account or otherwise credited thereto for such Borrower's benefit, or distributable to such Borrower from such investment account, together with all contracts for the sale or purchase of the foregoing, (iv) all of such Borrower's right, title and interest with respect to the deposit, investment, allocation, disposition, distribution or withdrawal of the foregoing, (v) all of such Borrower's right, title and interest with respect to the making of amendments, modifications or additions of or to the terms and conditions under which the investment account or investments maintained therein is to be maintained by such Borrower, the Administrative Agent, any Lender or any Affiliate of the Administrative Agent or any Lender on such Borrower's behalf, and (vi) all of such Borrower's books, records and receipts pertaining to or confirming any of the foregoing (the foregoing, collectively, "Investment Accounts"),

         (h) all cash or other property deposited with the Administrative Agent or any Lender or any Affiliate of the Administrative Agent or any Lender or which the Administrative Agent, for its benefit and for the benefit of the Lenders, or any Lender or such Affiliate is entitled to retain or otherwise possess as collateral pursuant to the provisions of this Agreement or any of the Loan Documents or any agreement relating to any Letter of Credit, including, without limitation, amounts on deposit in the Cash Collateral Account,

         (i) all goods and other property, whether or not delivered, (i) the sale or lease of which gives or purports to give rise to any Receivable, including, but not limited to, all merchandise returned or rejected by or repossessed from customers, or (ii) securing any Receivable, including, without limitation, all rights as an unpaid vendor or lienor (including, without limitation, stoppage in transit, replevin and reclamation) with respect to such goods and other properties,

         (j) all mortgages, deeds to secure debt and deeds of trust on real or personal property, guaranties, leases, security agreements and other agreements and property which secure or relate to any Receivable or other Collateral or are acquired for the purpose of securing and enforcing any item thereof,

         (k) all documents of title, including bills of lading and warehouse receipts, policies and certificates of insurance, securities, chattel paper and other documents and instruments,

         (l) all files, correspondence, computer programs, tapes, disks and related data processing software which contain information identifying or pertaining to any of the Collateral or any Account Debtor or showing the amounts thereof or payments thereon or otherwise necessary or helpful in the realization thereon or the collection thereof, and

         (m) any and all products and cash and non-cash proceeds of the foregoing (including, but not limited to, any claims to any items referred to in this definition and any claims against third parties for loss of, damage to or destruction of any or all of the Collateral or for proceeds payable under or unearned premiums with respect to policies of insurance) in whatever form, including, but not limited to, cash, negotiable instruments and other instruments for the payment of money, chattel paper, security agreements and other documents.

         Notwithstanding anything herein to the contrary, the Collateral shall not include (i) any agreement with a third party existing on the Effective Date that prohibits the grant of a Lien on (but not merely the assignment of or of any interest in) such agreement or any Borrower's rights thereunder without the consent of such third party or under which a consent to such grant is otherwise required, which consent has not been obtained, except to the extent rights under such agreement are covered by Section 9-318 of the UCC, or (ii) any license, permit or other Governmental Approval that, under the terms and conditions of such Governmental Approval or under Applicable Law, cannot be subjected to a Lien in favor of the Administrative Agent without consent which consent has not been obtained; provided, however, that the Collateral shall include all items excluded pursuant to clauses (i) or (ii) from and after the date on which the requisite consent is obtained.

         "Commitment" means, as to each Lender, the amount set forth opposite such Lender's name on ANNEX A hereto, representing such Lender's aggregate obligation, upon and subject to the terms and conditions of this Agreement (including the applicable provisions of SECTION 14.1), to make its Proportionate Share of Loans under the Revolving Credit Facility (including to repay Swingline Loans), the Term Loan Facilities and the Acquisition Facility and to purchase participations in Letters of Credit or, from and after the date hereof, as set forth in the Register representing such Lender's obligation to make its Proportionate Share of Loans under the Revolving Credit Facility (including to repay Swingline Loans) and the Acquisition Facility and to purchase participations in Letters of Credit, and its corresponding interest in Term Loans and any Acquisition Loans outstanding.

         "Commitment Percentage" means, as to any Lender at the time of determination, the percentage obtained by dividing such Lender's Commitment at such time by the aggregate Commitments at such time.

         "Consolidated Subsidiaries" means, each Borrower (other than WinsLoew) and any other Subsidiary of WinsLoew, whose accounts are at the time in question, in accordance with GAAP and pursuant to the written consent of the Required Lenders consolidated with those of WinsLoew. Such consent may be withheld in the Lenders' absolute discretion conditioned upon, inter alia, the execution and delivery of Guaranties, security agreements, mortgages and other documents required by the Required Lenders in their absolute discretion.

         "Contaminant" means any waste, pollutant, hazardous substance, toxic substance, hazardous waste, special waste, petroleum or petroleum-derived substance or waste, or any constituent of any such substance or waste.

         "Copyrights" means and includes, in each case whether now existing or hereafter arising, all of each Borrower's right, title and interest in and to

         (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications;

         (b) all renewals of any of the foregoing;

         (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing;

         (d) the right to sue for past, present and future infringements of any of the foregoing; and

         (e) all rights corresponding to any of the foregoing throughout the world.

         "Debt" means

         (a) Indebtedness for money borrowed,

         (b) Indebtedness, whether or not in any such case the same was for money borrowed,

                  (i) represented by notes payable, drafts accepted and reimbursement obligations under letters of credit and similar instruments that represent extensions of credit,

                  (ii) constituting obligations evidenced by bonds, debentures, notes or similar instruments, or

                  (iii) upon which interest charges are customarily paid or that was issued or assumed as full or partial payment for property (other than trade credit that is incurred in the ordinary course of business),

         (c) Indebtedness that constitutes a Capitalized Lease Obligation,

         (d) obligations in respect of any mandatorily redeemable preferred capital stock of any Borrower, and

         (e) any obligation under a Guarantee of any of the foregoing.

         "Default" means any of the events specified in SECTION 13.1 which with the passage of time or giving of notice or both would constitute an Event of Default.

         "Default Margin" means 2.0% per annum.

         "Deposit Accounts" has the meaning set forth in the definition "Collateral".

         "Dollar" and "$" means freely transferable United States dollars.

         "EBIT" means consolidated Net Income of WinsLoew and its Consolidated Subsidiaries before provision for interest expense and income taxes.

         "EBITDA" means EBIT before provision for depreciation and amortization expense.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as in effect from time to time.

         "ERISA Event" means (a) a "reportable event" as defined in Section 4043(c) of ERISA, but excluding any such event as to which the provision for 30 days' notice to the PBGC is waived under applicable regulations, (b) the filing of a notice of intent to terminate a Benefit Plan subject to Title IV of ERISA under a distress termination under Section 4041(c) of ERISA or the treatment of an amendment to such a Benefit Plan as a termination under Section 4041(c) of ERISA, (c) the institution of proceedings by the PBGC to terminate a Benefit Plan subject to Title IV of ERISA or the appointment of a trustee to administer any such Benefit Plan or an event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Benefit Plan subject to Section 4042, (d) the imposition of any liability under Title IV of ERISA other than for PBGC premiums due but not yet payable, (e) the filing of an application for a minimum funding waiver under Section 412 of the Code, (f) a withdrawal by the Borrower or any Related Company from a Benefit Plan subject to Section 4063 of ERISA during a plan year in which it was a "substantial employer" as defined in
Section 4001(a)(2) of ERISA, (g) a Benefit Plan intending to qualify under
Section 401(a) of the Code losing such qualified status, (h) the failure to make a material required contribution to a Benefit Plan, (i) the Borrower or any Related Company being in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan because of its complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, or (j) the occurrence of a non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of ERISA with respect to any Benefit Plan.

         "Effective Date" means the later of:

         (a) the Agreement Date, and

         (b) the first date on which all of the conditions set forth in ARTICLE 6 shall have been fulfilled.

         "Effective Interest Rate" means each rate of interest per annum on the Revolving Credit Loans, the Swingline Loans, the Term Loans and the Acquisition Loans in effect from time to time pursuant to the provisions of SECTIONS 5.1(A),
(B), (C) and (D).

         "Eligible Assignee" means any Lender and any financial institution, fund, insurance company, trust or other Person that has as one of its businesses, making or investing in commercial loans.

         "Eligible Inventory" means items of Inventory of a Borrower held for sale in the ordinary course of business of such Borrower which the Administrative Agent in its reasonable credit judgment determines to meet all of the following requirements:

         (a) such Inventory is owned by a Borrower, is subject to the Security Interest, which is perfected as to such Inventory, and is subject to no other Lien whatsoever other than Permitted Liens arising by operation of law;

         (b) such Inventory consists of raw materials, finished goods or work-in-process;

         (c) such Inventory is in good condition and meets all standards applicable to such goods, their use or sale imposed by any governmental agency, or department or division thereof, having regulatory authority over such matters;

         (d) such Inventory is currently either usable or saleable, at prices approximating at least cost, in the normal course of the relevant Borrower's business;

         (e) such Inventory is not obsolete, slow moving or repossessed or used goods taken in trade or returned goods which when added to the aggregate value of returned goods included in Eligible Inventory at such time would exceed $500,000;

         (f) such Inventory is located within the United States at one of the locations listed in SCHEDULE 7.1(U) or is in transit to such a location;

         (g) such Inventory was not produced in violation of the Fair Labor Standards Act and subject to the so called "hot goods" provisions contained in Title 29, Chapter 8, U.S.C. ss. 215(a); and

         (h) such Inventory is in the possession and control of a Borrower (including a common carrier under a bill of lading in a Borrower's name) and not any other third party and if located in a warehouse or other facility leased by a Borrower, the warehouseman or lessor has delivered to the Administrative Agent a lien waiver or subordination in such form, if any, as may be requested by the Administrative Agent.

         "Eligible Receivable" means a Receivable of a Borrower that consists of the unpaid portion of the obligation stated on the invoice issued to an Account Debtor with respect to

Inventory sold and shipped to or services performed for such Account Debtor in the ordinary course of business, net of any credits or rebates owed by such Borrower to the Account Debtor and that the Administrative Agent, in its reasonable credit judgment determines to meet all of the following requirements:

         (a) such Receivable is owned by a Borrower and represents a complete bona fide transaction which requires no further act under any circumstances on the part of such Borrower to make such Receivable payable by the Account Debtor;

         (b) such Receivable was invoiced in accordance with the applicable Sales Terms and is not past due more than 60 days after its original due date;

         (c) such Receivable does not arise out of any transaction with any Subsidiary, Affiliate, director, officer, agent, stockholder or employee of such Subsidiary or Affiliate of a Borrower or with any creditor, lessor or supplier of a Borrower;

         (d) such Receivable is not owing by an Account Debtor more than 20% of whose then-existing accounts owing to the Borrowers do not meet the requirements set forth in CLAUSE (B) above;

         (e) if the Account Debtor with respect thereto is located outside of the United States of America, the goods which gave rise to such Receivable were shipped after receipt by a Borrower from the Account Debtor of an irrevocable letter of credit that has been confirmed by a financial institution that meets the requirements set forth in Subsection (c) of the definition "Cash Equivalents" or is otherwise acceptable to the Administrative Agent in its reasonable credit judgment and is in form and substance acceptable to the Administrative Agent, payable in the full face amount of the face value of the Receivable in Dollars at a place of payment located within the United States;

         (f) the Account Debtor with respect to such Receivable is not located in a state which imposes conditions on the enforceability of Receivables with which such Borrower has not complied;

         (g) such Receivable is not subject to the Assignment of Claims Act of 1940, as amended from time to time, or any Applicable Law now or hereafter existing similar in effect thereto, as determined in the sole discretion of the Administrative Agent, or to any provision prohibiting its assignment or requiring notice of or consent to such assignment, unless all such required notices have been given and such consents received such that such Receivable has been validly assigned to the Administrative Agent;

         (h) a Borrower is not in breach of any express or implied representation or warranty with respect to the goods the sale of which gave rise to such Receivable;

         (i) the Account Debtor with respect to such Receivable is not insolvent or the subject of any bankruptcy or insolvency proceedings of any kind or of any other proceeding or action, threatened or pending, which might, in the Administrative Agent's sole judgment, have a materially adverse effect on such Account Debtor;

         (j) the goods, the sale of which gave rise to such Receivable, were shipped or delivered to the Account Debtor on an absolute sale basis and not on a bill-and-hold sale basis, a consignment sale basis, a guaranteed sale basis, a sale or return basis or on the basis of any other similar understanding, and such goods have not been returned or rejected;

         (k) such Receivable is not owing by an Account Debtor or a group of Account Debtors who are Affiliates whose then-existing accounts owing to the Borrowers exceed in face amount 20% of the Borrowers' total Eligible Receivables;

         (l) such Receivable is evidenced by an invoice or other documentation that conforms to the applicable Sales Terms;

         (m) such Receivable is a valid, legally enforceable obligation of the Account Debtor with respect thereto and is not subject to any present, or contingent (and no facts exist which are the basis for any future), offset, deduction or counterclaim, dispute or other defense on the part of such Account Debtor, provided only an amount equal to the amount of such offset, deduction, counterclaim dispute or other defense shall be ineligible by reason thereof;

         (n) such Receivable is not evidenced by chattel paper or an instrument of any kind unless such chattel paper or instrument is in the possession of the Administrative Agent;

         (o) such Receivable does not arise from the performance of warranty services or out of account service charges by a Borrower or other fees for the time value of money; and

         (p) such Receivable is subject to the Security Interest, which is perfected as to such Receivable, and is subject to no other Lien whatsoever other than Permitted Liens arising by operation of law and the goods giving rise to such Receivable were not, at the time of the sale thereof, subject to any Lien other than the Security Interest or other Permitted Liens arising by operation of law.

         "Environmental Compliance Reserve" means any reserve for the cost of Remedial Action by a Borrower determined by the Administrative Agent from time to time in its reasonable discretion based upon the reports delivered pursuant to SECTION 10.9(B) and such other advice, analysis and engineering studies as it deems appropriate.

         "Environmental Laws" means all federal, state, local and foreign laws from time to time in effect relating to pollution or protection of the environment, including laws relating to emissions, discharges, Releases or threatened Releases of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes into the environment (including, without limitation, ambient air, surface water, ground water, or land), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, removal, transport, or handling of pollutants, Contaminants, chemicals, or industrial, toxic or hazardous substances or wastes, and any and all regulations, notices or demand letters issued, entered, promulgated or approved thereunder; such laws and regulations include but are not limited to the Resource Conservation and Recovery Act, 42 U.S.C. ss. 6901 et seq., as amended; the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. ss. 9601 et seq., as amended; the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., as amended; the Clean Air Act, 46 U.S.C. ss. 7401 et seq., as amended; and state and federal lien and environmental cleanup programs.

         "Environmental Lien" means a Lien in favor of any governmental entity for (a) any liability under Environmental Laws or (b) damages arising from, or costs incurred by such governmental entity in response to, a Release or threatened Release of Contaminant into the environment.

         "Equipment" has the meaning set forth in the definition "Collateral".

         "Eurodollar Rate" means, with respect to any Eurodollar Rate Loan for the Interest Period applicable thereto, a simple per annum interest rate determined pursuant to the following formula, rounded upwards, if necessary to the next higher 1/16 of 1%:

                  Eurodollar Rate =              Interbank Offered Rate
                                          --------------------------------------
                                            1 - Eurodollar Reserve Percentage

The Eurodollar Rate shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Eurodollar Rate Acquisition Loan" means a Eurodollar Rate Loan outstanding under the Acquisition Facility.

         "Eurodollar Rate Loan" means any Loan (other than a Swingline Loan) bearing interest at a rate determined with reference to the Eurodollar Rate, including any such Loans continued as or converted into a Eurodollar Rate Loan on the same day by the Lenders for the same Interest Period.

         "Eurodollar Rate Revolving Credit Loan" means a Eurodollar Rate Loan outstanding under the Revolving Credit Facility.

         "Eurodollar Rate Term Loan" means a Eurodollar Rate Loan outstanding under a Term Loan Facility.

         "Eurodollar Rate Term Loan A" means a Eurodollar Rate Loan outstanding under the Term Loan A Facility.

         "Eurodollar Rate Term Loan B" means a Eurodollar Rate Loan outstanding under the Term Loan B Facility.

         "Eurodollar Rate Term Loan C" means a Eurodollar Rate Loan outstanding under the Term Loan C Facility.

         "Eurodollar Reserve Percentage" applicable to any Interest Period means the rate (expressed as a decimal) applicable to United States commercial banks during such Interest Period under regulations issued from time to time by the Board of Governors of the Federal Reserve System for determining the maximum reserve requirement (including, without limitation, any basic, supplemental, emergency or marginal reserve requirement) of such banks with respect to "Eurocurrency liabilities" as that term is defined under such regulations. Without limiting the effect of the foregoing, the Eurodollar Reserve Percentage shall include any other reserves required to be maintained by such banks by reason of any regulatory change with respect to (i) any category of liabilities that includes deposits by reference to which the "Interbank Offered Rate" is to be determined as provided in the definition "Interbank Offered Rate" or (ii) any category of extensions of credit or other assets that includes Eurodollar Rate Loans.

         "Event of Default" means any of the events specified in SECTION 13.1, PROVIDED that any requirement for notice or lapse of time or any other condition has been satisfied.

         "Excess Cash Flow" means, for any Fiscal Year, EBITDA, minus increases (or plus decreases) in working capital, minus cash taxes paid, minus Capital Expenditures (other than Financed Capex), minus scheduled and any additional actual principal repayments of Debt and payments of interest on all Debt, in each case for such Fiscal Year, determined in accordance with GAAP on a consolidated basis for WinsLoew and its Consolidated Subsidiaries.

         "Facility" means each of the Acquisition Facility, the Revolving Credit Facility, the Swingline Facility, and each Term Loan Facility.

         "Facility Percentage" means as to any Lender at the time of determination, the percentage obtained by dividing such Lender's Commitment with respect to a specified Facility or Class of Loans or, if the Commitments under such Facility have terminated, such Lender's Loans outstanding under a specified Facility by the aggregate Commitment or Loans under the same Facility at such time.

         "Federal Funds Effective Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve system arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by BankBoston from three federal funds brokers of recognized standing selected by BankBoston.

         "Financed Capex" means Capital Expenditures funded with the proceeds of Permitted Purchase Money Debt (excluding Loans) and those represented by Capitalized Lease Obligations.

         "Financial Officer" means the chief financial officer, Treasurer or Controller of WinsLoew.

         "Financing Statements" means any and all Uniform Commercial Code financing statements, in form and substance satisfactory to the Administrative Agent, executed and delivered by a Borrower or a Guarantor to the Administrative Agent, naming the Administrative Agent, for the benefit of the Lenders, as secured party and such Borrower or such Guarantor as debtor, in connection with this Agreement or a Guarantor Security Agreement.

         "Fiscal Quarter" means each approximately three-month accounting period of WinsLoew ending as to the first such periods of each Fiscal Year, on the last Friday of each March, June, and September and as to the fourth such period of each Fiscal Year, ending on December 31.

         "Fiscal Year" means the fiscal year of WinsLoew, commencing on January 1 of each calendar year and ending on December 31 of the same calendar year and when preceded or followed by the designation of a calendar year means the fiscal year of WinsLoew ending on December 31 of such designated calendar year.

         "Fixed Charge Coverage Ratio" means, as of the last day of any Fiscal Quarter, the result obtained by dividing (a) (i) EBITDA minus (ii) the sum of cash income taxes paid, Capital Expenditures (other than Financed Capex and the WPI Purchases) and Restricted Distributions other than those deducted in computing EBITDA, in each case of WinsLoew and its Consolidated Subsidiaries determined on a consolidated basis for the period of four consecutive Fiscal Quarters or other specified measurement period ending on such day, by (b) the sum of interest expense (other than deferred debt issuance costs, bond discount or original issue discount attributable to the Senior Subordinated Notes and the related warrants, generally included as interest expense under GAAP) plus scheduled principal repayments of Debt (including scheduled payments of Capitalized Lease Obligations), in each case of WinsLoew and its Consolidated Subsidiaries determined on a consolidated basis for the same period.

         "Funded Debt" means, at any time, the aggregate outstanding principal amount of all Debt of WinsLoew and its Consolidated Subsidiaries, on a consolidated basis, at such time.

         "GAAP" means generally accepted accounting principles consistently applied and maintained throughout the period indicated and, when used with reference to WinsLoew, the Borrowers or any Subsidiary, consistent with the prior financial practice of WinsLoew, as reflected in the financial statements referred to in SECTION 7.1(N); PROVIDED, HOWEVER, that, in the event that changes shall be mandated by the Financial Accounting Standards Board or any similar accounting authority of comparable standing, or shall be recommended by the Borrowers' independent public accountants, such changes shall be included in GAAP as applicable to the Borrowers only from and after such date as the Borrowers, the Required Lenders and the Administrative Agent shall have amended this Agreement to the extent necessary to reflect any such changes in the financial covenants set forth in ARTICLE 12.

         "General Intangibles" has the meaning set forth in the definition "Collateral".

         "Governmental Approvals" means all authorizations, consents, approvals, licenses and exemptions of, registrations and filings with, and reports to, all governmental bodies, whether federal, state, local or foreign national or provincial and all agencies thereof.

         "Government Acts" has the meaning set forth in SECTION 3.8(A)(II).

         "Guarantor" means any Person that guarantees the Secured Obligations, including any Subsidiary that becomes a Guarantor in accordance with SECTION 6.2 or 10.11.

         "Guarantor Security Agreement" means a security agreement in substantially the form of EXHIBIT I hereto or in such other form as may be satisfactory to the Administrative Agent, executed by a Guarantor in favor of the Administrative Agent.

         "Guaranty", "Guaranteed" or to "Guarantee" as applied to any obligation of another Person shall mean and include

         (a) a guaranty (other than by endorsement of negotiable instruments for collection in the ordinary course of business), directly or indirectly, in any manner, of any part or all of such obligation of such other Person, and

         (b) an agreement, direct or indirect, contingent or otherwise, and whether or not constituting a guaranty, the practical effect of which is to assure the payment or performance (or payment of damages in the event of nonperformance) of any part or all of such obligation of such other Person whether by

                  (i) the purchase of securities or obligations,

                  (ii) the purchase, sale or lease (as lessee or lessor) of property or the purchase or sale of services primarily for the purpose of enabling the obligor with respect to such obligation to make any payment or performance (or payment of damages in the event of nonperformance) of or on account of any part or all of such obligation, or to assure the owner of such obligation against loss,

                  (iii) the supplying of funds to or in any other manner investing in the obligor with respect to such obligation,

                  (iv) repayment of amounts drawn down by beneficiaries of letters of credit, or

                  (v) the supplying of funds to or investing in a Person on account of all or any part of such Person's obligation under a Guaranty of any obligation or indemnifying or holding harmless, in any way, such Person against any part or all of such obligation.

         "Guaranty Agreement" means an agreement of Guaranty, substantially in the form of EXHIBIT H hereto or in such other form as may be satisfactory to the Administrative Agent, executed by a Guarantor in favor of the Administrative Agent.

         "Guaranty Collateral" means "Collateral" as such term is defined in any Guarantor Security Agreement in effect.

         "IPO" means the initial public offering of voting common stock of WinsLoew, underwritten by a reputable securities underwriter in compliance with Applicable Law, the net proceeds of which to WinsLoew are equal to or greater than $15,000,000.

         "Indebtedness" of any Person means, without duplication, all Liabilities of such Person, and to the extent not otherwise included in Liabilities, the following:

         (a) all obligations for money borrowed or for the deferred purchase price of property or services or in respect of drafts accepted or similar instruments or reimbursement obligations under letters of credit,

         (b) all obligations (including, during the noncancellable term of any lease in the nature of a title retention agreement, all future payment obligations under such lease discounted to their present value in accordance with GAAP) secured by any Lien to which any property or asset owned or held by such Person is subject, whether or not the obligation secured thereby shall have been assumed by such Person,

         (c) all obligations of other Persons which such Person has Guaranteed, including, but not limited to, all obligations of such Person consisting of recourse liability with respect to accounts receivable sold or otherwise disposed of by such Person, and

         (d) in the case of the Borrowers (without duplication) all Secured Obligations and all obligations in respect of the Senior Subordinated Notes and the Subordinated Debt.

         "Initial Loans" means the Revolving Credit Loans and the Term Loans made to the Borrowers on the Effective Date pursuant to the Initial Notice of Borrowing.

         "Initial Notice of Borrowing" means the Notice of Borrowing given by the Borrowers pursuant to SECTION 6.1(C)(19), which shall also specify the method of disbursement.

         "Installment Payment Date" means (i) as applied to the Term Loans the last day of each March, June, September and December, commencing on March 31, 2000, (ii) as applied to the Acquisition Loans, the last day of each March, June, September and December, commencing on March 31, 2002 and (iii) as applied to any other payment hereunder, the last day of each March, June, September and December, commencing on September 30, 1999.

         "Intellectual Property" means all of the Borrowers' now owned and hereafter arising or acquired: Patents, Copyrights and Trademarks, including, without limitation, the Intellectual Property set forth on SCHEDULE 7.1(X) hereto.

         "Interbank Offered Rate" applicable to any Eurodollar Rate Loan for any Interest Period means the rate of interest determined by the Administrative Agent to be the prevailing rate per annum at which deposits in U.S. dollars are offered to the Administrative Agent by first-class banks in the interbank Eurodollar market in which it regularly participates at or about 10:00 a.m. two Business Days before the first day of such Interest Period in an amount approximately equal to the principal amount of the Eurodollar Rate Loan to which such Interest Period is to apply for a period of time approximately equal to such Interest Period.

         "Interest Coverage Ratio" means for any specified measurement period, the ratio of (i) EBITDA for such period minus consolidated Capital Expenditures (other than Financed Capex and the WPI Purchases) of WinsLoew and its Consolidated Subsidiaries during such period to (ii) consolidated interest expense of WinsLoew and its Consolidated Subsidiaries for such period (other than deferred debt issuance costs, bond discount or original issue discount attributable to the Senior Subordinated Notes and the related warrants, generally included as interest expense under GAAP).

         "Interest Payment Date" means, as to Base Rate Loans, the first day of each calendar month commencing on September 1, 1999 and continuing thereafter until the Secured Obligations have been irrevocably paid in full and, as to Eurodollar Rate Loans, the last day of the applicable Interest Period and, if such Interest Period is longer than the three months, at intervals of three months after the first day thereof and, as to all Loans, the date such Loan is due (whether at maturity, by reason of acceleration or otherwise).

         "Interest Period" means with respect to each Eurodollar Rate Loan, the period commencing on the date of the making or continuation of or conversion to such Eurodollar Rate Loan and ending one, two, three or six months thereafter, as the Borrowers may elect in the applicable Notice of Borrowing or Notice of Conversion or Continuation; PROVIDED, that:

                  (i) any Interest Period that would otherwise end on a day that is not a Business Day shall, subject to the provisions of CLAUSE (III) below, be extended to the next succeeding Business Day unless such Business Day falls in the next calendar month, in which case such Interest Period shall end on the immediately preceding Business Day;

                  (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall, subject to CLAUSE (III) below, end on the last Business Day of a calendar month;

                  (iii) any Interest Period that would otherwise end after the Termination Date shall end on the Termination Date;

                  (iv) no Interest Period applicable to a Eurodollar Rate Term Loan or Eurodollar Rate Acquisition Loan may end after the next applicable Installment Payment Date, unless the aggregate principal amount of Base Rate Term Loans (or Base Rate Acquisition Loans) and Eurodollar Rate Term Loans (or Eurodollar Rate Acquisition Loans) having Interest Periods ending prior to such applicable Installment Payment Date is at least equal to the amount of the principal repayment due hereunder on such Installment Payment Date; and

                  (v) notwithstanding CLAUSE (III) above, no Interest Period shall have a duration of less than one month and if any applicable Interest Period would be for a shorter period, such Interest Period shall not be available hereunder.

         "Interest Rate Protection Agreement" shall mean an interest rate swap, cap or collar agreement or similar arrangement between any Borrower and a Lender providing for the transfer or mitigation of interest risks either generally or under specific contingencies.

         "Inventory" has the meaning set forth in the definition "Collateral".

         "Investment" means, with respect to any Person:

         (a) the acquisition or ownership by such Person of any share of capital stock, membership interest, partnership interest, evidence of Indebtedness or other security or equity interest issued by any other Person,

         (b) any loan, advance or extension of credit to, or contribution to the capital of, any other Person, excluding advances to employees in the ordinary course of business for business expenses,

         (c) any Guaranty of the obligations of any other Person,

         (d) any other investment (other than the Acquisition of a Business
Unit) in any other Person, and

         (e) any commitment or option to make any of the investments listed in CLAUSES (A) through (D) above if, in the case of an option, the consideration therefor exceeds $100.

         "Investment Account" has the meaning set forth in the definition "Collateral".

         "Investment Property" has the meaning set forth in the definition "Collateral".

         "IRS" means the Internal Revenue Service.

         "Lender" means at any time any Person party to this Agreement at such time as a "Lender", including any such Person becoming a party hereto pursuant to the provisions of ARTICLE 14, and "Lenders" means at any time all of the Persons party to this Agreement at such time as "Lenders", including any such Persons becoming parties hereto pursuant to the provisions of ARTICLE 14.

         "Letter of Credit" means any Letter of Credit issued by BankBoston for the account of a Borrower pursuant to ARTICLE 3.

         "Letter of Credit Amount" means, with respect to any Letter of Credit, the aggregate maximum amount at any time available for drawing (assuming all conditions to drawing are satisfied) under such Letter of Credit.

         "Letter of Credit Facility" means a subfacility of the Revolving Credit Facility providing for the issuance of Letters of Credit described in ARTICLE 3 up to an aggregate amount of Letter of Credit Obligations at any one time outstanding not to exceed the amount of $10,000,000.

         "Letter of Credit Obligations" means, at any time, the sum of (a) the Reimbursement Obligations of the Borrowers at such time, plus (b) the aggregate Letter of Credit Amount of Letters of Credit outstanding at such time, plus (c) the aggregate Letter of Credit Amount of Letters of Credit the issuance of which has been authorized by the Administrative Agent and BankBoston pursuant to
SECTION 3.4(B) but that have not yet been issued, in each case as determined by the Administrative Agent.

         "Letter of Credit Reserve" means, at any time, the aggregate Letter of Credit Obligations at such time, other than Letter of Credit Obligations that are fully secured by Cash Collateral.

         "Liabilities" of any Person means all items (except for items of capital stock, additional paid-in capital or retained earnings, or of general contingency or deferred tax reserves) which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which liabilities are to be determined.

         "Lien" as applied to the property of any Person means:

         (a) any mortgage, deed to secure debt, deed of trust, lien, pledge, charge, lease constituting a Capitalized Lease Obligation, conditional sale or other title retention agreement, or other security interest, security title or encumbrance of any kind in respect of any property of such Person, or upon the income or profits therefrom,

         (b) any arrangement, express or implied, under which any property of such Person is transferred, sequestered or otherwise identified for the purpose of subjecting the same to the payment of Indebtedness or performance of any other obligation in priority to the payment of the general, unsecured creditors of such Person,

         (c) any Indebtedness which is unpaid more than 30 days after the same shall have become due and payable and which if unpaid might by law (including, but not limited to, bankruptcy and insolvency laws), or otherwise, be given any priority whatsoever over the claims of general unsecured creditors of such Person,

         (d) the filing of, or any agreement to give, any financing statement under the Uniform Commercial Code or its equivalent in any jurisdiction, excluding informational financing statements relating to property leased by WinsLoew or any Subsidiary, and

         (e) in the case of Real Estate, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances.

         "Loan" means any Revolving Credit Loan, Swingline Loan, Term Loan or Acquisition Loan, as well as all such loans collectively, as the context requires.

         "Loan Account" and "Loan Accounts" have the meanings set forth in
SECTION 5.5.

         "Loan Documents" means collectively this Agreement, the Notes, the Security Documents and each other instrument, agreement or document executed by a Borrower, a Guarantor or any Affiliate or Subsidiary of a Borrower or a Guarantor in connection with this Agreement whether prior to, on or after the Effective Date and each other instrument, agreement or document referred to herein or contemplated hereby.

         "Loan Party" means each of the Borrowers and each Guarantor.

         "Loan Year" means each period of 12 consecutive months commencing on the Effective Date and on each Anniversary thereof.

         "Loewenstein" means Loewenstein, Inc., a Florida corporation and a Wholly Owned Subsidiary of WinsLoew.

         "Make-Whole Amount" has the meaning set forth in SECTION 5.9(B).

         "Margin Stock" means "margin stock" as defined in Section 221.1(h) of Regulation U.

         "Materially Adverse Effect" means any act, omission, situation, circumstance, event or undertaking which could reasonably be expected to have, singly or in any combination with one or more other acts, omissions, situations, circumstances, events or undertakings, a materially adverse effect upon (a) the business, assets, properties, liabilities, condition (financial or otherwise), results of operations or business prospects of WinsLoew and its Subsidiaries taken as a whole, (b) the value of the whole or any material part of the Collateral, or the enforceability or priority of the Security Interest, (c) the respective ability of any Borrower or any of its Subsidiaries to perform any obligations under this Agreement or any other Loan Document to which it is a party, or (d) the legality, validity, binding effect, enforceability or admissibility into evidence of any Loan Document or the rights or remedies of the Administrative Agent, the Co-Agents or the Lenders under or in connection with any Loan Document.

         "Maximum Rate" has the meaning set forth in SECTION 5.1(F).

         "Moody's" means Moody's Investors Service, Inc.

         "Mortgages" means and includes any and all of the mortgages, deeds of trust, deeds to secure debt, assignments and other instruments executed and delivered by a Borrower to or for the benefit of the Administrative Agent by which the Administrative Agent, on behalf of the Lenders, acquires a Lien on Real Estate owned by a Borrower.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA to which a Borrower or a Related Company is required to contribute or has contributed within the immediately preceding six years.

         "Net Amount" means, with respect to any Investments made by any Person, the gross amount of all such Investments minus the aggregate amount of all cash received and the fair value, at the time of receipt by such Person, of all property received as payments of principal or premiums, returns of capital, liquidating dividends or distributions, proceeds of sale or other dispositions with respect to such Investments.

         "Net Income" or "Net Loss" means, as applied to any Person for any accounting period, the net income or net loss, as the case may be, of such Person for the period in question after giving effect to deduction of or provision for all operating expenses, all taxes and reserves (including reserves for deferred taxes) and all other proper deductions, all determined in accordance with GAAP, provided that there shall be excluded:

         (a) the net income or net loss of any Person accrued prior to the date it becomes a Subsidiary of, or is merged into or consolidated with, the Person whose Net Income is being determined or a Subsidiary of such Person,

         (b) the net income or net loss of any Person in which the Person whose Net Income is being determined or any Subsidiary of such Person has an ownership interest, except, in the case of net income, to the extent that any such income has actually been received by such Person or such Subsidiary in the form of cash dividends or similar distributions,

         (c) any restoration of any contingency reserve other than in the ordinary course of such Person's business, except to the extent that provision for such reserve was made out of income during such period,

         (d) any net gains or losses on the sale or other disposition, not in the ordinary course of business, of Investments, Business Units and other capital assets, provided that there shall also be excluded any related charges for taxes thereon,

         (e) any net gain arising from the collection of the proceeds of any insurance policy,

         (f) any write-up of any asset, and

         (g) any other extraordinary item.

         "Net Outstandings" of any Lender means, at any time, the sum of (a) all amounts paid by such Lender (other than pursuant to SECTION 15.7) to the Administrative Agent in respect of Loans by such Lender under the Revolving Credit Facility, minus (b) all amounts received by the Administrative Agent and paid by the Administrative Agent to such Lender for application, pursuant to this Agreement, to reduction of the outstanding principal balance of the Loans of such Lender outstanding under the Revolving Credit Facility.

         "Net Proceeds" means proceeds received by a Borrower or any of its Subsidiaries in cash from any Asset Disposition (including, without limitation, payments under notes or other debt securities received in connection with any Asset Disposition), net of: (a) the transaction costs of such sale, lease, transfer or other disposition; (b) any tax liability arising from such transaction; and (c) amounts applied to repayment of Indebtedness (other than the Secured Obligations) secured by a Lien on the asset or property disposed of.

         "Note" means any of the Revolving Credit Notes, the Swingline Note, the Term Notes and Acquisition Notes and "Notes" means more than one such Note.

         "Notice of Borrowing" means a written notice, or telephonic notice followed by a confirming written notice in the form attached hereto as EXHIBIT E-1, E-2 or E-3, requesting a Borrowing of, respectively, (i) either a Base Rate Revolving Credit Loan or a Eurodollar Rate Revolving Credit Loan, (ii) a Swingline Eurodollar Rate Loan or a Base Rate Swingline Loan or (iii) on or before the Acquisition Facility Termination Date, an Acquisition Loan, which is given by telex or facsimile transmission in accordance with the applicable provisions of SECTION 2.2, SECTION 2A.2 or SECTION 4A.2, as the case may be, and which specifies (x) the amount of the requested Borrowing, (y) the date of the requested Borrowing, and (z) if the requested Borrowing is of a Eurodollar Rate Loan, the duration of the applicable Interest Period.

         "Notice of Conversion or Continuation" has the meaning specified in
SECTION 5.13.

         "Old WinsLoew" means WinsLoew Furniture, Inc., a Florida corporation, prior to the WinsLoew Merger.

         "Operating Lease" means any lease (other than a lease constituting a Capitalized Lease Obligation) of real or personal property.

         "Overadvance" means at any time the amount by which the principal amount of Revolving Credit Loans outstanding at such time exceeds the amount determined pursuant to clause (b) of the definition "Borrowing Base".

         "Overadvance Condition" means and is deemed to exist any time the principal amount of Revolving Credit Loans outstanding exceeds the amount determined pursuant to clause (b) of the definition "Borrowing Base" at such time.

         "Overadvance Loan" means a Revolving Credit Loan made at the time an Overadvance Condition exists or which results in an Overadvance Condition.

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor agency.

         "Patent Security Agreement" means each Security Agreement (Patents) made by a Borrower to the Administrative Agent.

         "Patents" means and includes, in each case whether now existing or hereafter arising, all of the Borrowers' right, title and interest in and to

                  (i) any and all patents and patent applications,

                  (ii) inventions and improvements described and claimed therein,

                  (iii) reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof,

                  (iv) income, royalties, damages, claims and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof,

                  (v) rights to sue for past, present and future infringements thereof, and

                  (vi) all rights corresponding to any of the foregoing throughout the world.

         "Pending Loan" has the meaning specified in SECTION 5.15(B).

         "Permitted Acquisition" means an Acquisition by a Borrower of substantially all of the capital stock or the assets of another Person, in an arm's length transaction and in accordance with the provisions of SECTION 6.2 (without regard to whether a related Acquisition Loan is made).

         "Permitted Investments" means Investments of any Borrower in:

         (a) Cash Equivalents,

         (b) sales of inventory on credit in the ordinary course of business,

         (c) in any other Loan Party and of any Subsidiary in any Loan Party,

         (d) any Subsidiary that is not a Loan Party in an aggregate amount for all Borrowers not to exceed $500,000,

         (e) shares of capital stock, evidence of Indebtedness or other security acquired by such Borrower in consideration for or as evidence of past-due or restructured Receivables in an aggregate face amount of such Receivables at any time not to exceed $300,000,

         (f) non-cash consideration received in connection with any Asset Disposition otherwise permitted hereby,

         (g) Guaranties permitted pursuant to SECTION 12.3,

         (h) those items described on SCHEDULE 1.1B - PERMITTED INVESTMENTS,

         (i) loans and advances (i) to employees of any Borrower or their respective Subsidiaries for moving, entertainment, travel and other similar expenses in the ordinary course of business not to exceed $250,000 in the aggregate at any time outstanding or (ii) to such employees and to independent sales representatives of any Borrower or its Subsidiaries secured by the pledge of shares of WinsLoew capital stock made to finance the purchase by such employees (or representatives) of such stock, not to exceed $1,000,000 in the aggregate at any time outstanding, and

         (j) Permitted Acquisitions.

         "Permitted Liens" means:

         (a) Liens securing taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA) or the claims of materialmen, repairmen, mechanics, carriers, warehousemen or landlords for labor, materials, supplies or rentals incurred in the ordinary course of business, but in all cases only if payment shall not at the time be required to be made in accordance with SECTION 10.6,

         (b) Liens consisting of deposits or pledges made in the ordinary course of business in connection with, or to secure payment of, obligations under workers' compensation, unemployment insurance or similar legislation or under payment or performance bonds,

         (c) Liens to which the priority of any Mortgage is subject as evidenced by the related mortgagee title insurance policy accepted by the Administrative Agent or constituting encumbrances in the nature of zoning restrictions, condemnations, easements, and rights or restrictions of record on the use of real property, which do not materially detract from the value of such property or materially impair the use thereof in the business of a Borrower,

         (d) Liens consisting of deposits to secure liability to insurance carriers and the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business of a Borrower (and not in connection with incurring Debt), PROVIDED, that in each case the obligation secured by such deposit is not overdue or is being contested in good faith by appropriate proceedings during the pendency of which the execution of the applicable Lien is effectively stayed and that the aggregate amount of such deposits does not exceed at any time $500,000,

         (e) Liens of or resulting from any judgment or award that would not result in an Event of Default under SECTION 13.1(K), the time for appeal or petition for rehearing of which shall not have expired, or in respect of which a Borrower or the affected Subsidiary shall at any time in good faith be prosecuting an appeal or proceeding for review and in respect of which a stay of execution pending such appeal or proceeding for review is in effect,

         (f) Purchase Money Liens securing Permitted Purchase Money Debt,

         (g) short term leases of Real Estate to third parties that (i) are subordinate to the Mortgage (if any) encumbering such Real Estate and (ii) do not interfere with the lessor's conduct of business on such Real Estate,

         (h) Liens shown on SCHEDULE 1.1C - PERMITTED LIENS,

         (i) Liens of the Administrative Agent, for the benefit of the Lenders, arising under this Agreement and the other Loan Documents, and

         (j) Liens in existence immediately prior to the Effective Date that are satisfied in full and released (or assigned to and accepted by the Administrative Agent) on the Effective Date or promptly thereafter as a result of the application of the proceeds of the Initial Loans or cash on hand.

         "Permitted Purchase Money Debt" means Purchase Money Debt of a Borrower incurred after the Agreement Date

         (a) which is secured by a Purchase Money Lien,

         (b) the aggregate principal amount of which does not exceed an amount equal to 100% of the lesser of

                  (i) the cost (including the principal amount of such Debt, whether or not assumed) of the tangible personal property (other than Inventory) subject to such Lien, and

                  (ii) the fair value of such tangible personal property (other than Inventory) at the time of its acquisition, and

         (c) which, when aggregated with the principal amount of all other such Debt and Capitalized Lease Obligations of the Borrower at the time outstanding, does not exceed $3,000,000.

         "Person" means an individual, corporation, limited liability company, partnership, association, trust or unincorporated organization, or a government or any agency or political subdivision thereof.

         "Pompeii" means Pompeii Furniture Co., Inc., a Florida corporation and a Wholly Owned Subsidiary of Winston.

         "Pompeii-Mexico" means Industrial Mueblera Pompeii de Mexico, S.A. de C.V., a corporation organized under the laws of Mexico and a Wholly Owned Subsidiary of Winston.

         "Pro Forma" means the pro forma consolidated balance sheet of WinsLoew and its Consolidated Subsidiaries as at the Effective Date, immediately after giving effect to the transactions contemplated by this Agreement, the WinsLoew Merger Documents, the Senior Note Indenture and the Acquisition of Pompeii.

         "Projections" means the forecasted (a) consolidated balance sheets, (b) consolidated income statements and (c) consolidated cash flow statements of WinsLoew and its Consolidated Subsidiaries for the period beginning January 1, 1999 through December 31, 2003, prepared on a monthly basis for Fiscal Year 1999 and on an annual basis for each Fiscal Year thereafter, delivered to the Administrative Agent and dated June 25, 1999, together with appropriate supporting detail and a statement of underlying assumptions.

         "Proportionate Share" or "Ratable Share" or "Ratable" (and with corollary meaning, "Ratably") means, as to a Lender, such Lender's share of an amount in Dollars or other property at the time of determination equal to (i) such Lender's Facility Percentage in respect of a specified Facility, or (ii) if no Facility is specified (x) the percentage obtained by dividing the sum of such Lender's Revolving Credit and unused Acquisition Facility Commitments plus the principal amount of Term Loans and Acquisition Loans owing to such Lender by the sum of the total

Revolving Credit and unused Acquisition Facility Commitments of all Lenders plus the total principal amount of all Term Loans and Acquisition Loans then owing to all Lenders, (y) if the Commitments are terminated, the percentage of the total principal amount of Loans outstanding at such time obtained by dividing the principal amount of the Loans then owing to such Lender by the total principal amount of all Loans then owing to all Lenders, or (z) if the Commitments are terminated and no Loans are outstanding, the percentage of the total Letter of Credit Obligations then outstanding obtained by dividing such Lender's participation, if any, in such Letter of Credit Obligations by the total Letter of Credit Obligations then outstanding.

         "Purchase Money Debt" means Debt created to finance the payment of all or any part of the purchase price (not in excess of the fair market value thereof) of any tangible personal property (other than Inventory) and incurred at the time of or within 30 days prior to or after the acquisition of such tangible asset.

         "Purchase Money Lien" means any Lien securing Purchase Money Debt, but only if such Lien shall at all times be confined solely to the property (other than Inventory) the purchase price of which was financed through the incurrence of the Purchase Money Debt secured by such Lien.

         "Quoted Rate" has the meaning set forth in SECTION 2A.2.

         "Real Estate" means all of the Borrowers' now or hereafter owned or leased estates in real property, including, without limitation, all fees, leaseholds and future interests, together with all of the Borrowers' now or hereafter owned or leased interests in the improvements and emblements thereon, the fixtures attached thereto and the easements appurtenant thereto, including, without limitation the real property described on SCHEDULE 7.1(Y).

         "Receivables" has the meaning set forth in the definition "Collateral".

         "Register" has the meaning specified in SECTION 14.1(D).

         "Registration Rights Agreement" means the Registration Rights Agreement dated as of August 27, 1999 to which WinsLoew and the initial purchasers of the Senior Subordinated Notes are parties.

         "Regulation U" means Regulation U of the Board of Governors of the Federal Reserve System (or any successor), as the same may be amended or supplemented from time to time.

         "Reimbursement Agreement" means, with respect to a Letter of Credit, such form of application therefor and form of reimbursement agreement therefor (whether in a single document or several documents) as BankBoston may employ in the ordinary course of business for its own account, with such modifications thereto as may be agreed upon by BankBoston and the relevant Borrower, provided that such application and agreement and any modifications thereto are not inconsistent with the terms of this Agreement.

         "Reimbursement Obligations" means the reimbursement or repayment obligations of the relevant Borrower to BankBoston pursuant to SECTION 3.6 or pursuant to a Reimbursement Agreement with respect to amounts that have been drawn under Letters of Credit.

         "Related Company" means any (i) corporation which is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as any Borrower; (ii) partnership or other trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with any Borrower; or (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as any Borrower, any corporation described in CLAUSE (I) above or any partnership, trade or business described in CLAUSE (II) above.

         "Release" means release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration into the indoor or outdoor environment or into or out of any property, including the movement of Contaminants through or in the air, soil, surface water or groundwater.

         "Remedial Action" means actions required to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment;
(ii) prevent the Release or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or (iii) perform pre-remedial studies and investigations and post-remedial monitoring and care.

         "Required Lenders" means, at any time, any combination of Lenders whose combined Proportionate Shares at such time are greater than 51%.

         "Reserves" means any Letter of Credit Reserve or Environmental Compliance Reserve.

         "Restricted Distribution" by any Person means (i) the retirement, redemption, purchase, or other acquisition or retirement for value of any capital stock or other equity securities (except equity securities acquired on the conversion thereof into other equity securities of such Person) or equity interests or partnership or membership interests issued by such Person, (ii) the declaration or payment of any dividend or distribution in cash or property on or with respect to any such securities (other than dividends payable solely in shares of its capital stock), equity interests or partnership or membership interests, excluding, however, any such dividend, distribution or payment to any Borrower by any Subsidiary of such Borrower, (iii) any loan or advance by such Person to, or other investment by such Person in, the holder of any of such securities, equity interests or partnership or membership interests and any forgiveness or cancellation of such loan or advance, and (iv) any other payment by such Person in respect of such securities, equity interests or partnership or membership interests.

         "Restricted Payment" means (i) any redemption or prepayment or other retirement, prior to the stated maturity thereof or prior to the due date of any regularly scheduled installment or amortization payment with respect thereto, of any Debt (other than the Loans) or of any Subordinated Debt, (ii) the payment by any Person of the principal amount of or interest on any Indebtedness (other than trade debt) owing to an Affiliate of such Person or to any Affiliate of any such Affiliate and (iii) the payment of any management, consulting or similar fee by any Person to any Affiliate of such Person.

         "Revolving Credit Facility" means the credit facility providing for Revolving Credit Loans based upon the Borrowing Base and described in SECTION
2.1 up to an aggregate principal amount at any one time outstanding not to exceed $40,000,000 or such lesser or greater amount as shall be agreed upon from time to time in writing by the Administrative Agent, the Lenders and the Borrowers.

         "Revolving Credit Lender" means each Lender having a Commitment under the Revolving Credit Facility or, if the Commitments are terminated, having outstanding Revolving Credit Loans.

         "Revolving Credit Loans" means Loans made to the Borrowers pursuant to
SECTION 2.1.

         "Revolving Credit Note" means each Revolving Credit Note made by the Borrowers payable to the order of a Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Loans made to them by such Lender under the Revolving Credit Facility (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Effective Date or otherwise) substantially in the form of EXHIBIT A-1 hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

         "S&P" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies.

         "Sales Terms" means as to each Borrower, the terms and conditions on which Inventory is sold by such Borrower in the ordinary course of its business (including the terms and conditions of any recurring seasonal or other promotional sales programs and other sales terms regularly offered by such Borrower to any of its customers), as set forth in such Borrower's sales manuals or otherwise in writing delivered to and accepted by the Administrative Agent prior to the Agreement Date or, if applicable, prior to the date on which such Borrower becomes a party to this Agreement as a "Borrower."

         "Schedule of Inventory" means a schedule delivered by the Borrowers to the Administrative Agent pursuant to the provisions of SECTION 9.11(B).

         "Schedule of Receivables" means a schedule delivered by the Borrowers to the Administrative Agent pursuant to the provisions of SECTION 9.11(A).

         "Secured Obligations" means, in each case whether now in existence or hereafter arising,

         (a) the principal of, and interest and premium, if any, on, the Loans,

         (b) the Reimbursement Obligations and all other obligations of the Borrowers to BankBoston, the Administrative Agent or any Lender arising in connection with the issuance of Letters of Credit,

         (c) all obligations of the Borrowers (or any of them) to any Lender or any Affiliate of a Lender under any Interest Rate Protection Agreement, and

         (d) all indebtedness, liabilities, obligations, covenants and duties of the Borrowers to BankBoston, as the issuer of a Letter of Credit, or the Administrative Agent, the Co-Agents or to the Lenders or to any Affiliate of the Administrative Agent or any Lender of every kind, nature and description arising under or in respect of this Agreement, the Notes or any of the other Loan Documents, whether direct or indirect, absolute or contingent, due or not due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money, including without limitation, fees required to be paid pursuant to ARTICLE 5 and expenses required to be paid or reimbursed pursuant to SECTION 16.2.

         "Security Documents" means each of the following:

         (a) the Mortgages,

         (b) the Financing Statements,

         (c) the WinsLoew Pledge Agreement,

         (d) the Winston Pledge Agreement,

         (e) the Trademark Security Agreement,

         (f) the Patent Security Agreement,

         (g) the Guaranty Agreement,

         (h) each Guarantor Security Agreement, and

         (i) each other writing executed and delivered by a Borrower or any other Person securing the Secured Obligations,

         "Security Interest" means the Liens of the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders, on and in the Collateral and the Real Estate effected hereby or by any of the Security Documents or pursuant to the terms hereof or thereof.

         "Senior Subordinated Notes" means up to $105,000,000 aggregate principal amount at maturity of 12 3/4% per annum unsecured Senior Subordinated Notes due 2007 outstanding under the Senior Note Indenture (including any "Exchange Notes" as defined in said Indenture).

         "Senior Note Indenture " means the Indenture dated as of August 24, 1999 entered into by WinsLoew Escrow Corp., a Florida corporation and prior to its merger with and into TFC, a Wholly Owned Subsidiary of TFC, and American Stock Transfer & Trust Company, Trustee, the obligations of the Company under and as defined in which Indenture will be assumed by WinsLoew in the WinsLoew Merger.

         "Senior Subordinated Note Documents" means the Senior Subordinated Notes, the Senior Note Indenture and the Registration Rights Agreement.

         "Subordinated Debt" means the Senior Subordinated Notes and any other Debt of a Borrower in an amount, and that is subordinated to the Secured Obligations on terms and conditions, acceptable to Required Lenders.

         "Subsidiary" when used to determine the relationship of a Person to another Person, means a Person of which an aggregate of 50% or more of the stock of any class or classes or 50% or more of other ownership interests is owned of record or beneficially by such other Person, or by one or more Subsidiaries of such other Person, or by such other Person and one or more Subsidiaries of such Person, (i) if the holders of such stock, or other ownership interests, (A) are ordinarily, in the absence of contingencies, entitled to vote for the election of a majority of the directors (or other individuals performing similar functions) of such Person, even though the right so to vote has been suspended by the happening of such a contingency, or (B) are entitled, as such holders, to vote for the election of a majority of the directors (or individuals performing similar functions) of such Person, whether or not the right so to vote exists by reason of the happening of a contingency, or (ii) in the case of such other ownership interests, if such ownership interests constitute a majority voting interest. When used without other designation of ownership, "Subsidiary" means a Subsidiary of WinsLoew.

         "Supporting Letter of Credit" has the meaning set forth in SECTION 3.9.

         "Swingline Eurodollar Rate" has the meaning set forth in SECTION 2A.2.

         "Swingline Facility" means an amount equal to $5,000,000.

         "Swingline Lender" means BankBoston and each Lender that succeeds to such capacity with the consent of the Administrative Agent.

         "Swingline Loan" means each advance by the Swingline Lender to the Borrowers pursuant to SECTION 2A.1.

         "Swingline Loan Maturity" means as to each Swingline Loan, the date such Loan is due as specified by the Borrowers in the related Swingline Loan Request, which shall be a Business Day not more than seven days after the borrowing date of such Swingline Loan.

         "Swingline Loan Request" has the meaning set forth in SECTION 2A.2.

         "Swingline Note" means the Swingline Note made by the Borrowers payable to the order of the Swingline Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Swingline Loans made to them by the Swingline Lender under the Swingline Facility (and any promissory note that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor) substantially in the form of EXHIBIT A-2 hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

         "TFC" means Trivest Furniture Corporation, a Florida corporation.

         "Target EBITDA" has the meaning set forth in SECTION 6.2(E).

         "Term Loan" means, as the context requires, one or all of the Term Loan A, Term Loan B, and Term Loan C, as well as the aggregate Loans outstanding under the Term Loan Facilities and refers to both Eurodollar Rate Term Loans and the Base Rate Term Loans.

         "Term Loan A" means the aggregate Loans outstanding under the Term Loan A Facility and refers to both Eurodollar Rate Term Loan A and the Base Rate Term Loan A.

         "Term Loan A Facility" means the credit facility described in SECTION 4.1(A) providing for Term Loan A in the principal amount of $25,000,000.

         "Term Loan B" means the aggregate Loans outstanding under the Term Loan B Facility and refers to both Eurodollar Rate Term Loan B and the Base Rate Term Loan B.

         "Term Loan B Facility" means the credit facility described in SECTION 4.1(B) providing for Term Loan B in the principal amount of $62,500,000.

         "Term Loan C" means the aggregate Loans outstanding under the Term Loan C Facility and refers to both Eurodollar Rate Term Loan C and Base Rate Term Loan C.

         "Term Loan C Facility" means the credit facility described in SECTION 4.1(C) providing for Term Loan C in the principal amount of $7,500,000.

         "Term Loan Facility" means the Term Loan A Facility, the Term Loan B Facility or the Term Loan C Facility, and "Term Loan Facilities" means all such facilities.

         "Term Loan Lender" means each Lender holding any outstanding Term Loan and "Term Loan A Lender," "Term Loan B Lender," and "Term Loan C Lender" each means a Term Loan Lender under the designated Term Loan Facility.

         "Term Note" means any of the Term Notes A, the Term Notes B and the Term Notes C, and "Term Notes" means more than one such Note.

         "Term Note A" means each Term Note A made by the Borrowers payable to the order of a Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Loans made to them by such Lender under the Term Loan A Facility (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Effective Date or otherwise) substantially in the form of EXHIBIT B-1 hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

         "Term Note B" means each Term Note B made by the Borrowers payable to the order of a Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Loans made to them by such Lender under the Term Loan B Facility (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Effective Date or otherwise) substantially in the form of EXHIBIT B-2 hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

         "Term Note C" means each Term Note C made by the Borrowers payable to the order of a Lender evidencing the joint and several obligation of the Borrowers to pay the aggregate unpaid principal amount of the Loans made to them by such Lender under the Term Loan C Facility (and any promissory note or notes that may be issued from time to time in substitution, renewal, extension, replacement or exchange therefor whether payable to such Lender or to a different Lender in connection with a Person becoming a Lender after the Effective Date or otherwise) substantially in the form of EXHIBIT B-3 hereto, with all blanks properly completed, either as originally executed or as the same may from time to time be supplemented, modified, amended, renewed, extended or refinanced.

         "Termination Date" means December 31, 2004, or such earlier date as all Secured Obligations shall have been irrevocably paid in full and the Revolving Credit Facility and the

Acquisition Facility shall have been terminated, or such later date as to which the same may be extended pursuant to the provisions of SECTION 2.5.

         "Texacraft" means Texacraft, Inc., a Texas corporation and a Wholly Owned Subsidiary of Winston.

         "Total Facilities" means the aggregate of the Revolving Credit Facility, the Term Loan Facilities and the Acquisition Facility.

         "Total Funded Debt to EBITDA Ratio" means as of the last day of a Fiscal Quarter, the ratio of (i) the outstanding principal amount of Funded Debt on such last day to (ii) EBITDA, for the period of four consecutive Fiscal Quarters ended on such day. For purposes of computing the Total Funded Debt to EBITDA Ratio, the WinsLoew Merger and the Acquisition by Winston of Pompeii and Pompeii-Mexico (which was completed on July 30, 1999), and the related capital contributions and borrowings shall be deemed to have occurred on the first day of the fourth Fiscal Quarter preceding the Effective Date, and, subject to the Administrative Agent's consent, any other subsequent Permitted Acquisition by any Borrower and the capital contributions and the borrowings in connection with consummation thereof shall be deemed to have occurred on the first day of the fourth Fiscal Quarter preceding the date of such Permitted Acquisition or such later date as the Administrative Agent and WinsLoew may agree.

         "Trademark Security Agreement" means each Security Agreement (Trademarks), dated on or about the Effective Date, made by a Borrower to the Administrative Agent.

         "Trademarks" means and includes in each case whether now existing or hereafter arising, all of the Borrowers' right, title and interest in and to

         (a) trademarks (including service marks), trade names and trade styles and the registrations and applications for registration thereof and the goodwill of the business symbolized by the trademarks,

         (b) licenses of the foregoing, whether as licensee or licensor,

         (c) renewals thereof,

         (d) income, royalties, damages and payments now or hereafter due and/or payable with respect thereto, including, without limitation, damages, claims and payments for past and future infringements thereof,

         (e) rights to sue for past, present and future infringements thereof, including the right to settle suits involving claims and demands for royalties owing, and

         (f) all rights corresponding to any of the foregoing throughout the world.

         "Trivest Investors" means those investors set forth on SCHEDULE 1.1D.

         "Trivest Management Agreement" means the Management Agreement dated as of a date on or about the Effective Date between WinsLoew and Trivest II, Inc., a Florida corporation, as the same may hereafter be amended, extended, renewed, restated and replaced in accordance with the terms thereof and the applicable provisions of this Agreement.

         "Trivest Management Fees" means all compensation and expense reimbursement amounts payable from time to time by WinsLoew to Trivest II, Inc., a Florida corporation, pursuant to the Trivest Management Agreement.

         "Tropic Craft" means Tropic Craft, Inc., a Florida corporation and a Wholly Owned Subsidiary of Winston.

         "Type" when used in respect of any Loan or Borrowing, shall refer to the rate by reference to which interest on such Loan or on the Loans comprising such Borrowing is determined.

         "Unfunded Vested Accrued Benefits" means with respect to any Benefit Plan subject to Title IV of the ERISA , amount at any time by which

         (a) the present value of all vested nonforfeitable benefits under such Benefit Plan exceeds

         (b) the fair market value of all Benefit Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Benefit Plan.

         "Uniform Commercial Code" or "UCC" means the Uniform Commercial Code as in effect in the relevant jurisdiction.

         "WPI" means Winston Properties, Inc., an Alabama corporation and a Wholly Owned Subsidiary of Winston.

         "WPI Purchases" has the meaning set forth in SECTION 12.5.

         "Wholly Owned Subsidiary" when used to determine the relationship of a Subsidiary to a Person means a Subsidiary all of the issued and outstanding shares (other than directors' qualifying shares) of the capital stock of which shall at the time be owned by such Person or one or more of such Person's Wholly Owned Subsidiaries or by such Person and one or more of such Person's Wholly Owned Subsidiaries.

         "WinsLoew" means WinsLoew Furniture, Inc., a Florida corporation and the surviving corporation of the WinsLoew Merger.

         "WinsLoew Merger" means the merger of TFC with and into Old WinsLoew as contemplated by the WinsLoew Merger Agreement and the other WinsLoew Merger Documents.

         "WinsLoew Merger Agreement" means the Second Amended and Restated Agreement and Plan of Merger dated as of May 4, 1999 between TFC and Old WinsLoew, as the same may be amended up to and through the Effective Date with the consent of the Administrative Agent.

         "WinsLoew Merger Contribution" means total equity contributions of at least $78,000,000, including, without limitation, equity contributions up to $12,000,000 in the form of "rollover" of shares of WinsLoew, the proceeds of which are applied to acquire shares of Old WinsLoew, made by Persons who are shareholders of Old WinsLoew on the Effective Date.

         "WinsLoew Merger Documents" means, collectively, the WinsLoew Merger Agreement and all other documents, agreements and certificates executed in connection with the consummation of the transactions contemplated by the WinsLoew Merger Agreement, including, without limitation, those listed on
SCHEDULE 1.1A - WINSLOEW MERGER DOCUMENTS attached hereto.

         "WinsLoew Pledge Agreement" means the Stock Pledge Agreement in form and substance satisfactory to the Administrative Agent executed by WinsLoew as of the Effective Date in favor of the Administrative Agent, pursuant to which WinsLoew pledges all of the issued and outstanding shares of the capital stock of Loewenstein and Winston as security for the Secured Obligations.

         "Winston" means Winston Furniture Company of Alabama, Inc., an Alabama corporation and a Wholly Owned Subsidiary of WinsLoew.

         "Winston Pledge Agreement" means the Stock Pledge Agreement in form and substance satisfactory to the Administrative Agent executed by Winston as of the Effective Date in favor of the Administrative Agent, pursuant to which Winston pledges all of the issued and outstanding shares of the capital stock of Tropic Craft, Texacraft, WPI and Pompeii and 65% of the issued and outstanding shares of the capital stock of Pompeii-Mexico as security for the Secured Obligations.

         "Year 2000 Compliant" means, as to any computer application used by WinsLoew or any Subsidiary of WinsLoew, or any supplier, vendor or customer of WinsLoew or any of its Subsidiaries, that such computer application will not be negatively impacted by the Year 2000 Problem and that such computer application is reasonably expected on a timely basis to be able to properly recognize and perform date-sensitive functions for all dates prior to, on and after January 1, 2000.

         "Year 2000 Problem" means the risk that computer applications used by WinsLoew or any of its Subsidiaries, or any supplier, vendor or customer of WinsLoew or any of its Subsidiaries with which WinsLoew's or such Subsidiaries' data processing systems communicate electronically may be unable to properly recognize and perform date-sensitive functions involving dates prior to, on or after January 1, 2000.

         SECTION 1.2  General Interpretive Rules.

         (a) All terms of an accounting nature not specifically defined herein shall have the meaning ascribed thereto by GAAP.

         (b) The terms accounts, chattel paper, contract rights, documents, equipment, instruments, general intangibles and inventory, as and when used in this Agreement or the Security Documents, shall have the meanings given those terms in the Uniform Commercial Code.

         (c) Unless otherwise specified, the words "hereof," "herein," "hereunder" and words of similar import, when used in this Agreement, refer to this Agreement as a whole and not to any particular provision, section or subsection of this Agreement.

         (d) Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, the feminine and the neuter. Words denoting individuals include corporations and vice versa.

         (e) References to any legislation or statute or code, or to any provisions of any legislation or statute or code, shall include any modification or reenactment of, or any legislative, statutory or code provision substituted for, such legislation, statute or code or provision thereof.

         (f) References to any document or agreement (including this Agreement) shall include references to such document or agreement as amended, novated, supplemented, modified or replaced from time to time, so long as and to the extent that such amendment, novation, supplement, modification or replacement is either not prohibited by the terms of this Agreement or is consented to by the Required Lenders and the Administrative Agent or otherwise as required by any Loan Document.

         (g) Except where specifically restricted in a Loan Document, references to any Person include its successor or permitted substitutes and assigns permitted or not prohibited under such Loan Document.

         (h) References to the time of day are to the time of day in the city in which the Administrative Agent's Office is located.

         (i) The terms "payment", "prepayment", "distribution" and similar terms used in the definitions of "Restricted Distribution" and "Restricted Payment" and in SECTION 12.6, shall include payment by means of the transfer of funds or of property and, in the event of a transfer of property, the payment shall be deemed to be in an amount equal to the greater of the fair market value and the book value of the property at the time of the transfer.

         (j) Titles of Articles and Sections in this Agreement are for convenience only, do not constitute part of this Agreement and neither limit nor amplify the provisions of this Agreement, and all references in this Agreement to Articles, Sections, subsections, paragraphs, clauses, subclauses, Schedules, Annexes or Exhibits shall refer to the corresponding Article, Section, subsection, paragraph, clause or subclause of, or Schedule, Annex or Exhibit attached to, this Agreement, unless specific reference is made to the articles, sections or other subdivisions or divisions of, or to schedules or exhibits to, another document or instrument.

         (k) Whenever from the context it appears appropriate, the term "Loan", including such terms as used as part of a defined term including the term "Loan", shall mean and include a Loan made by all Lenders to the Borrowers as well as a Lender's Proportionate Share of any Loan.

         (l) All references to defined terms, unless otherwise specified herein, shall mean such terms as defined in this Agreement.

         (m) Whenever the phrase "to the knowledge of the Borrower(s)" or words of similar import relating to the knowledge of a Borrower are used herein, such phrase shall mean and refer to (i) the actual knowledge of the President or chief financial officer of WinsLoew or (ii) the knowledge that such officers would have obtained if they had engaged in good faith in the diligent performance of their duties, including the making of such reasonable specific inquiries as may be necessary of the appropriate persons in a good faith attempt to ascertain the accuracy of the matter to which such phrase relates.

         (n) The Security Interest, any other Lien referred to in this Agreement or in any other Loan Document as having been created in favor of the Agent, any agreement entered into by the Agent pursuant to this Agreement or any other Loan Document, any payments made by or to or funds received by the Agent pursuant to or as contemplated by this Agreement or any other Loan Document, and any other act taken or omitted by the Agent shall, unless expressly provided otherwise, exist, be created, be entered into, be made or received, taken or omitted, for the benefit or account of the Agent and the Lenders.

         SECTION 1.3 Exhibits, Annexes and Schedules. All Exhibits, Annexes and Schedules attached hereto are by reference made a part hereof.

                                    ARTICLE 2

                            REVOLVING CREDIT FACILITY

         SECTION 2.1 Revolving Credit Loans. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Revolving Credit Lender agrees, severally, but not jointly, to make Revolving Credit Loans under the Revolving Credit Facility to the Borrowers from time to time from the Effective Date to but not including the Termination Date, as requested or deemed requested by the Borrowers' Representative in accordance with the terms of SECTION 2.2, in amounts equal to such Lender's Proportionate Share of each Revolving Credit Loan requested or deemed requested hereunder up to an aggregate amount at any one time outstanding equal to such Lender's Proportionate Share of the Borrowing Base; PROVIDED, HOWEVER, that the aggregate principal amount of all outstanding Revolving Credit Loans (after giving effect to the Loans requested) shall not exceed the Revolving Credit Facility minus the Letter of Credit Reserve minus the aggregate outstanding principal amount of any Swingline Loans. It is expressly understood and agreed that the Lenders may and at present intend to use the Borrowing Base as a maximum ceiling on Loans made to the Borrowers under the Revolving Credit Facility; PROVIDED, HOWEVER, that it is agreed that should the aggregate outstanding amount of such Loans exceed the ceiling so determined or any other limitation set forth in this Agreement, such Loans shall nevertheless constitute Secured Obligations and, as such, shall be entitled to all benefits thereof and security therefor. The principal amount of any Loans made under the Revolving Credit Facility which is repaid may be reborrowed by the Borrowers, subject to the terms and conditions of this Agreement, in accordance with the terms of this
SECTION 2.1. The Administrative Agent's and each Revolving Credit Lender's books and records reflecting the date and the amount of each Loan made under the Revolving Credit Facility and each repayment of principal thereof shall constitute prima facie evidence of the accuracy of the information contained therein, subject to the provisions of SECTION 5.7.

         SECTION 2.2 Borrowing. (a) Requests for Borrowings under the Revolving Credit Facility (other than the Initial Loans which shall be the subject of the Initial Notice of Borrowing referred to in SECTION 6.1(c)) shall be made by delivery or deemed delivery of a Notice of Borrowing, given or deemed given, by the Borrowers' Representative, in the manner specified in SECTION 5.3.

         (b) Disbursement of Loans. The Administrative Agent shall notify the Revolving Credit Lenders promptly (and in any event not later than the Business Day prior to the proposed Borrowing date) of each Notice of Borrowing given or deemed given. Not later than 1:30 p.m. on the proposed Borrowing date, each Revolving Credit Lender will make available to the Administrative Agent, for the account of the Borrowers, at the Administrative Agent's Office in funds immediately available to the Administrative Agent, such Lender's Proportionate Share of such Revolving Credit Loan. The Borrowers hereby irrevocably authorize the Administrative

Agent to disburse the proceeds of each Borrowing requested, or deemed to be requested, pursuant to this SECTION 2.2 by wire transfer or other appropriate means to such account of a Borrower as may be agreed upon by the Borrowers' Representative and the Administrative Agent from time to time or, in the case of the proceeds of each Borrowing deemed requested under SECTION 5.8(A), by way of direct payment of the relevant Secured Obligation.

         SECTION 2.3 Repayment of Revolving Credit Loans. The Revolving Credit Loans will be repaid as follows:

         (a) The outstanding principal amount of all the Revolving Credit Loans is due and payable, and shall be repaid by the Borrowers in full, as their joint and several obligation, not later than the Termination Date; and

         (b) Subject to the provisions of SECTION 5.8, if at any time the aggregate outstanding unpaid principal amount of the Revolving Credit Loans exceeds the Borrowing Base in effect at such time minus the aggregate outstanding principal amount of all Swingline Loans, the Borrowers shall (unless a payment is made by the Borrowers pursuant to SECTION 2A.3 or SECTION 2A.4 that eliminates such excess) immediately repay the Revolving Credit Loans in an amount sufficient to reduce the aggregate unpaid principal amount of such Revolving Credit Loans by an amount equal to such excess, together with accrued and unpaid interest on the amount so repaid to the date of repayment.

Repayments pursuant to SECTION 2.3(B) shall be applied first to the Base Rate Revolving Credit Loans and then to Eurodollar Rate Revolving Credit Loans.

         SECTION 2.4 Revolving Credit Note. Each Revolving Credit Lender's Revolving Credit Loans and the joint and several obligation of the Borrowers to repay such Revolving Credit Loans shall also be evidenced by a Revolving Credit Note payable to the order of such Lender. Each Revolving Credit Note shall be dated the Effective Date (or later "effective date" under any Assignment and Acceptance) and be duly and validly executed and delivered by the Borrowers.

         SECTION 2.5 Extension of Revolving Credit Facility. Upon the request of the Borrowers, the Lenders may, in their sole discretion, agree to extend the Termination Date by an instrument in writing signed by the Administrative Agent and all Lenders.

                                   ARTICLE 2A

                               SWINGLINE FACILITY

         SECTION 2A.1 Swingline Loans. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, the Swingline Lender shall make Swingline Loans to the Borrowers from time to time, from and after the Effective Date until the Termination Date, as requested by the Borrowers in accordance with the terms of
SECTION 2A.2, up to an aggregate principal amount of Swingline Loans at any time outstanding not to exceed the lesser of (i) the Swingline Facility and (ii) the Borrowing Base MINUS the aggregate principal amount of outstanding Revolving Credit Loans. The Swingline Loans will be deemed to be usage of the Revolving Credit Facility for the purpose of calculating availability pursuant to SECTION 2.1, but will not reduce the Swingline Lender's obligation to lend its Proportionate Share of the remaining unused Revolving Credit Facility.

         SECTION 2A.2 Making Swingline Loans. Upon request of the Borrowers' Representative, the Swingline Lender shall promptly notify the Borrowers' Representative and the Administrative Agent of the quoted rate of interest applicable on any Business Day to a proposed Swingline Loan (such rate of interest, a "Quoted Rate") and of the rate that would be applicable to a Eurodollar Rate Revolving Credit Loan made on the same day for an Interest Period of one month (the "Swingline Eurodollar Rate"). Requests for Swingline Loans shall be made not later than 4:00 p.m. on the Business Day of the proposed Swingline Loan by delivery by telex, telegraph, telecopy or telephone of a request therefor by Borrowers' Representative to the Administrative Agent. Each such notice (a "Swingline Loan Request") shall specify (i) the proposed borrowing date, (ii) the amount of Swingline Loan requested, (iii) the applicable Quoted Rate or Eurodollar Rate, as selected by the Borrowers, and
(iv) the applicable Swingline Loan Maturity, and shall be immediately followed by a written confirmation thereof by the Borrowers' Representative in substantially the form of EXHIBIT E-2 hereto, PROVIDED, that if such written confirmation differs in any material respect from the action taken by the Administrative Agent, the records of the Administrative Agent shall control absent manifest error. Not later than 6:00 p.m. on the date specified for any Swingline Loan, the Swingline Lender shall make available such Swingline Loan in immediately available funds to the Administrative Agent at the Administrative Agent's Office. After the Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in ARTICLE 6, the Administrative Agent will, and the Borrowers hereby irrevocably authorize the Administrative Agent to, disburse the proceeds of each Swingline Loan by making such funds available to the Borrowers by wire transfer to such account of a Borrower as the Borrowers and the Administrative Agent may agree from time to time.

         SECTION 2A.3 Repayment of Swingline Loans. The principal amount of each Swingline Loan shall be repaid by the Borrowers in full on the applicable Swingline Loan Maturity, together with accrued and unpaid interest thereto such date.

         SECTION 2A.4 Prepayment. If at any time the aggregate unpaid principal amount of Swingline Loans outstanding to the Borrowers from the Swingline Lender exceeds the amount set forth in the first sentence of SECTION 2A.1, the Borrowers shall pay to the Administrative Agent for the account of the Swingline Lender on demand by the Administrative Agent, an amount equal to such excess, together with accrued and unpaid interest on the principal amount prepaid to the date of prepayment. Notwithstanding the foregoing, no such prepayment shall be required if the Borrowers shall have made an appropriate prepayment in accordance with the provisions of SECTION 2.3(B).

         SECTION 2A.5 Swingline Note. The Swingline Loans made by the Swingline Lender and the obligation of the Borrowers to repay such Loans shall be evidenced by, and be repayable in accordance with the terms of, a single Swingline Note, made by the Borrowers payable to the order of the Swingline Lender. The Swingline Note shall be dated the Effective Date and be duly and validly executed and delivered by the Borrowers.

         SECTION 2A.6 Settlement with Other Lenders. All payments of principal, interest and any other amount with respect to such Swingline Loan shall be payable to and received by the Administrative Agent for the account of the Swingline Lender. Upon demand by the Swingline Lender, with notice thereof to the Administrative Agent, and notwithstanding the occurrence and continuation at the time of such demand of any Default or Event of Default, each Revolving Credit Lender shall make a Base Rate Revolving Credit Loan in the amount of its Revolving Credit Facility Percentage of the outstanding Swingline Loans for the account of the Borrowers, the proceeds of which shall be paid over to the Swingline Lender and applied to the repayment of such Swingline Loans. Any payments received by the Administrative Agent prior to such repayment by the Revolving Credit Lenders which in accordance with the terms of this Agreement are to be applied to the reduction of the outstanding principal balance of Swingline Loans shall be paid over to the Swingline Lender and so applied.

                                    ARTICLE 3

                            LETTER OF CREDIT FACILITY

         SECTION 3.1 Agreement to Issue. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, BankBoston agrees to issue for the account of any Borrower one or more Letters of Credit in accordance with this ARTICLE 3, from time to time during the period commencing on the Effective Date and ending on the Termination Date.

         SECTION 3.2 Amounts. BankBoston shall not have any obligation to issue any Letter of Credit at any time:

         (a) if, after giving effect to the issuance of the requested Letter of Credit, (i) the aggregate Letter of Credit Obligations of the Borrowers would exceed the Letter of Credit Facility then in effect or (ii) the aggregate principal amount of the Revolving Credit Loans and Swingline Loans outstanding would exceed the Borrowing Base (after reduction for the Letter of Credit Reserve in respect of such Letter of Credit) or (iii) if no Revolving Credit Loans or Swingline Loans are outstanding, the aggregate Letter of Credit Obligations would exceed the Borrowing Base; or

         (b) which has a term longer than one calendar year or an expiration date after the last Business Day that is more than 10 days prior to the Termination Date.

         SECTION 3.3 Conditions. The obligation of BankBoston to issue any Letter of Credit is subject to the satisfaction of (a) the applicable conditions precedent contained in ARTICLE 6 and (b) the following additional conditions precedent in a manner satisfactory to the Administrative Agent and BankBoston:

                  (i) the Borrowers, through the Borrowers' Representative, shall have delivered to BankBoston and the Administrative Agent at such times and in such manner as BankBoston or the Administrative Agent may prescribe an application in form and substance satisfactory to BankBoston and the Administrative Agent for the issuance of the Letter of Credit, a Reimbursement Agreement and such other documents as may be required pursuant to the terms thereof, and the form and terms of the proposed Letter of Credit shall be satisfactory to BankBoston and the Administrative Agent; and

                  (ii) as of the date of issuance, no order of any court, arbitrator or governmental authority having jurisdiction or authority over BankBoston shall purport by its terms to enjoin or restrain banks generally from issuing letters of credit of the type and in the amount of the proposed Letter of Credit, and no law, rule or regulation applicable to banks generally and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over banks generally shall prohibit, or request that BankBoston refrain from, the issuance of letters of credit generally or the issuance of such Letter of Credit.

         SECTION 3.4 Issuance of Letters of Credit.

         (a) Request for Issuance. A Borrower, through the Borrowers' Representative, shall give BankBoston and the Administrative Agent written notice of such Borrower's request for the issuance of a Letter of Credit no later than two Business Days prior to the proposed date of issuance of the Letter of Credit. Such notice shall be irrevocable and shall specify the original face amount of the Letter of Credit requested, the effective date (which date shall be a Business Day) of issuance of such requested Letter of Credit, whether such Letter of Credit may be drawn in a single or in multiple draws, the date on which such requested Letter of Credit is to expire (which date shall be a Business Day earlier than the tenth day prior to the Termination
Date), the purpose for which such Letter of Credit is to be issued and the beneficiary of the requested Letter of Credit. The Borrowers' Representative shall attach to such notice the form of the Letter of Credit that it requests to be issued.

         (b) Responsibilities of the Administrative Agent; Issuance. The Administrative Agent shall determine, as of the Business Day immediately preceding the requested effective date of issuance of the Letter of Credit set forth in the notice from the Borrower's Representative pursuant to SECTION 3.4(A), the amount of the unused Letter of Credit Facility. If (i) the form of the Letter of Credit delivered by a Borrower to the Administrative Agent is acceptable to BankBoston and the Administrative Agent in their sole, reasonable discretion, (ii) the undrawn face amount of the requested Letter of Credit is less than or equal to the unused Letter of Credit Facility and (iii) the Administrative Agent has received a certificate from the Borrowers' Representative stating that the applicable conditions set forth in ARTICLE 6 and
SECTION 3.3 have been satisfied, then BankBoston will cause the Letter of Credit to be issued.

         (c) Notice of Issuance. Promptly after the issuance of any Letter of Credit, BankBoston shall give the Administrative Agent written or facsimile notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of such Letter of Credit, and the Administrative Agent shall give each Lender written or facsimile notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of such Letter of Credit.

         (d) No Extension or Amendment. No Letter of Credit shall be extended or amended unless the requirements of this SECTION 3.4 are met as though a new Letter of Credit were being requested and issued.

         SECTION 3.5 Duties of BankBoston. Any action taken or omitted to be taken by BankBoston under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not result in any liability of BankBoston to any

Lender or relieve any Lender of its obligations hereunder to BankBoston. In determining whether to pay under any Letter of Credit, BankBoston shall have no obligation to any Lender other than to confirm that any documents required to be delivered under such Letter of Credit in connection with such drawing have been presented and appear on their face to comply with the requirements of such Letter of Credit.

         SECTION 3.6 Payment of Reimbursement Obligations.

         (a) Payment to Issuer. Notwithstanding any provisions to the contrary in any Reimbursement Agreement, the Borrowers agree, jointly and severally, to reimburse BankBoston for any drawings (whether partial or full) under each Letter of Credit issued by BankBoston and agree to pay to BankBoston the amount of all other Reimbursement Obligations and other amounts payable to BankBoston under or in connection with such Letter of Credit immediately when due, irrespective of any claim, set-off, defense or other right which any Borrower may have at any time against BankBoston or any other Person.

         (b) Recovery or Avoidance of Payments. In the event any payment by or on behalf of the Borrowers with respect to any Letter of Credit (or any Reimbursement Obligation relating thereto) received by BankBoston, or by the Administrative Agent and distributed by the Administrative Agent to the Lenders on account of their respective participations therein, is thereafter set aside, avoided or recovered from BankBoston or the Administrative Agent in connection with any receivership, liquidation or bankruptcy proceeding, the Lenders shall, upon demand by the Administrative Agent, pay to the Administrative Agent, for the account of the Administrative Agent or BankBoston, their respective Proportionate Shares of such amount set aside, avoided or recovered together with interest at the rate required to be paid by the Administrative Agent upon the amount required to be repaid by it.

         SECTION 3.7  Participations.

         (a) Purchase of Participations. Immediately upon issuance by BankBoston of a Letter of Credit, each Revolving Credit Lender shall be deemed to have irrevocably and unconditionally purchased and received without recourse or warranty, an undivided interest and participation in such Letter of Credit, equal to such Lender's Revolving Credit Facility Percentage of the face amount thereof (including, without limitation, all obligations of the Borrowers with respect thereto other than amounts owing to BankBoston under SECTION 5.2(D)), and any security therefor or guaranty pertaining thereto).

         (b) Sharing of Letter of Credit Payments. In the event that BankBoston makes a payment under any Letter of Credit and BankBoston shall not have been repaid such amount pursuant to SECTION 3.6, then the Borrowers shall be deemed to have requested a Base Rate Revolving Credit Loan in the amount of such payment, and notwithstanding the occurrence or continuance of a Default or Event of Default at the time of such payment, each Revolving Credit

Lender shall be absolutely obligated to make its Proportionate Share of such Revolving Credit Loan available to the Administrative Agent for disbursement as provided in SECTION 2.2(B).

         (c) Sharing of Reimbursement Obligation Payments. Whenever BankBoston receives a payment from or on behalf of the Borrowers on account of a Reimbursement Obligation as to which the Administrative Agent has previously received for the account of BankBoston payment from a Lender pursuant to this
SECTION 3.7, BankBoston shall promptly pay to the Administrative Agent, for the benefit of such Lender, such Lender's Proportionate Share of the amount of such payment from the Borrowers in Dollars. Each such payment shall be made by BankBoston on the Business Day on which BankBoston receives immediately available funds from the Administrative Agent pursuant to the immediately preceding sentence, if received prior to 11:00 a.m. on such Business Day, and otherwise on the next succeeding Business Day.

         (d) Documentation. Upon the request of any Lender, the Administrative Agent shall furnish to such Lender copies of any Letter of Credit, Reimbursement Agreement or application for any Letter of Credit and such other documentation as may reasonably be requested by such Lender.

         (e) Obligations Irrevocable. The obligations of each Revolving Credit Lender to make payments to the Administrative Agent with respect to any Letter of Credit and its participation therein pursuant to the provisions of SECTION
5.10 hereof or otherwise and the obligations of the Borrowers to make payments to BankBoston or to the Administrative Agent, for the account of the Revolving Credit Lenders, shall be irrevocable, shall not be subject to any qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement (assuming, in the case of the obligations of the Revolving Credit Lenders to make such payments, that the Letter of Credit has been issued in accordance with SECTION 3.4), including, without limitation, any of the following circumstances:

                  (i) Any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

                  (ii) The existence of any claim, set-off, defense or other right which any Borrower may have at any time against a beneficiary named in a Letter of Credit or any transferee of any Letter of Credit (or any Person for whom any such transferee may be acting), any Lender, BankBoston or any other Person, whether in connection with this Agreement, any Letter of Credit, the transactions contemplated herein or any unrelated transactions (including any underlying transactions between any Borrower or any other Person and the beneficiary named in any Letter of Credit);

                  (iii) Any draft, certificate or any other document presented under the Letter of Credit upon which payment has been made in good faith and according to its terms proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

                  (iv) The surrender or impairment of any Collateral or any other security for the Secured Obligations or the performance or observance of any of the terms of any of the Loan Documents;

                  (v) The occurrence of any Default or Event of Default; or

                  (vi) BankBoston's or the Administrative Agent's failure to deliver the notice provided for in SECTION 3.4(C).

         SECTION 3.8 Indemnification, Exoneration.

         (a) Indemnification. In addition to amounts payable as elsewhere provided in this ARTICLE 3, the Borrowers agree, jointly and severally, to protect, indemnify, pay and save the Lenders and the Administrative Agent harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including reasonable attorneys' fees) which any Lender or the Administrative Agent may incur or be subject to as a consequence, directly or indirectly, of

                  (i) the issuance of any Letter of Credit, other than as a result of its gross negligence or willful misconduct, as determined by a court of competent jurisdiction, or

                  (ii) the failure of BankBoston to honor a drawing under any Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto governmental authority (all such acts or omissions being hereinafter referred to collectively as "Government Acts").

         (b) Assumption of Risk by the Borrower. As among the Borrowers, the Lenders and the Administrative Agent, the Borrowers assume all risks of the acts and omissions of, or misuse of any of the Letters of Credit by, the respective beneficiaries of such Letters of Credit. In furtherance and not in limitation of the foregoing, subject to the provisions of the applications for the issuance of Letters of Credit, the Lenders and the Administrative Agent shall not be responsible for:

                  (i) the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any Person in connection with the application for and issuance of and presentation of drafts with respect to any of the Letters of Credit, even if it should prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged;

                  (ii) the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign any Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason;

                  (iii) the failure of the beneficiary of any Letter of Credit to comply duly with conditions required in order to draw upon such Letter of Credit;

                  (iv) errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher;

                  (v) errors in interpretation of technical terms;

                  (vi) any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Letter of Credit or of the proceeds thereof;

                  (vii) the misapplication by the beneficiary of any Letter of Credit of the proceeds of any drawing under such Letter of Credit; or

                  (viii) any consequences arising from causes beyond the control of the Lenders or the Administrative Agent, including, without limitation, any Government Acts.

None of the foregoing shall affect, impair or prevent the vesting of any of the Administrative Agent's rights or powers under this SECTION 3.8.

         (c) Exoneration. In furtherance and extension, and not in limitation, of the specific provisions set forth above, any action taken or omitted by the Administrative Agent, BankBoston or any Lender under or in connection with any of the Letters of Credit or any related certificates, if taken or omitted in good faith, absent gross negligence or willful misconduct, shall not result in any liability of any Lender or the Administrative Agent to any Borrower or relieve any Borrower of any of its obligations hereunder to any such Person.

         SECTION 3.9 Supporting Letter of Credit; Cash Collateral Account. Upon the occurrence of an Event of Default or, if, notwithstanding the provisions of
SECTION 3.2(B), any Letter of Credit is outstanding on the Termination Date, then on or prior to the Termination Date, the Borrowers shall, promptly on demand by the Administrative Agent, deposit with the Administrative Agent, for the Ratable benefit of the Lenders, with respect to each Letter of Credit then outstanding, as the Administrative Agent shall specify, either (a) a standby letter of credit (a "Supporting Letter of Credit") in form and substance satisfactory to the Administrative Agent, issued by an issuer satisfactory to the Administrative Agent in its reasonable judgment in an amount equal to the greatest amount for which such Letter of Credit may be drawn and expiring not earlier than 10 days after the expiration date of such Letter of Credit, under which Supporting Letter of Credit the Administrative Agent shall be entitled to draw amounts necessary to reimburse the Administrative Agent and the Revolving Credit Lenders for payments made by the Administrative Agent and the Revolving Credit Lenders under such Letter of Credit or under any reimbursement or guaranty agreement with respect thereto, or (b) Cash Collateral in an amount necessary to reimburse the Administrative Agent and the Revolving Credit Lenders for payments made by the Administrative Agent and the Lenders under such Letter of Credit or under any reimbursement or guaranty agreement with respect thereto. Such Supporting Letter of Credit or Cash Collateral shall be held by the Administrative Agent first, for the Ratable benefit of the Revolving Credit Lenders, as security for, and to provide for the payment of, the Reimbursement Obligations, and after any Reimbursement Obligations have been paid in full, for the Ratable benefit of all Lenders; PROVIDED that, the Administrative Agent may at any time after the Termination Date or if an Event of Default exists, apply any or all of such Cash Collateral to the payment of any or all of the Secured Obligations then due and payable. The Cash Collateral shall be deposited in the Cash Collateral Account or an Investment Account and shall be administered in accordance with the provisions of SECTION 5.16.

                                  ARTICLE 4

                             TERM LOAN FACILITIES

         SECTION 4.1 Term Loans.

         (a) Term Loan A. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Term Loan A Lender agrees severally, but not jointly, to make a Base Rate Loan to the Borrowers on the Effective Date, in a principal amount equal to such Lender's Proportionate Share of the Term Loan A Facility.

         (b) Term Loan B. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Term Loan B Lender agrees severally, but not jointly, to make a Base Rate Loan to the Borrowers on the Effective Date in a principal amount equal to such Lender's Proportionate Share of the Term Loan B Facility.

         (c) Term Loan C. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Term Loan C Lender agrees severally, but not jointly, to make a Base Rate Loan to the Borrowers on the Effective Date in a principal amount equal to such Lender's Proportionate Share of the Term Loan C Facility.

         SECTION 4.2 Manner of Borrowing Term Loans. The Borrowers, through the Borrowers' Representative, shall give the Administrative Agent an Initial Notice of Borrowing at least two Business Days' prior to the occurrence of the Effective Date. Upon receipt of such notice from the Borrowers' Representative, the Administrative Agent shall promptly notify each Term Loan Lender thereof. Each Term Loan Lender will make a Base Rate Loan in an amount equal to its Proportionate Share of the aggregate principal amount of the Term Loans properly requested in the Initial Notice of Borrowing available to the Administrative Agent, for the account of the Borrowers, at the Administrative Agent's Office, prior to 12:00 noon on the Effective Date (assuming satisfaction of the applicable conditions set forth in Article 6) in funds immediately available to the Administrative Agent. On the Effective Date, upon satisfaction of the applicable conditions set forth in ARTICLE 6, as applicable, the Administrative Agent will disburse the Term Loans on the Effective Date, in same day funds in accordance with the terms of the Initial Notice of Borrowing.

         SECTION 4.3 Repayment of Term Loans.

         (a) Term Loan A. The principal amount of Term Loan A is due and payable, and shall be repaid in full by the Borrowers, as their joint and several obligation, in twenty consecutive installments on successive Installment Payment Dates as follows: eight installments on successive Installment Payment Dates commencing on March 31, 2000, each in the amount of $750,000; eight installments on successive

Installment Payment Dates commencing on March 31, 2002, each in the amount of $1,500,000; and four installments on successive Installment Payment Dates commencing March 31, 2004, each in the amount of $1,750,000; PROVIDED that the payment due on December 31, 2004 shall be in the full amount of the then outstanding and unpaid principal balance of Term Loan A.

         (b) Term Loan B. The principal amount of Term Loan B is due and payable, and shall be repaid in full by the Borrowers, as their joint and several obligation, in twenty-six consecutive installments on successive Installment Payment Dates as follows: twenty installments on successive Installment Payment Dates commencing on March 31, 2000, each in the amount of $175,000; four installments on successive Installment Payment Dates commencing on March 31, 2005, each in the amount of $8,312,500; one installment on March 31, 2006, in the amount of $16,625,000; and one installment on June 30, 2006, in the amount of $9,125,000; PROVIDED that the payment due on June 30, 2006 shall be in the full amount of the then outstanding and unpaid principal of Term Loan B.

         (c) Term Loan C. The principal amount of Term Loan C is due and payable, and shall be repaid in full by the Borrowers, as their joint and several obligation, on June 30, 2006.

         SECTION 4.4 Term Notes. The Loans made by each Lender as part of Term Loan A and the joint and several obligation of the Borrowers to repay such Loans shall also be evidenced by a Term Note A payable to the order of such Lender. The Loans made by each Lender as part of Term Loan B and the joint and several obligation of the Borrowers to repay such Loans shall also be evidenced by a Term Note B payable to the order of such Lender. The Loans made by each Lender as part of Term Loan C and the joint and several obligation of the Borrowers to repay such Loans shall also be evidenced by a Term Note C. Each such Term Note A, Term Note B and Term Note C shall be dated the Effective Date (or the later "effective date" under any Assignment and Acceptance) and be duly and validly executed and delivered by the Borrowers.

                                   ARTICLE 4A

                              ACQUISITION FACILITY

         SECTION 4A.1 Acquisition Loans. Upon the terms and subject to the conditions of, and in reliance upon the representations and warranties made under, this Agreement, each Acquisition Facility Lender agrees, severally, but not jointly, to make Acquisition Loans under the Acquisition Facility to the Borrowers from time to time from the Effective Date to and including the Acquisition Facility Termination Date, as requested or deemed requested by the Borrowers' Representative in accordance with the terms of SECTION 4A.2, in amounts equal to such Lender's Proportionate Share of each Acquisition Loan requested hereunder up to an aggregate amount at any one time outstanding equal to such Lender's Proportionate Share of $20,000,000. The principal amount of any Loans made under the Acquisition Facility which is repaid prior to the Acquisition Facility Termination Date may be reborrowed by the Borrowers prior to the Acquisition Facility Termination Date, subject to the terms and conditions of this Agreement, in accordance with the terms of this ARTICLE 4A. The Administrative Agent's and each Acquisition Facility Lender's books and records reflecting the date and the amount of each Loan made under the Acquisition Facility and each repayment of principal thereof shall constitute prima facie evidence of the accuracy of the information contained therein, subject to the provisions of SECTION 5.3.

         SECTION 4A.2 (a) Borrowing. Requests for Borrowings under the Acquisition Facility shall be made by delivery of a Notice of Borrowing, given by the Borrowers' Representative, in the manner specified in SECTION 6.2.

         (a) Disbursement of Loans. The Administrative Agent shall promptly (and in any event not later than the Business Day prior to the proposed Borrowing date) notify the Lenders of any Notice of Borrowing given in respect of a Borrowing requested under the Acquisition Facility. Not later than 1:30 p.m. on the proposed Borrowing date, each Acquisition Facility Lender will make available to the Administrative Agent, for the account of the Borrowers, at the Administrative Agent's Office in funds immediately available to the Administrative Agent, such Lender's Proportionate Share of such Acquisition Loan. The Borrowers hereby irrevocably authorize the Administrative Agent to disburse the proceeds of each Acquisition Loan in Dollars in immediately available funds by wire transfer or other appropriate means to such account or accounts as may be agreed upon by the Borrowers' Representative and the Administrative Agent from time to time.


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

         SECTION 4A.3 Repayment of Acquisition Loans. Amounts borrowed under the Acquisition Facility may be repaid and, subject to compliance with the applicable provisions of ARTICLE 6 and this ARTICLE 4A, be reborrowed at any time prior to the Acquisition Facility Termination Date. The aggregate principal amount of Acquisition Loans outstanding on the Acquisition Facility Termination Date shall be repaid in twelve consecutive installments on successive Installment Payment Dates commencing on March 31, 2002 in such substantially equal installments during each calendar year as will result in 20% of such outstanding principal amount being repaid in year one, 30% of such outstanding principal amount being repaid in year two and 50% of such outstanding principal amount being repaid in year three; PROVIDED that the payment due on December 31, 2004 shall be in the full amount of the then unpaid principal of Acquisition Loans. Repayments pursuant to this SECTION 4A.3 shall be applied first to Base Rate Acquisition Loans and then to Eurodollar Rate Acquisition Loans.

         SECTION 4A.4 Acquisition Note. Each Lender's Acquisition Loans and the joint and several obligation of the Borrowers to repay such Acquisition Loans shall also be evidenced by an Acquisition Note payable to the order of such Lender. Each Acquisition Note shall be dated the Effective Date (or later "effective date" under any Assignment and Acceptance) and be duly and validly executed and delivered by the Borrowers.


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

                                   ARTICLE 5

                            GENERAL LOAN PROVISIONS

         SECTION 5.1  Interest.

         (a) (i) Base Rate Loans. Subject to the provisions of SECTION 5.1(D), the Borrowers will pay interest on the unpaid principal amount of each Base Rate Loan, for each day from the day such Loan is made until such Loan is paid (whether at maturity, by reason of acceleration, or otherwise) or is converted to a Loan of a different Type, at a rate per annum equal to the sum of (i) the Applicable Margin and (ii) the Base Rate, payable monthly in arrears as it accrues on each Interest Payment Date, and upon any prepayment thereof on the amount prepaid.

         (ii) Eurodollar Rate Loans. Subject to the provisions of SECTION 5.1(D), the Borrowers will pay interest on the unpaid principal amount of each Eurodollar Rate Loan for the applicable Interest Period at a rate per annum equal to the sum of (i) the Applicable Margin and (ii) the Eurodollar Rate, payable on each Interest Payment Date, and upon any prepayment thereof on the amount prepaid.

         (b) Swingline Loans. Subject to the provisions of SECTION 5.1(D), the Borrowers will pay interest on the unpaid principal amount of each Swingline Loan for each day from the day such Loan is made, until such Loan is paid (whether at maturity, by reason of acceleration, or otherwise), at the Quoted Rate or the Eurodollar Swingline Rate, as selected by the Borrowers' Representative, payable on the Swingline Loan Maturity or upon any earlier repayment thereof.

         (c) Other Secured Obligations. The Borrowers will, to the extent permitted by Applicable Law, pay interest on the unpaid principal amount of any Secured Obligation that is due and payable (other than the Loans in accordance with SECTION 5.1(A), (B) or (C), as applicable), on demand, as if such Secured Obligation were a Base Rate Revolving Credit Loan. Interest that is due and payable shall be deemed to be a liquidated amount and obligation of the Borrowers and shall, to the extent permitted by Applicable Law, bear interest in accordance with this SECTION 5.1(C).

         (d) Default Rate. If there shall occur and be continuing an Event of Default, the unpaid principal amount of the Loans and other Secured Obligations shall, at the election of the Required Lenders, no longer bear interest in accordance with the terms of SECTION 5.1(A), 5.1(B) or 5.1(C), but shall bear interest for each day from the date of such Event of Default until such Event of Default shall have been cured or waived at a rate per annum equal to the sum of (i) the Default Margin and (ii) the rate otherwise applicable to such Loan, payable on demand. The interest rate provided for in the preceding sentence shall, to the extent permitted by Applicable Law, apply to and accrue on the amount of any judgment entered with respect to any Secured


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

Obligation and shall continue to accrue at such rate during any proceeding described in SECTION 13.1(G) or (H).

         (e) Calculation of Interest. The interest rates provided for in SECTIONS 5.1(A), (B), (C) and (D) shall be computed on the basis of a year of 360 days and the actual number of days elapsed. Each interest rate determined with reference to the Base Rate shall be adjusted automatically as of the opening of business on the effective date of each change in the Base Rate.

         (f) Maximum Rate. It is not intended by the Lenders, and nothing contained in this Agreement or the Notes shall be deemed, to establish or require the payment of a rate of interest in excess of the maximum rate permitted by Applicable Law (the "Maximum Rate"). If, in any month, the Effective Interest Rate, absent such limitation, would have exceeded the Maximum Rate, then the Effective Interest Rate for that month shall be the Maximum Rate, and, if in future months, the Effective Interest Rate would otherwise be less than the Maximum Rate, then the Effective Interest Rate shall remain at the Maximum Rate until such time as the amount of interest paid hereunder equals the amount of interest which would have been paid if the same had not been limited by the Maximum Rate. In the event that, upon payment in full of the Secured Obligations, the total amount of interest paid or accrued under the terms of this Agreement is less than the total amount of interest which would have been paid or accrued if the Effective Interest Rate had at all times been in effect, then the Borrowers shall, to the extent permitted by Applicable Law, pay to the Lenders an amount equal to the excess, if any, of
(i) the lesser of (A) the amount of interest which would have been charged if the Maximum Rate had, at all times, been in effect and (B) the amount of interest which would have accrued had the Effective Interest Rate, at all times, been in effect and (ii) the amount of interest actually paid or accrued under this Agreement. In the event the Lenders receive, collect or apply as interest any sum in excess of the Maximum Rate, such excess amount shall be applied to the reduction of the principal balance of the Secured Obligations, and if no such principal is then outstanding, such excess or part thereof remaining, shall be paid to the Borrowers. For the purposes of computing the Maximum Rate, to the extent permitted by Applicable Law, all interest and charges, discounts, amounts, premiums or fees deemed to constitute interest under Applicable Law, shall be amortized, prorated, allocated and spread in substantially equal parts throughout the full term of this Agreement. The provisions of this SECTION 5.1(F) shall be deemed to be incorporated into every Loan Document (whether or not any provision of this SECTION 5.1(F) is specifically referred to therein).

         SECTION 5.2 Certain Fees.

         (a) Origination Fee. On the Effective Date, the Borrowers shall pay to BankBoston, solely for its own account, an origination fee in accordance with the provisions of a separate agreement between the Borrowers and BankBoston.

         (b) Administrative Agent Fee. For administration and other services performed by the Administrative Agent in connection with its continuing administration of this Agreement, the Borrowers shall pay to the Administrative Agent, for its own account, and not for the account of


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

the Lenders, an annual fee in accordance with the provisions of a separate agreement between the Borrowers and the Administrative Agent.

         (c) Commitment Fee. In connection with and as consideration for the holding available for the use of the Borrowers hereunder the full amount of the Revolving Credit Facility and, prior to the Acquisition Facility Termination Date, the Acquisition Facility, the Borrowers will pay to the Administrative Agent, for the Ratable benefit of the Lenders, (i) for each day from the Effective Date until the Termination Date, a fee at a rate equal to 1/2 of 1% per annum on an amount equal to the unused portion of the Revolving Credit Facility for such day, subject, however, to quarterly adjustment in accordance with the pricing matrix attached hereto as ANNEX B, and (ii) for each day from the Effective Date until the first date on which Acquisition Loans in an aggregate principal amount greater than $10,000,000 are outstanding (or, if earlier, the Acquisition Facility Termination Date), a fee at the rate of 3/4 of 1% per annum and thereafter, at anytime prior to the Acquisition Facility Termination Date, a fee at a rate equal to 1/2 of 1% per annum subject, however, to quarterly adjustment in accordance with the pricing matrix attached hereto as ANNEX B, on an amount equal to the unused portion of the Acquisition Facility for such day. Such fees shall be payable quarterly in arrears on each Installment Payment Date beginning September 30, 1999 and on the date of any permanent reduction in the Revolving Credit Facility or the Acquisition Facility.

         (d)      Letter of Credit Fees.

                  (i) The Borrowers agree to pay to the Administrative Agent, for the Ratable benefit of the Lenders, Letter of Credit fees equal to a rate per annum equal to the Applicable Margin on the Eurodollar Rate Revolving Credit Loans based on the average daily aggregate Letter of Credit Amount of all standby Letters of Credit from time to time outstanding during the term of this Agreement. Such fees shall be payable to the Administrative Agent for the Ratable benefit of the Lenders in advance on the date of issuance of each Letter of Credit, shall be calculated according to the anticipated average daily Letter of Credit Amount based on the stated term of each Letter of Credit and shall be calculated based on a year of 360 days and the actual number of days elapsed. In the event any Letter of Credit is canceled or terminated prior to the expiration of its stated term, the Lenders will make appropriate adjustments in such fees based on the actual average daily face amount of outstanding Letters of Credit and will refund to the Borrowers the amount of any excess fee paid pursuant to this SECTION 5.2(D).

                  (ii) The Borrowers agree to pay to Administrative Agent, for the account of BankBoston, the standard fees and charges of BankBoston for issuing, administering, amending, renewing, paying and canceling letters of credit, as and when assessed including, without limitation, a fronting fee at a rate equal to 1/8 of 1% per annum based on the aggregate Letter of Credit Amount of all standby Letters of Credit the issuance of which has been authorized by the Administrative Agent pursuant to SECTION 3.4.


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

         (e) General. All fees shall be computed on the basis of a year of 360 days and the actual number of days elapsed, and shall be fully earned by the Administrative Agent, BankBoston and the Lenders when due and payable and, except as otherwise set forth herein or required by Applicable Law, shall not be subject to refund or rebate. All fees are compensation for services and are not, and shall not be deemed to be, interest or a charge for the use of money.

         SECTION 5.3 Borrowing and Conversion or Continuation of Loans. (a) When the Borrowers desire a Borrowing under the Revolving Credit Facility, the Borrowers' Representative shall notify the Agent (which notice shall be irrevocable) by telecopy, telex or telephone not later than 11:00 a.m. on the date one Business Day before the day on which the requested Loan is to be made as a Base Rate Loan, and not later than 11:00 a.m. on the date three Business Days before the day on which the requested Loan is to be made as a Eurodollar Rate Loan. Each such Notice of Borrowing shall specify (i) the effective date and amount of each Loan requested, (ii) the Type of such Loan, and (iii) if such Loan is a Eurodollar Rate Loan, the duration of the applicable Interest Period, and shall be immediately followed by a written confirmation thereof by the Borrowers' Representative in substantially the form of EXHIBIT E-1 hereto, PROVIDED that if such written confirmation differs in any material respect from the action taken by the Administrative Agent, the records of the Administrative Agent shall control absent manifest error. Notwithstanding the foregoing, if the Borrowers' Representative has not submitted a Swingline Loan Request for a borrowing in an amount sufficient to satisfy such Secured Obligation, the Borrowers' Representative shall be deemed to have given to the Administrative Agent a Notice of Borrowing of a Base Rate Revolving Credit Loan on the Business Day immediately preceding the day on which is due (i) any payment with respect to a Swingline Loan pursuant to SECTION 2A.3 or 2A.4, (ii) any payment or reimbursement with respect to a Letter of Credit pursuant to SECTION 3.6(A),
(iii) any payment of interest pursuant to SECTION 5.1, (iv) any payment of fees pursuant to SECTIONS 5.2(A), (B) or (C), (v) any payment under SECTION 5.16, or
(vi) any payment of any other Secured Obligation, such Loan to be made on the next succeeding Business Day in the amount of the Secured Obligation(s) due on such next succeeding Business Day.

         (b)      Whenever the Borrowers desire, subject to the provisions of
SECTION 5.4, to convert an outstanding Loan into a Loan of a different Type provided for in this Agreement or to continue an outstanding Loan for a subsequent Interest Period, the Borrowers' Representative shall notify the Administrative Agent (which notice shall be irrevocable) by telex, telegraph, telecopy or telephone not later than 10:00 a.m. on the date one Business Day before the day on which a proposed conversion of a Loan into, or a continuation of a Loan as a Base Rate Loan, and three Business Days before the day on which a proposed conversion of a Loan into, or continuation of a Loan as a Eurodollar Rate Loan is to be effective (and if the Loan to be converted or continued is a Eurodollar Rate Loan such effective date shall be the last day of the Interest Period therefor). Each such notice (a "Notice of Conversion or Continuation") shall (i) identify the Loan to be converted or continued, including the Type of such Loan, the aggregate outstanding principal balance thereof and, in the case of a Eurodollar Rate Loan, the last day of the Interest Period therefor, (ii) specify the effective date of such conversion or continuation, (iii)


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

specify the principal amount of such Loan to be converted or continued and, if converted, the Type or Types of Loan into which conversion of such principal amount is to be made, and (iv) in the case of any conversion into or continuation as Eurodollar Loans, the Interest Period to be applicable to such converted or continued Loan, and shall be immediately followed by a written confirmation thereof by the Borrowers' Representative in substantially the from of EXHIBIT F hereto, PROVIDED that is such written confirmation differs in any material respect from the action taken by the Administrative Agent, the record of the Administrative Agent shall control absent manifest error.

         SECTION 5.4 Conversion or Continuation. Provided that no Default or Event of Default shall have occurred and be continuing (but subject to the provisions of SECTIONS 5.3 and 5.15), the Borrowers may request that all or any part of any outstanding Loan be converted into a Loan or Loans of a different Type or be continued as a Loan or Loans of the same Type, in the same aggregate principal amount, on any Business Day (which, in the case of continuation of a Eurodollar Rate Loan, shall be the last day of the Interest Period applicable to such Loan), upon notice (which notice shall be irrevocable) given in accordance with SECTION 5.3, PROVIDED that nothing in this ARTICLE 5 shall be construed to permit the conversion of a Loan under one Facility into a Loan outstanding under another Facility.

         SECTION 5.5 Manner of Payment. (a) Except as otherwise expressly provided in SECTION 9.1(B), each payment (including prepayments) by the Borrowers on account of the principal of or interest on the Loans or of any other amounts payable to the Lenders under this Agreement or any Note shall be made not later than 4:30 p.m. on the date specified for payment under this Agreement to the Administrative Agent, for the account of the Lenders, at the Administrative Agent's Office, in Dollars, in immediately available funds and shall be made without any setoff, counterclaim or deduction whatsoever.

         (b) The Borrowers hereby irrevocably authorize each Lender and each Affiliate of such Lender and each participant herein to charge any account of the Borrowers maintained with such Lender or such Affiliate or participant with such amounts as may be necessary from time to time to pay any Secured Obligations (whether or not owed to such Lender, Affiliate or participant) which are not paid when due.

         SECTION 5.6 General. If any payment under this Agreement or any Note shall be specified to be made on a day which is not a Business Day, it shall be made on the next succeeding day which is a Business Day and such extension of time shall in such case be included in computing interest, if any, in connection with such payment.

         SECTION 5.7  Loan Accounts; Statements of Account.

         (a) Each Lender shall open and maintain on its books a loan account in the Borrowers' name (each, a "Loan Account" and collectively, the "Loan Accounts"). Each such Loan Account shall show as debits thereto each Loan made under this Agreement by such Lender to the


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

Borrowers and as credits thereto all payments received by such Lender and applied to principal of such Loans, so that the balance of the Loan Account at all times reflects the principal amount due such Lender from the Borrowers.

         (b) The Administrative Agent shall maintain on its books a control account for the Borrowers in which shall be recorded (i) the amount of each disbursement made hereunder, (ii) the amount of any principal or interest due or to become due from the Borrowers hereunder, and (iii) the amount of any sum received by the Administrative Agent hereunder from the Borrowers and each Lender's share therein.

         (c) The entries made in the accounts pursuant to SUBSECTIONS (a) and (B) shall be prima facie evidence, in the absence of manifest error, of the existence and amounts of the obligations of the Borrowers therein recorded and in case of discrepancy between such accounts, in the absence of manifest error, the accounts maintained pursuant to SUBSECTION (B) shall be controlling.

         (d) The Administrative Agent will account separately to the Borrowers monthly with a statement of Loans, charges and payments made to and by the Borrowers pursuant to this Agreement, and such accounts rendered by the Administrative Agent shall be deemed final, binding and conclusive, save for manifest error, unless the Administrative Agent is notified by the Borrowers in writing to the contrary within 30 days of the date the account to the Borrowers was so rendered or items reflected in such statements are modified pursuant to the Administrative Agent's ability to reverse and reapply credits or otherwise, in which case the Borrowers shall again have the same opportunity to examine and object to any such modified or restated account before it is deemed final, binding and conclusive. Such notice by the Borrowers shall be deemed an objection to only those items specifically objected to therein. Failure of the Administrative Agent to render such account shall in no way affect the rights of the Administrative Agent or of the Lenders hereunder.

         SECTION 5.8 Reduction of Revolving Credit Facility and Acquisition Facility; Termination of Agreement.

         (a)      Reduction of Revolving Credit Facility.

                  (i) The Borrowers shall have the right, at any time and from time to time, upon at least 30 days' prior irrevocable, written notice to the Administrative Agent, to terminate or reduce permanently all or a portion of the Revolving Credit Facility, without premium or penalty; PROVIDED, HOWEVER, that any such partial reduction of such facility shall be not less than $200,000 and shall not reduce the Revolving Credit Facility below the amount of the aggregate Letter of Credit Obligations. As of the date of termination or reduction set forth in such notice, the Revolving Credit Facility shall be permanently reduced to the amount stated in the Borrowers' notice for all purposes herein, and the Borrowers shall pay the amount necessary to reduce the amount of the outstanding


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

         Revolving Credit Loans to an amount not greater than the Revolving Credit Facility as so reduced, together with accrued interest on the amounts so prepaid.

                  (ii) The amount of the Revolving Credit Facility shall be automatically reduced to zero on the Termination Date.

                  (iii) The Revolving Credit Facility or any portion thereof terminated or reduced pursuant to this SECTION 5.8 may not be reinstated.

         (b)      Reduction of Acquisition Facility.

                  (i) The Borrowers shall have the right, at any time and from time to time, upon at least 30 days' prior irrevocable, written notice to the Administrative Agent, to terminate or reduce permanently all or any part of the unused Acquisition Facility, without premium or penalty; PROVIDED, HOWEVER, that any such partial reduction shall be not less than $200,000. As of the date of termination or reduction set forth in such notice, the Acquisition Facility shall be permanently reduced to the amount stated in the Borrowers' notice for all purposes herein.

                  (ii) The Acquisition Facility or any portion thereof terminated or reduced pursuant to this SECTION 5.8 may not be reinstated.

         (c) Termination of Agreement. The Borrowers shall have the right, at any time, to terminate this Agreement upon not less than 30 Business Days' prior written notice, which notice shall specify the effective date of such termination. Upon receipt of such notice, the Administrative Agent shall promptly notify each Lender thereof. On the date specified in such notice, such termination shall be effected, PROVIDED, that the Borrowers shall, on or prior to such date, pay to the Administrative Agent, for its account and the account of the Lenders, in same day funds, an amount equal to all Secured Obligations (other than with respect to Letter of Credit Obligations) outstanding on such date, including, without limitation, all (i) accrued interest thereon, (ii) all accrued fees provided for hereunder, and (iii) any amounts payable to the Lender pursuant to SECTIONS 5.12, 5.15, 16.2, 16.3, 16.14 and 16.23, and, in addition thereto, shall deliver to the Administrative Agent, in respect of each outstanding Letter of Credit, either a Supporting Letter of Credit or Cash Collateral as provided in SECTION 3.9. Additionally, the Borrowers shall provide the Administrative Agent and the Lenders with indemnification in form and substance satisfactory to the Administrative Agent with respect to such customary matters as the Administrative Agent and the Lenders shall require. Following a notice of termination as provided for in this SECTION 5.8(C) and upon payment in full of the amounts specified in this SECTION 5.8(C), and execution and delivery of any required indemnification, this Agreement shall be terminated and the Administrative Agent, the Co-Agents, the Lenders and the Borrowers shall have no further obligations to any other party hereto, except for the obligations to the


                                      63
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Administrative Agent and the Lenders pursuant to SECTION 16.14 hereof, which shall survive any termination of this Agreement.

         SECTION 5.9 Making of Loans.

         (a) Nature of Obligations of Lenders to Make Loans. The obligations of the Lenders under this Agreement to make the Loans are several and are not joint or joint and several.

         (b) Assumption by Administrative Agent. Notwithstanding the occurrence or continuance of a Default or Event of Default or other failure of any condition to the making of Loans under the Revolving Credit Facility or the Acquisition Facility hereunder subsequent to the Initial Loans, unless the Administrative Agent shall have received notice from a Lender in accordance with the provisions of SECTION 5.9(C) prior to a proposed Borrowing date that such Lender will not make available to the Administrative Agent such Lender's Proportionate Share of the Revolving Credit Loan or the Acquisition Loan to be borrowed on such date, the Administrative Agent may assume that such Lender will make such Proportionate Share available to the Administrative Agent in accordance with SECTION 2.2(A) and SECTION 4A.2(A), and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent such Lender shall not make such Proportionate Share available to the Administrative Agent, such Lender and the Borrowers severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount (the "Make-Whole Amount"), together with interest thereon for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent at the Effective Interest Rate or, if lower, subject to
SECTION 5.1(F), the Maximum Rate; PROVIDED, HOWEVER, if on the Interest Payment Date next following the date on which any Lender pays interest to the Administrative Agent at the Effective Rate or the Maximum Rate on a Make-Whole Amount as aforesaid, the Borrower defaults in making the interest payment due on such Interest Payment Date, then the Administrative Agent shall reimburse such Lender for the excess, if any, of the amount of interest so paid by such Lender on the Make-Whole Amount over the amount of interest that such Lender would have paid had the Lender been required to pay interest on the Make-Whole Amount at the Federal Funds Effective Rate. If such Lender shall repay to the Administrative Agent such corresponding amount, the amount so repaid shall constitute such Lender's Proportionate Share of the Loan made on such Borrowing date for purposes of this Agreement. The failure of any Lender to make its Proportionate Share of any Loan available shall not (without regard to whether a Borrower shall have returned the amount thereof to the Administrative Agent in accordance with this SECTION 5.9) relieve it or any other Lender of its obligation, if any, hereunder to make its Proportionate Share of the Loan available on such Borrowing date, but no Lender shall be responsible for the failure of any other Lender to make its Proportionate Share of a Loan available on the Borrowing date.

         (c) Delegation of Authority to Administrative Agent. Without limiting the generality of SECTION 15.1, each Lender expressly authorizes the Administrative Agent to determine on behalf of such Lender (i) any reduction or increase of advance rates applicable to the Borrowing


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Base, so long as such advance rates do not at any time exceed the rates set forth in the Borrowing Base definition, (ii) the creation or elimination of any Reserves (other than the Letter of Credit Reserve) against the Revolving Credit Facility and the Borrowing Base and (iii) whether or not Inventory or Receivables shall be deemed to constitute Eligible Inventory or Eligible Receivables. Such authorization may be withdrawn by the Required Lenders by giving the Administrative Agent written notice of such withdrawal signed by the Required Lenders; PROVIDED, HOWEVER, that unless otherwise agreed by the Administrative Agent such withdrawal of authorization shall not become effective until the thirtieth Business Day after receipt of such notice by the Administrative Agent. Thereafter, the Required Lenders shall jointly instruct the Administrative Agent in writing regarding such matters with such frequency as the Required Lenders shall jointly determine. Unless and until the Administrative Agent shall have received written notice from the Required Lenders as to the existence of a Default, an Event of Default or some other circumstance which would relieve the Lenders of their respective obligations to make Loans hereunder, which notice shall be in writing and shall be signed by the Required Lenders and shall expressly state that the Required Lenders do not intend to make available to the Administrative Agent such Lenders' Ratable Share of Loans made after the effective date of such notice, the Administrative Agent shall be entitled to continue to make Loans to the Borrowers based upon the assumptions described in SECTION 5.9(B) and all Lenders agree to make such Loans. After receipt of the notice described in the preceding sentence, which shall become effective on the third Business Day after receipt of such notice by the Administrative Agent unless otherwise agreed by the Administrative Agent, the Administrative Agent shall be entitled to make the assumptions described in SECTION 5.9(B) as to any Loans as to which it has not received a written notice to the contrary prior to 11:00 a.m. on the Business Day next preceding the day on which the Loan is to be made. The Administrative Agent shall not be required to make any Loan as to which it shall have received notice by a Lender of such Lender's intention not to make its Ratable Share of such Loan available to the Administrative Agent. Any withdrawal of authorization under this SECTION 5.9(C) shall not affect the validity of any Loans made prior to the effectiveness thereof.

         (d) Replacement of Certain Lenders. If a Lender (the "Affected Lender") shall have failed to fund its Proportionate Share of any Loan requested by the Borrowers which such Lender is obligated to fund under the terms of this Agreement and which such failure has not been cured, then, in any such case and in addition to any other rights and remedies that the Administrative Agent, any other Lender or the Borrowers may have against such Affected Lender, the Borrowers or the Administrative Agent may make written demand on such Affected Lender (with a copy to the Administrative Agent in the case of a demand by the Borrowers and a copy to the Borrowers in the case of a demand by the Administrative Agent) for the Affected Lender to assign, and such Affected Lender shall assign pursuant to one or more duly executed Assignment and Acceptances within five Business Days after the date of such demand, to one or more Lenders willing to accept such assignment or assignments, or to one or more Eligible Assignees designated by the Administrative Agent, and reasonably acceptable to the Borrowers, all of such Affected Lender's rights and obligations under this Agreement (including its Commitments and all Loans owing to it) in accordance with ARTICLE 14. The Administrative Agent is hereby irrevocably authorized to


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execute one or more Assignment and Acceptances as attorney-in-fact for any
Affected Lender which fails or refuses to execute and deliver the same within five Business Days after the date of such demand. The Affected Lender shall be entitled to receive, in cash and concurrently with execution and delivery of each such Assignment and Acceptance, all amounts owed to the Affected Lender hereunder or under any other Loan Document, including the aggregate outstanding principal amount of the Loans owed to such Lender, together with accrued interest thereon through the date of such assignment. Upon the replacement of any Affected Lender pursuant to this SECTION 5.9(D), such Affected Lender shall cease to have any participation in, entitlement to, or other right to share in the Security Interest or any other Lien of the Administrative Agent in any Collateral and such Affected Lender shall have no further liability to the Administrative Agent, any Lender or any other Person under any of the Loan Documents (except as provided in SECTION 15.7 and elsewhere in this Agreement as to events or transactions which occur prior to the replacement of such Affected Lender).

         (e) Overadvances. Notwithstanding anything to the contrary contained elsewhere in this SECTION 5.9 or this Agreement or the other Loan Documents and whether or not a Default or Event of Default exists at the time, unless otherwise notified by the Required Lenders in accordance with SECTION 5.9(C), the Administrative Agent may in its discretion require all Lenders to honor requests or deemed requests by the Borrowers for Revolving Credit Loans at a time that an Overadvance Condition exists or which would result in an Overadvance Condition and each Lender shall be obligated to continue to make its Proportionate Share of Revolving Credit Loans up to a maximum amount outstanding equal to its Commitment, so long as the total amount of such Overadvance is not known by the Administrative Agent to exceed $3,000,000. The Borrowers shall repay any such Overadvance on the earlier of (i) demand by the Administrative Agent or (ii) 30 days following the day on which such Overadvance Condition first exists.

         SECTION 5.10  Settlement Among Lenders.

         (a) Term Loans. The Administrative Agent shall pay to each Lender on each Interest Payment Date or Installment Payment Date, as the case may be, its Ratable Share (or, if different, a proportionate amount based on the principal amount of the Term Loans owing to such Lender), of all payments received by the Administrative Agent hereunder in immediately available funds in respect of the principal of, or interest on, the Term Loans, net of any amounts payable by such Lender to the Administrative Agent, by wire transfer of same day funds.

         (b) Acquisition Loans. The Administrative Agent shall pay to each Lender on each Interest Payment Date or Installment Payment Date, as the case may be, its Ratable Share (or, if different, a proportionate amount based on the principal amount of the Acquisition Loans owing to such Lender), of all payments received by the Administrative Agent hereunder in immediately available funds in respect of the principal of, or interest on, the Acquisition Loans, net of any amounts payable by such Lender to the Administrative Agent, by wire transfer of same day funds.

         (c) Revolving Credit Loans. The Administrative Agent shall pay to each Lender on each Interest Payment Date its Ratable Share (or, if different, a proportionate amount based on the principal amount of Revolving Credit Loans owing to such Lender), of all payments received by the Administrative Agent hereunder in immediately available funds, in respect of the principal of or interest on, the Revolving Credit Loans, net of any amounts payable by such Lender to the Administrative Agent, by wire transfer of same day funds.

         (d) Return of Payments. If any amounts received by BankBoston in respect of the Secured Obligations are later required to be returned or repaid by BankBoston to the Borrowers or any other obligor or their respective representatives or successors in interest, whether by court order, settlement or otherwise, in excess of the BankBoston's Proportionate Share of all such amounts required to be returned by all Lenders, each other Lender shall, upon demand by BankBoston with notice to the Administrative Agent, pay to the Administrative Agent for the account of BankBoston, an amount equal to the excess of such Lender's Proportionate Share of all such amounts required to be returned by all Lenders over the amount, if any, returned directly by such Lender.

         (e)      Payments to Administrative Agent, Lenders.

                  (i) Payment by any Lender to the Administrative Agent shall be made not later than 1:00 p.m. on the Business Day such payment is due, PROVIDED that if such payment is due on demand by the Swingline Lender, such demand is made on the paying Lender not later than 11:30 a.m. on such Business Day. Payment by the Administrative Agent to any Lender shall be made by wire transfer, promptly following the Administrative Agent's receipt of funds for the account of such Lender and in the type of funds received by the Administrative Agent, PROVIDED that if the Administrative Agent receives such funds (A) at or prior to 1:00 p.m., the Administrative Agent shall pay such funds to such Lender by 2:00 p.m. on such Business Day or (B) after 1:00 p.m., the Administrative Agent shall pay such funds to such Lender prior to 2:00 p.m. on the following Business Day. If a demand for payment is made after the applicable time set forth above, the payment due may be made by 2:00 p.m. on the first Business Day following the date of such demand.

                  (ii) If a Lender shall, at any time, fail to make any payment to the Administrative Agent required hereunder, the Administrative Agent may, but shall not be required to, retain payments that would otherwise be made to such Lender hereunder and apply such payments to such Lender's defaulted obligations hereunder, at such time, and in such order, as the Administrative Agent may elect in its sole discretion.

                  (iii)    With respect to the payment of any funds under this
         SECTION 5.10(E), whether from the Administrative Agent to a Lender or from a Lender to the Administrative Agent, the party failing to make full payment when due pursuant to the terms hereof shall, upon demand by the other party, pay such amount together with interest on such amount at the Federal Funds Effective Rate.

         (f) Settlement of Other Secured Obligations. All other amounts received by the Administrative Agent on account of, or applied by the Administrative Agent to the payment of, any Secured Obligation owed to the Lenders (including, without limitation, fees payable to the Lenders pursuant to SECTIONS 5.2(C) and (D) and proceeds from the sale of, or other realization upon, all or any part of the Collateral following an Event of Default) that are received by the Administrative Agent on or prior to 1:00 p.m. on a Business Day will be paid by the Administrative Agent to each Lender on the same Business Day, and any such amounts that are received by the Administrative Agent after 1:00 p.m. will be paid by the Administrative Agent to each Lender on the following Business Day. Unless otherwise stated herein, the Administrative Agent shall distribute to each Lender such Lender's Proportionate Share of fees payable to the Lenders pursuant to SECTIONS 5.2(C) and (D) and shall distribute to each Lender such Lender's Proportionate Share (or if different, such Lender's share based upon the amount of the Secured Obligations then owing to each Lender) of the proceeds from the sale of, or other realization upon, all or any part of the Collateral following an Event of Default.

         (g) Allocation of Payments from Borrowers. All monies to be applied to the Secured Obligations, whether such monies represent voluntary payments by the Borrowers or are received pursuant to demand for payment or realized from any disposition of Collateral, shall be allocated among the Administrative Agent and such of the Lenders and other holders of the Secured Obligations as are entitled thereto (and, with respect to monies allocated to the Lenders, on a Ratable basis unless otherwise provided in this
SECTION 5.10(G)): (i) first, to the Administrative Agent to pay the amount of expenses that have not been reimbursed to the Administrative Agent by the Borrowers or the Lenders, together with interest accrued thereon; (ii) second, to the Administrative Agent to pay any indemnified amount that has not been paid to the Administrative Agent by the Borrowers or the Lenders, together with interest accrued thereon; (iii) third, to the Administrative Agent to pay any fees due and payable to the Administrative Agent under this Agreement; (iv) fourth, to the Lenders for any indemnified amount that they have paid to the Administrative Agent and for any expenses that they have reimbursed to the Administrative Agent; (v) fifth, to the Lenders in payment of the unpaid principal and accrued interest in respect of the Loans and any other Secured Obligations then outstanding and held by any Lender to be shared among Lenders on the basis of their respective Facility Percentages as to any payments made for application to specified Facilities and otherwise a Ratable basis, or on such other basis as may be agreed upon in writing by all of the Lenders (which agreement or agreements may be entered into without notice to or the consent or approval of the Borrowers), and (vi) sixth, to the holders of the other Secured Obligations who are not Lenders on a pro rata basis. The allocations set forth in this SECTION 5.10(G) are solely to determine the rights and priorities of the Administrative Agent and the Lenders as among themselves and may be changed by the Administrative Agent and the Lenders without notice or the consent of approval of the Borrowers or any other Person. Whenever allocation is made pursuant to this SECTION 5.10(G) to the holder of Secured Obligations in which another Lender acquires a participation, the monies received by such holder shall be shared Ratably as between such holder and such participants.

         SECTION 5.11 Prepayments of Loans.

         (a) Voluntary Prepayment of Term Loans and Acquisition Loans. The Borrowers shall have the right at any time and from time to time, upon at least two Business Days' prior written notice by the Borrowers to the Administrative Agent, to prepay, without premium or penalty, the Term Loans and the Acquisition Loans in whole or in part on any Business Day. Each partial prepayment shall be in a principal amount of not less than $200,000. On the prepayment date, the Borrowers shall pay interest on the amount prepaid, accrued to the prepayment date. Any notice of prepayment given by the Borrowers' Representative hereunder shall be irrevocable, and the amount to be prepaid (including accrued interest and any amount payable pursuant to SECTION 5.12) shall be due and payable on the date designated in the notice.

         (b)      Mandatory Prepayments.

                  (i) Disposition Proceeds; Securities Issues. Unless the Total Funded Debt to EBITDA Ratio is less than 3.0 to 1 after giving pro forma effect to the event that would otherwise trigger a prepayment, as if such event had occurred on the first day of the latest period of four consecutive Fiscal Quarters ended prior to the date of determination, the Borrowers shall prepay the Loans from time to time as follows:

                           (A) Asset Dispositions. Immediately upon receipt by the Borrowers or any Subsidiary of the Net Proceeds of any Asset Disposition, the Borrowers shall apply such Net Proceeds in prepayment of the Loans as provided in
                  SECTION 5.11(C); PROVIDED, HOWEVER, that the Borrowers shall be required to make such prepayment only to the extent that the Net Proceeds from Asset Dispositions during any Fiscal Year exceed, in the aggregate, $300,000 and the Borrowers do not expect such proceeds to be reinvested within 180 days in productive assets of a kind then used or useable in the business of the Borrowers and that are not subject to any Lien other than in favor of the Administrative Agent, for the benefit of the Lenders; and, PROVIDED FURTHER, that Net Proceeds of the sale of the assets constituting the Southern Wood business up to $4,000,000 shall be applied to repay the Loans in accordance with SECTION 5.11(C) and any such Net Proceeds in excess of $4,000,000 may be so applied or reinvested as contemplated in this SECTION 5.11(B)(I)(A). If the Borrowers anticipate reinvestment of Net Proceeds then the Borrowers shall deposit such Net Proceeds with the Administrative Agent to be held as Cash Collateral. Upon the Borrowers' reinvestment of such proceeds as described above, the Administrative Agent shall release its Security Interest in such Cash Collateral in respect of the reinvested funds. To the extent that the Borrowers fail to reinvest such proceeds within 180 days as provided above, the Borrowers authorize and direct the Administrative Agent to apply the amount of


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

                  the Cash Collateral (in excess of $300,000 in any Fiscal
                  Year) in respect of the unreinvested amount to the prepayment of the Loans as provided in SECTION 5.11(C).

                           (B) Debt or Equity Offerings. In the event that at any time after the Effective Date, a Borrower or any Subsidiary issues capital stock or other equity securities or receives any additional capital contribution in respect of existing capital stock or other securities or issues Debt securities or otherwise incurs Debt (in each case other than from another Loan Party, in connection with the exercise of stock options held by employees or independent sales representatives, or as part of the consideration paid to any seller of an Acquisition Target), the proceeds of which, when added to all such proceeds received by WinsLoew and its Subsidiaries since the Effective Date is greater than $5,000,000 then no later than the third Business Day following the date of receipt of such proceeds, 100% of such proceeds, net of underwriting discounts and commissions and other reasonable costs associated therewith shall be applied to the prepayment of the Loans as provided in SECTION 5.11(C), provided, that if such net proceeds result from an IPO, then only 50% thereof is required to be so applied.

         (ii) Excess Cash Flow. The Borrowers shall prepay the Loans as provided in SECTION 5.11(C) annually on or before 120 days after the end of each Fiscal Year commencing with the Fiscal Year ending December 31, 2000, in an amount equal to 50% of the Excess Cash Flow for the Fiscal Year most recently ended, PROVIDED, that, if, after giving pro forma effect to the proposed payment, the Total Funded Debt to EBITDA Ratio determined as of the last day of such Fiscal Year is less than 3.0 to 1, then the amount of the prepayment under this SECTION 5.11(B)(II) shall be 25% of the Excess Cash Flow for such Fiscal Year.

         (iii) Other Prepayments. The Borrowers shall prepay the Loans (and permanently reduce the Facilities) as provided in SECTION 5.11(C) in an amount equal to any amount that would otherwise be required to be applied to the purchase, repayment or prepayment of any Subordinated Debt, including, without being limited to, pursuant to Section 4.10 of the Senior Note Indenture.

         (c) Application of Prepayments. Prepayments pursuant to SECTION 5.11(B) shall be applied first to the outstanding principal of the Term Loan A and Term Loan B and, if the Acquisition Facility Termination Date has occurred, the Acquisition Loans, on a pro rata basis and ratably as to the remaining installments thereof to the extent of such Loans, and then to the outstanding principal of Term Loan C, EXCEPT that Net Proceeds of (i) Asset Dispositions of property acquired with the proceeds of Acquisition Loans, will be applied, whether before or after the Acquisition Facility Termination Date, first to repay the outstanding principal of the Acquisition Loans ratably as to the remaining installments (if the Acquisition Facility Termination Date has occurred) to the extent of such Loans and then pro rata to Term Loan A and Term Loan B, and after such application, to the outstanding principal of Term Loan C to the extent thereof and (ii) the Borrowers may direct the application of the Net Proceeds of the disposition of the Southern Woods business to repay such Term Loans and Acquisition Loans as it may specify, ratably as to remaining installments of such selected Loans. Payments shall be first applied to Base Rate Loans to the extent thereof and then to Eurodollar Rate Loans within each Facility and any payments received which would otherwise result in prepayment of such Eurodollar Rate Loans prior to the end of the Interest Period applicable thereto may, upon the request of the Borrowers, in the absence of an Event of Default, be deposited to the Cash Collateral Account or any Investment Account, with any excess after prepayment in full of the Loans to be deposited with the Administrative Agent to be held as Cash Collateral for the Secured Obligations and after the Termination Date, to be applied to any of the Secured Obligations in such manner as the Administrative Agent shall determine in its sole discretion. Any Net Proceeds received after all Term Loans and all Acquisition Loans have been repaid, shall be applied to repay outstanding Swingline Loans and then to outstanding Revolving Credit Loans, but without any reduction in Commitments.

         (d) Prepayments from Acquisition Agreement Proceeds. Immediately upon receipt by a Borrower of any amounts payable as purchase price adjustments or in payment of claims for indemnification after the Effective Date in connection with the Acquisition of Pompeii or any other Acquisition, but excluding amounts applied by such Borrower to the replacement, repair or restoration of any assets or properties of such BORROWER, or satisfying the claims made against such Borrower in respect of which it was indemnified, or otherwise remedying or correcting the condition that gave rise to the adjustment or claim for indemnification or paying any fees or expenses incurred by such Borrower to obtain such adjustment or indemnification payment, such Borrower shall apply such amounts (net of any tax liability attributable thereto) to the ratable prepayment of Term Loan A, Term Loan B and the Acquisition Loans, ratably as to the remaining installments thereof, then to the prepayment of Term Loan C or, if the applicable Acquisition was made with proceeds of an Acquisition Loan, to the repayment of the Acquisition Loans, ratably as to the remaining installments thereof, then to the ratable prepayment of Term Loan A and Term Loan B, ratably as to the remaining installments thereof, then to the prepayment of Term Loan C.

         (e)      Certificate. Together with each prepayment pursuant to
SECTION 5.11(B) or (D), the Borrowers shall deliver to the Administrative Agent a certificate of a Financial Officer setting forth the amount of such prepayment and certifying that such amount was computed in accordance with the provisions of this Agreement, and having attached thereto the supporting calculations, in reasonable detail.

         SECTION 5.12 Payments Not at End of Interest Period; Failure to Borrow. If for any reason any payment of principal with respect to any Eurodollar Rate Loan is made on any day prior to the last day of the Interest Period applicable to such Eurodollar Rate Loan or, after having given a Notice of Borrowing with respect to any Eurodollar Rate Revolving Credit Loan or a Notice of Conversion or Continuation with respect to any Loan to be continued as or converted into a Eurodollar Rate Loan, such Loan is not made or is not continued as or converted into a Eurodollar Rate Loan due to the Borrowers' failure to borrow or to fulfill the applicable conditions set forth in ARTICLE 6, the Borrowers shall pay to each Lender an amount (if a positive number) computed pursuant to the following formula:


                  L        =        (R - T) x  P x D
                                    ----------------
                                            360

                  L        =        amount payable
                  R        =        the  Eurodollar  Rate  applicable  to  the
                                    Eurodollar Rate Loan unborrowed or prepaid
                  T        =        effective   interest  rate  per  annum  at
                                    which any readily marketable
                                    bonds or other obligations of the United
                                    States, selected at the Administrative
                                    Agent's sole discretion, maturing on or
                                    near the last day of the then applicable or
                                    requested Interest Period for such Loan and
                                    in approximately the same amount as such
                                    Loan, can be purchased by such Lender on
                                    the day of such payment of principal or
                                    failure to borrow
                  P        =        the  amount  of  principal   paid  or  the
                                    amount of the requested Loan
                  D        =        the  number  of  days   remaining  in  the
                                    Interest Period as of the date
                                    of such  payment  or the number of days in
                                    the requested Interest Period

The Borrowers shall pay such amount upon presentation by the Administrative Agent of a statement setting forth the amount and the Administrative Agent's calculation thereof pursuant hereto, which statement shall be deemed true and correct absent manifest error.

         SECTION 5.13 Assumptions Concerning Funding of Eurodollar Rate Loans. Calculation of all amounts payable to the Lenders under this ARTICLE 5 shall be made as though each Lender had actually funded or committed to fund its Eurodollar Rate Loans through the purchase of an underlying deposit in an amount equal to the amount of such Ratable share and having a maturity comparable to the relevant Interest Period for such Eurodollar Rate Loan; PROVIDED, HOWEVER, each Lender may fund its Eurodollar Rate Loans in any manner it deems fit and the foregoing assumption shall be utilized only for the calculation of amounts payable under this ARTICLE 5.

         SECTION 5.14 Duration of Interest Periods; Maximum Number of Eurodollar Rate Loans; Minimum Increments.

         (a) Subject to the provisions of the definition "Interest Period", the duration of each Interest Period applicable to a Eurodollar Rate Loan shall be as specified in the applicable Notice of Borrowing or Notice of Conversion or Continuation. The Borrowers may elect a subsequent Interest Period to be applicable to any Eurodollar Rate Loan by giving a Notice of Conversion or Continuation with respect to such Loan in accordance with SECTION 5.13.

         (b) If the Administrative Agent does not receive a notice of election in accordance with SECTION 5.13 with respect to the continuation of a Eurodollar Rate Loan within the applicable time limits specified in said
SECTION 5.13, or if, when such notice must be given, an Event of Default exists or Eurodollar Rate Loans are not available, the Borrowers shall be deemed to have elected to convert such Eurodollar Rate Loan in whole into a Base Rate Loan on the last day of the Interest Period therefor.

         (c) Notwithstanding the foregoing, the Borrowers may not select an Interest Period that would end, but for the provisions of the definition "Interest Period", after the Termination Date.

         (d) In no event shall there be more than ten Eurodollar Rate Term Loans, three Eurodollar Rate Acquisition Loans and four Eurodollar Rate Revolving Credit Loans outstanding hereunder at any time. For the purpose of this SUBSECTION (D), each Eurodollar Rate Revolving Credit Loan, each Eurodollar Rate Acquisition Loan and each Eurodollar Rate Term Loan having a distinct Interest Period shall be deemed to be a separate Loan hereunder.

         (e) Each Eurodollar Rate Loan shall be in a minimum amount of $1,000,000.

         SECTION 5.15 Changed Circumstances.

         (a) If the introduction of or any change in or in the interpretation of (in each case, after the date hereof) any law or regulation makes it unlawful, or any Governmental Authority asserts, after the date hereof, that it is unlawful, for any Lender to perform its obligations hereunder to make Eurodollar Rate Loan or to fund or maintain Eurodollar Rate Loans hereunder, such Lender shall notify the Administrative Agent of such event and the Administrative Agent shall notify the Borrowers of such event, and the right of the Borrowers to select a Eurodollar Rate Loan for any subsequent Interest Period or in connection with any subsequent conversion of any Loan shall be suspended until the Administrative Agent shall notify the Borrowers that the circumstances causing such suspension no longer exist, and the Borrowers shall forthwith prepay in full all Eurodollar Rate Revolving Credit Loans and, if on or prior to the Acquisition Facility Termination Date, each Eurodollar Rate Acquisition Loan then outstanding and shall convert each Eurodollar Rate Term Loan into a Base Rate Term Loan and, if after the Acquisition Facility Termination Date, shall convert each Eurodollar Rate Acquisition Loan into a Base Rate Acquisition Loan, and shall pay all interest accrued thereon through the date of such prepayment or conversion, unless the Borrowers, within three Business Days after such notice from the Administrative Agent, request the conversion of all Eurodollar Rate Loans then outstanding into Base Rate Loans; PROVIDED, that if the date of such repayment or proposed conversion is not the last day of the Interest Period applicable to such Eurodollar Rate Loan, the Borrowers shall also pay any amount due pursuant to
SECTION 5.12.

         (b) If the Administrative Agent shall, at least one Business Day before the date of any requested Loan or the effective date of any conversion or continuation of an existing Loan to be made or continued as or converted into a Eurodollar Rate Loan (each such requested Loan and Loan to be converted or continued, a "Pending Loan"), notify the Borrowers that the Eurodollar Rate will not adequately reflect the cost to the Lenders of making or funding such Pending Loan as a Eurodollar Rate Loan or that the Interbank Offered Rate is not determinable from any interest rate reporting service of recognized standing, then the right of the Borrowers to select a Eurodollar Rate Loan for such Pending Loan, any subsequent requested Loan or in connection with any subsequent conversion or continuation of any Loan shall be suspended until the Administrative Agent shall notify the Borrowers that the circumstances causing such suspension no longer exist, and each Pending Loan and each such subsequent Loan requested to be made, continued or converted shall be made or continued as or converted into a Base Rate Loan.

         (c) If, due to either (i) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements included in the Eurodollar Reserve Percentage) in or in the interpretation of, in each case after the date hereof, any law or regulation (except to the extent such introduction, change or interpretation affects taxes measured by net income), or (ii) the compliance with any guideline or request (except to the extent such guideline or request affects taxes measured by net income) from any central bank or other governmental authority (whether or not having the force of law) made after the date hereof, there shall be any increase in the cost to any Lender of agreeing to make or making, funding or maintaining Eurodollar Rate Loans (other than as separately provided for in SECTION 5.15(D)), then the Borrowers shall from time to time, within 30 days after demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts sufficient to compensate such Lender for such increased cost or convert the Borrowing to which such Eurodollar Rate Loan is a part to Applicable Base Rate Loans and pay to the Administrative Agent, for the account of such Lender, the amount due pursuant to SECTION 5.12.

         (d) If (i) the adoption of or change in, after the date hereof, any law, rule, regulation or guideline regarding capital requirements for banks or bank holding companies, or any change, after the date hereof, in the interpretation or application thereof by any governmental authority charged with the interpretation or administration thereof, or (ii) compliance by such Lender with any guideline, request or directive, made or promulgated after the date hereof, of any such entity regarding capital adequacy (whether or not having the force of law), has the effect of reducing the return on a Lender's capital as a consequence of its maintaining its Loans or commitment to make Revolving Credit Loans hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy immediately before such adoption, change or compliance and assuming the full utilization of such Lender's capital immediately before such adoption, change or compliance) or if any change in law, regulation, treaty or official directive or the interpretation or application thereof by any court or by any governmental authority charged with the administration thereof or the compliance with any guideline or request of any central bank or other governmental authority (whether or not having the force of law) subjects a Lender to any tax with respect to payments of principal or interest or any other amounts payable hereunder by the Borrowers or otherwise with respect to the transactions contemplated hereby (except for taxes on the overall net income of such Lender imposed by the United States of America or any political subdivision thereof), in each case by any amount deemed by such Lender to be material, then such Lender shall promptly after its determination of such occurrence notify the Borrowers and the Administrative Agent thereof. The Borrowers agree to pay to the Administrative Agent, for the account of such Lender, as an additional fee from time to time, within 30 days after demand by such Lender, such amount as such Lender certifies to be the amount that will compensate it for such reduction.

         (e) Before giving any notice pursuant to SECTION 5.15(A) or making any demand pursuant to SECTION 5.15(C) or (D), each Lender agrees to use its best efforts (consistent with its internal policy and legal and regulatory restrictions) to designate a different lending office if the making of such a designation would avoid the need for such notice or demand, or reduce the amount of such increased cost or reduction in return and would not, in the reasonable judgment of such Lender, be otherwise disadvantageous to such Lender.

         (f) A certificate of the Lender claiming compensation and accompanying or constituting the "demand" as contemplated by SECTIONS 5.15(c) and (D) shall be conclusive in the absence of manifest error. Each such certificate shall set forth the nature of the occurrence giving rise to such claim for compensation, the additional amount or amounts to be paid to the Lender hereunder and the method by which such amounts were determined. In determining such amounts, a Lender may use any reasonable averaging and attribution methods.

         (g) In no event shall a Lender claim or the Borrowers be liable to pay any amounts pursuant to SECTION 5.15(C) or (D) attributable to periods more than 90 days prior to the date of the first demand for such amount, delivered in accordance with the provisions hereof.

         SECTION 5.16  Cash Collateral Account; Investment Accounts.

         (a) Cash Collateral Account. The Borrowers shall establish a Cash Collateral Account in which to deposit Collateral consisting of cash or Cash Equivalents from time to time

                  (i)      representing payments received pursuant to SECTION
         5.11 in excess of then outstanding Revolving Credit Loans or on account of Eurodollar Rate Loans which would otherwise result in repayment of such Loans prior to the end of the Interest Period applicable thereto,

                  (ii) with respect to Letter of Credit Obligations (x) at the request of the Administrative Agent upon the occurrence of an Event of Default, or (y) for the purposes set forth in SECTION 5.8 in the event of termination of this Agreement, or


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

                  (iii) for any other purpose appropriate under this Agreement to provide security for the Secured Obligations.

On the last day of the applicable Interest Period as to any amounts deposited to the Cash Collateral Account pursuant to CLAUSE (I) above or if a drawing under a Letter of Credit occurs with respect to any amounts deposited to the Cash Collateral Account pursuant to CLAUSE (II) above, the Borrowers hereby authorize the Administrative Agent to use the monies deposited in the Cash Collateral Account to make payment to the payee(s) with respect to such Loan or drawing. The Cash Collateral Account shall be in the name of the Administrative Agent and the Administrative Agent shall have sole dominion and control over, and sole access to, the Cash Collateral Account. Neither the Borrowers nor any Person claiming on behalf of or through the Borrowers shall have any right to withdraw any of the funds held in the Cash Collateral Account. The Borrowers agree that they will not at any time (x) sell or otherwise dispose of any interest in the Cash Collateral Account or any funds held therein or (y) create or permit to exist any Lien upon or with respect to the Cash Collateral Account or any funds held therein, except as provided in or contemplated by this Agreement. The Administrative Agent shall exercise reasonable care in the custody and preservation of any funds held in the Cash Collateral Account and shall be deemed to have exercised such care if such funds are accorded treatment substantially equivalent to that which the Administrative Agent accords other funds deposited with the Administrative Agent, it being understood that the Administrative Agent shall not have any responsibility for taking any necessary steps to preserve rights against any parties with respect to any funds held in the Cash Collateral Account. Subject to the right of the Administrative Agent to withdraw funds from the Cash Collateral Account as provided herein, the Administrative Agent will, so long as no Event of Default shall have occurred and be continuing, from time to time invest funds on deposit in the Cash Collateral Account, reinvest proceeds of any such investments which may mature or be sold, and invest interest or other income received from any such investments, in each case, in Cash Equivalents, as the Borrowers may direct prior to the occurrence of an Event of Default and as the Administrative Agent may select after the occurrence and during the continuance of any Event of Default. Such proceeds, interest and income which are not so invested or reinvested in Cash Equivalents shall be deposited and held by the Administrative Agent in the Cash Collateral Account. The Administrative Agent makes no representation or warranty as to, and shall not be responsible for, the rate of return, if any, earned on any Cash Collateral. Any earnings on Cash Collateral shall be held as additional Cash Collateral on the terms set forth in this SECTION 5.16.

         (b) Investment Accounts. The Borrowers may from time to time establish one or more Investment Accounts with the Administrative Agent, any Lender or any Affiliate of a Lender, for the purpose of investing solely in cash or Cash Equivalents any Cash Collateral representing payments received pursuant to SECTION 5.11 in excess of then outstanding Revolving Credit Loans or on account of Eurodollar Rate Loans which would otherwise result in repayment of such Loans prior to the end of the Interest Period applicable thereto. The Borrowers hereby acknowledge and agree that each such Investment Account shall constitute Collateral hereunder and shall be maintained with the Administrative Agent, a Lender or an Affiliate of a Lender as


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security for the Secured Obligations. Notwithstanding the foregoing, until such time as the Administrative Agent shall otherwise instruct the Lender or Affiliate of a Lender maintaining such account, the Borrowers shall be entitled to direct the investment of the funds deposited therein. The Borrowers agree that they will not at any time (x) sell or otherwise dispose of any interest in any Investment Account or any funds held therein other than by application thereof to any Secured Obligation, or (y) create or permit to exist any Lien upon or with respect to any Investment Account or any funds held therein, except as provided in or contemplated by this Agreement. The Borrowers agree that at any time, and from time to time, at the expense of the Borrowers, the Borrowers will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent or any Lender may request, in order to perfect and protect any security interest in any Investment Account granted or purported to be granted hereby or to enable the Administrative Agent, for its benefit and the benefit of the Lenders, to exercise and enforce its rights and remedies hereunder with respect to such Investment Account.

         SECTION 5.17 Borrowers' Representative. Each other Borrower hereby irrevocably appoints WinsLoew as its representative, and WinsLoew shall act under this Agreement as the representative of each Borrower for all purposes, including, without being limited to, requesting borrowings and receiving account statements and other notices and communications to the Borrowers (or any of them) from the Administrative Agent or any Lender. The Administrative Agent and the Lenders may rely, and shall be fully protected in relying, on any request for borrowing, disbursement instruction, report, information or any other notice or communication made or given by WinsLoew, whether in its own name, on behalf of any other Borrower or on behalf of "the Borrowers," and neither the Administrative Agent nor any Lender shall have any obligation to make any inquiry or request any confirmation from or on behalf of any other Borrower as to the binding effect on it of any such request, instruction, report, information, notice or communication, nor shall the joint and several character of the Borrowers' liability for the Secured Obligations be affected. The Administrative Agent and each Lender intend to maintain a single Loan Account in the name of "WinsLoew Furniture, Inc." hereunder and each Borrower expressly agrees to such arrangement and confirms that such arrangement shall have no effect on the joint and several character of its liability for the Secured Obligations.

         SECTION 5.18 Joint and Several Liability, No Modification or Release of Obligations.

         (a) Joint and Several Liability. The Secured Obligations shall constitute one joint and several direct and general obligation of all of the Borrowers. Notwithstanding anything to the contrary contained herein, each of the Borrowers shall be jointly and severally, with each other Borrower, directly and unconditionally liable to the Administrative Agent and the Lenders for all Secured Obligations and shall have the obligations of co-maker with respect to the Revolving Credit Loans, the Revolving Credit Notes, the Term Loans, the Term Notes, the Acquisition Loans, the Acquisition Notes and the Secured Obligations, it being agreed that the advances to each Borrower inure to the benefit of all Borrowers, and that the Administrative Agent and the Lenders are relying on the joint and several liability of the Borrowers as co-makers in extending


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

the Loans hereunder. Each Borrower hereby unconditionally and irrevocably agrees that upon default in the payment when due (whether at stated maturity, by acceleration or otherwise) of any principal of, or interest on, any Revolving Credit Loan, Term Loan, Acquisition Loan or other Secured Obligation payable to the Administrative Agent or any Lender, it will forthwith pay the same, without notice or demand.

         (b) No Modification or Release of Obligations. No payment or payments made by any of the Borrowers or any other Person or received or collected by the Administrative Agent or any Lender from any of the Borrowers or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, release or otherwise affect the liability of each Borrower under this Agreement, which shall remain liable for the Secured Obligations until the Secured Obligations are paid in full and the Revolving Credit Facility is terminated.

         SECTION 5.19 Obligations Absolute. Each Borrower agrees that the Secured Obligations will be paid strictly in accordance with the terms of the Loan Documents, regardless of any law, regulation or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent or any Lender with respect thereto. All Secured Obligations shall be conclusively presumed to have been created in reliance hereon. The liabilities under this Agreement shall be absolute and unconditional irrespective of:

         (a) any lack of validity or enforceability of any Loan Documents or any other agreement or instrument relating thereto;

         (b) any change in the time, manner or place of payments of, or in any other term of, all or any part of the Secured Obligations, or any other amendment or waiver thereof or any consent to departure therefrom, including, but not limited to, any increase in the Secured Obligations resulting from the extension of additional credit to any Borrower or otherwise;

         (c) any taking, exchange, release or non-perfection of any collateral, or any release or amendment or waiver of or consent to departure from any guaranty for all or any of the Secured Obligations;

         (d) any change, restructuring or termination of the corporate structure or existence of any Borrower; or

         (e) any other circumstance (other than payment) which might otherwise constitute a defense available to, or a discharge of, any Borrower or a guarantor.

This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Secured Obligations is rescinded or must otherwise be returned by the


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

Administrative Agent or any Lender upon the insolvency, bankruptcy or reorganization of any Borrower or otherwise, all as though such payment had not been made.

         SECTION 5.20 Waiver of Suretyship Defenses. Each Borrower agrees that the joint and several liability of the Borrowers provided for in SECTION 5.18 shall not be impaired or affected by any modification, supplement, extension or amendment or any contract or agreement to which the other Borrowers may hereafter agree (other than an agreement signed by the Administrative Agent and the Lenders specifically releasing such liability), nor by any delay, extension of time, renewal, compromise or other indulgence granted by the Administrative Agent or any Lender with respect to any of the Secured Obligations, nor by any other agreements or arrangements whatever with the other Borrowers or with anyone else, each Borrower hereby waiving all notice of such delay, extension, release, substitution, renewal, compromise or other indulgence, and hereby consenting to be bound thereby as fully and effectually as if it had expressly agreed thereto in advance. The liability of each Borrower is direct and unconditional as to all of the Secured Obligations, and may be enforced without requiring the Administrative Agent or any Lender first to resort to any other right, remedy or security. Each Borrower hereby expressly waives promptness, diligence, notice of acceptance and any other notice with respect to any of the Secured Obligations, the Revolving Credit Notes, the Term Notes, the Acquisition Notes, this Agreement or any other Loan Document (other than as expressly required in this Agreement or by any of the Loan Documents) and any requirement that the Administrative Agent or any Lender protect, secure, perfect or insure any Lien or any property subject thereto or exhaust any right or take any action against any Borrower or any other Person or any collateral, including any rights any Borrower may otherwise have under O.C.G.A. ss. 10-7-24.

         SECTION 5.21 Defaulting Lender's Status. Notwithstanding anything contained herein to the contrary, but in addition to provisions regarding the failure of a Lender to perform its obligations hereunder set forth elsewhere in this Agreement, so long as any Lender shall be in default of its obligation to fund its Proportionate Share of any Borrowing or shall have rejected its Commitment or shall have failed to perform its reimbursement obligations in favor of the Administrative Agent as set forth in ARTICLE 5 hereof, then such Lender shall not be entitled to receive any payments of principal of, or interest on, the Loans or its share of any Commitment, Letter of Credit or other fees payable hereunder, and for purposes of voting or consenting to matters with respect to the Loan Documents, such Lender shall be deemed not to be a "Lender" hereunder and such Lender's Commitment shall be deemed to be zero ($0), unless and until the earlier to occur of (a) all other Secured Obligations have been paid in full, (b) such failure to fulfill its obligation to fund is cured and such Lender shall have paid, as and to the extent provided in this Agreement, to the applicable Person, such amount then owing together with interest on the amount that such Lender failed to timely fund or (c) the Secured Obligations under this Agreement shall have been declared or shall have become immediately due and payable and/or the Revolving Credit Facility and the Acquisition Facility (if applicable) have been terminated. No Commitment of any Lender shall be increased or otherwise affected by any such failure or rejection by any other Lender. Unless such defaulting Lender cures any such default prior to the


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

making of any payment by the Borrowers of any principal or interest hereunder, any such payment which would, but for this subsection, be paid to such defaulting Lender, shall (to the fullest extent permitted by Applicable Law) be paid to the Lenders who shall not be in default under their respective Commitments and who shall not have rejected any Commitment, for application to the Loans or to provide cash collateral in such manner and order as shall be determined by the Administrative Agent; PROVIDED, HOWEVER, that the Administrative Agent may, but shall not be obligated to, effect a cure of the defaulting Lender's failure to pay money by retaining payments that would otherwise be made to such defaulting Lender hereunder and applying such payments to such defaulting Lender's obligations hereunder, at such time, and in such order as the Administrative Agent may elect in its sole discretion.


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                                   ARTICLE 6

                              CONDITIONS PRECEDENT

         SECTION 6.1 Conditions Precedent to Initial Loans. Notwithstanding any other provision of this Agreement, the respective obligations of the Lenders to make the Initial Loans are subject to the conditions precedent that (a) no action, proceeding, investigation, regulation or legislation, shall have been instituted, threatened or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain substantial damages in respect of, or which are related to or arise out of, this Agreement, or the consummation of the transactions contemplated hereby, (b) there shall not have occurred any event or series of events or group of circumstances which individually or in the aggregate, in the sole judgment of the Administrative Agent or the Arranger, would have a Materially Adverse Effect (with reference to the financial statements referred to in SECTION 7.1(N)), and (c) the Administrative Agent shall have received on or before the Effective Date the following, each dated as of such day, in form and substance reasonably satisfactory to the Administrative Agent, its special counsel and the Arranger and (except for the Notes) and, at the Administrative Agent's request, in sufficient copies for each Lender:

                  (1) Agreement. This Agreement, duly executed and delivered by the Borrower.

                  (2) Notes. The Notes, each dated the Effective Date and duly executed and delivered by the Borrowers.

                  (3) Articles, Bylaws and Resolutions. Certified copies of the articles or certificate of incorporation and by-laws or other constituent documents of each Loan Party as in effect on the Effective Date and all action, including shareholder approval, if necessary, taken by each Loan Party and/or their respective shareholders or other interest holders to authorize the execution, delivery and performance of this Agreement and the other Loan Documents to which each is a party and the Borrowings under this Agreement and the execution, delivery and performance of the Senior Subordinated Note Documents.

                  (4) Incumbency Certificates. Certificates of incumbency and specimen signatures with respect to each of the officers of each Loan Party who is authorized to execute and deliver this Agreement or any other Loan Document on behalf of such Loan Party or any document, certificate or instrument to be delivered in connection with this Agreement or the other Loan Documents and to request Borrowings under this Agreement.


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

                  (5) Good Standing Certificates. A certificate evidencing the good standing of each Loan Party in the jurisdiction of its incorporation and in each other jurisdiction in which it is qualified as a foreign corporation to transact business.

                  (6) Financing Statements. The Financing Statements duly executed and delivered by the Loan Parties.

                  (7) Notice of Security Interest in Deposit Accounts. Such notices of Security Interest in Deposit Accounts as shall be required by the Administrative Agent duly executed by the applicable Loan Party and the applicable depositary institution where such accounts are held.

                  (8) Landlord's and Warehouseman's Waivers. Waiver and consent agreements duly executed on behalf of each landlord of real property on which Collateral is located and each warehouseman having possession of Collateral.

                  (9) Mortgages. The Mortgages duly executed and delivered by the applicable Borrower, in proper form for recording in each appropriate jurisdiction.

                  (10) Title Insurance. One or more unconditional commitments for the issuance of mortgagee title insurance policies with all requirements and conditions to the issuance of the final policy deleted or marked satisfied, issued by a title insurance company satisfactory to the Administrative Agent, each in an amount equal to not less than the fair market value of the Real Estate subject to the Mortgage insured thereby, insuring that such Mortgage creates a valid first lien on, and security title to, all Real Estate described therein, with no survey or other exceptions which the Administrative Agent shall not have approved in writing.

                  (11)     Real Estate Surveys. Such materials and information

         concerning the Real Estate subject to a Mortgage as the Administrative Agent may require, including, without limitation, (i) true and accurate surveys satisfactory to the Administrative Agent of all of the Real Estate, certified to the Administrative Agent and showing the location of any special flood hazard areas thereon in compliance with FEMA requirements, (ii) certificates of occupancy covering all of the Real Estate, and (iii) owner's affidavits or indemnities acceptable to the title insurance company as to such matters relating to the Real Estate as the Administrative Agent or title insurance company may request.

                  (12) Environmental Reports. A copy of each report listed on SCHEDULE 6.1(C)(12).

                  (13) Pledge Agreements. The WinsLoew Pledge Agreement and the Winston Pledge Agreement duly executed and delivered by WinsLoew and Winston, respectively, together with all certificates and stock powers, undated and in blank, constituting Pledged


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         Shares (as defined therein) required to be delivered by WinsLoew and
         Winston to the Administrative Agent in connection with the execution and delivery of such agreements.

                  (14) Trademark Agreement. A Trademark Security Agreement duly executed and delivered by each of Loewenstein, Pompeii, Winston and Tropic Craft.

                  (15) Patent Agreement. A Patent Security Agreement duly executed and delivered by each of Loewenstein, Pompeii and Winston.

                  (16) Schedule of Inventory/Receivables. A Schedule of Inventory and a Schedule of Receivables, each prepared as of August 20, 1999 or a later date.

                  (17) Evidence of Insurance. Certificates or binders of insurance relating to (i) each of the policies of insurance covering any of the Collateral together with loss payable clauses which comply with the terms of SECTION 9.7(B) and SECTION 10.5, (ii) each of the policies of insurance required by the Mortgages, as modified by the modifications, together with mortgagee clauses satisfactory to the Administrative Agent and (iii) flood insurance with respect to any improvements to Real Estate located in designated special flood hazard areas.

                  (18) Borrowing Base Certificate. A Borrowing Base Certificate prepared as of August 20, 1999 or a later date duly executed and delivered by the Financial Officer.

                  (19) Initial Notice of Borrowing. An Initial Notice of Borrowing from the Borrowers' Representative to the Administrative Agent requesting the Initial Loans and specifying the method of disbursement.

                  (20) Financial Statements. Copies of all the financial statements referred to in SECTION 7.1(N) and meeting the requirements thereof.

                  (21) Officer's Certificate. A certificate of the Financial Officer, stating that, to the best of his knowledge and based on an examination sufficient to enable him to make an informed statement, (a) all of the representations and warranties made or deemed to be made under this Agreement are true and correct as of the Effective Date, both with and without giving effect to the Loans to be made at such time and the application of the proceeds thereof, and (b) no Default or Event of Default exists.

                  (22) Release of Liens. Evidence satisfactory to the Administrative Agent of the release and termination of (or agreement to release and terminate) all Liens other than Permitted Liens.

                  (23) Legal Opinion. A signed opinion of Greenberg Traurig, P.A. counsel for the Borrowers, and such local counsel as the Administrative Agent shall deem necessary


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

         or desirable, opining as to such matters in connection with this Agreement as any Lender or its counsel may reasonably request.

                  (24) Other Loan Documents. Copies of each of the other Loan Documents duly executed by the parties thereto with evidence satisfactory to the Administrative Agent and its counsel of the due authorization, binding effect and enforceability of each such Loan Document on each such party and such other documents and instruments as the Administrative Agent may reasonably request.

                  (25) Solvency. The Borrowers shall have delivered to the Administrative Agent a certificate executed by the Financial Officer, in form and substance satisfactory to the Administrative Agent, certifying that after giving effect to the Indebtedness represented by the Loans outstanding and to be incurred, the transactions contemplated by this Agreement, the WinsLoew Merger Agreement and the WinsLoew Merger Documents, and the Senior Subordinated Note Documents, each Borrower and each of its Subsidiaries is solvent, having assets of a fair salable value which exceeds the amount required to pay its debts as they become absolute and matured (including contingent, subordinated, unmatured and unliquidated liabilities), and such Borrower and each of its Subsidiaries is able to and anticipates that it will be able to meet its debts as they mature and has adequate capital to conduct the business in which it is or proposes to be engaged.

                  (26) Funded Debt to EBITDA. On or before the Effective Date, the Administrative Agent shall have received evidence satisfactory to it that the ratio of (i) Funded Debt of WinsLoew and its Consolidated Subsidiaries (determined on a consolidated pro forma basis giving effect to the transactions contemplated hereby to be consummated on the Effective Date and adjusted to reflect the average working capital of WinsLoew and its Consolidated Subsidiaries) to (ii) pro forma EBITDA of WinsLoew and its Consolidated Subsidiaries (determined on a consolidated basis) for the twelve month period ended June 25, 1999, does not exceed 5.5 to 1.

                  (27) Capitalization. After giving effect to the transactions contemplated by the WinsLoew Merger Documents, the Senior Subordinated Note Documents and this Agreement, (i) the Borrowers shall have received the funds and applied the funds as set forth in
         SCHEDULE 6.1(C)(27) hereto, and (ii) except as expressly contemplated by this Agreement, no Restricted Payments or Restricted Distributions shall have been made or committed to be made as of the Effective Date and the Administrative Agent shall have received a certificate from the Financial Officer to such effect.

                  (28) Fees. The Borrowers shall have paid all of the fees payable on the Effective Date provided for or referred to herein.

                  (29) Security Interests. The Administrative Agent shall have received satisfactory evidence that the Administrative Agent (for the benefit of Lenders) has a valid


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         and perfected first priority security interest as of such date in all of the Collateral, subject only to Permitted Liens.

                  (30) WinsLoew Merger. On the Effective Date, (i) the Administrative Agent shall have received true and complete executed or conformed copies of the WinsLoew Merger Documents and any amendments thereto; (ii) the WinsLoew Merger Documents shall be in full force and effect and no material term or condition thereof shall have been amended, modified or waived after the execution thereof (other than solely to extend the date by which the WinsLoew Merger is required to occur) except with the prior written consent of the Administrative Agent; (iii) none of the parties to any of the WinsLoew Merger Documents shall have failed to perform any material obligation or covenant required by such WinsLoew Merger Document to be performed or complied with by it on or before the Effective Date; (iv) all representations and warranties of the parties thereto contained in the WinsLoew Merger Agreement and the other WinsLoew Merger Documents shall be true and correct in all material respects with the same effect as though made on and as of the Effective Date; (v) all requisite approvals by governmental authorities and regulatory bodies having jurisdiction over the parties to the WinsLoew Merger Agreement in respect of the WinsLoew Merger shall have been obtained and be in full force and effect (other than any such approvals failure to obtain which could not reasonably be expected, in the Administrative Agent's sole judgment, to have a Materially Adverse Effect), and no such approvals shall impose any conditions to the consummation of the WinsLoew Merger; (vi) the WinsLoew Merger Contribution shall have been made (but for up to $500,000 to be contributed within 10 days after the Effective Date) and the WinsLoew Merger shall have been consummated in accordance with the terms and provisions of the WinsLoew Merger Agreement and the other WinsLoew Merger Documents, without any amendment or waiver of any material provision thereof; and
         (vii) the Administrative Agent shall have received a certificate from the Financial Officer or other evidence satisfactory to it that each of the conditions set forth in CLAUSES (I) through (VI) above have been satisfied. In addition, all opinion letters delivered in connection with the WinsLoew Merger Documents and the transactions contemplated thereby shall be addressed to the Administrative Agent, for the benefit of the Lenders, or accompanied by a written authorization from the firm delivering such opinion letter stating that the Administrative Agent, for the benefit of the Lenders, may rely on such opinion letter as though it were addressed to it.

                  (31) Senior Subordinated Note Transaction. On the Effective Date, the Administrative Agent shall have received a fully executed copy of each of the Senior Subordinated Note Documents certified by the Financial Officer as being in the same form as the final drafts thereof furnished to the Administrative Agent prior to the Effective Date and approved by it. The Administrative Agent shall also have received evidence satisfactory to it that the transactions contemplated by the Senior Subordinated Note Documents to be consummated on or prior to the Effective Date have been consummated


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

         in accordance with the terms thereof without any waiver of any condition precedent to any party's obligations thereunder or waiver of any material provisions thereof other than such waivers to which the Administrative Agent has consented.

         SECTION 6.2 Additional Conditions to Acquisition Loans. The obligations of the Lenders to honor the Borrowers' request for any Acquisition Loan after the Effective Date and on or prior to the Acquisition Facility Termination Date is subject to Administrative Agent's receipt, at least two Business Days prior to the date such Acquisition Loan is requested to be made, of a Notice of Borrowing substantially in the form of EXHIBIT E-3, properly completed, and to the satisfaction (or waiver by the Administrative Agent and the Required Lenders) of the following conditions with respect to each Acquisition Loan:

         (a) at least 14 days prior to the closing date for a proposed Acquisition, the Borrowers shall provide to the Administrative Agent and the Lenders notice of such proposed Acquisition together with an information package containing the following documents and confirmation that the other conditions set forth in this SECTION 6.2 have been or will on the closing date for such proposed Acquisition be satisfied:

                  (i) the purchase agreement and all other material documents and agreements relating to such proposed Acquisition in substantially final form,

                  (ii) all such information as may be necessary to enable the Administrative Agent, for the benefit of the Lenders, to obtain a first priority, perfected security interest (subject only to Permitted Liens) in all of the assets to be acquired from or owned by the Acquisition Target immediately upon consummation of the proposed Acquisition, and

                  (iii) copies of lien search results for each jurisdiction in which the Acquisition Target is located, in which the chief executive office of the Acquisition Target is located, or in which the Acquisition Target has assets;

         (b) the purchase price for the Acquisition Target (including without limitation all Indebtedness assumed by any Borrower and all obligations associated with consulting and non-compete agreements entered into by any Borrower), after taking into account reasonably anticipated purchase price adjustments, is less than or equal to $25,000,000;

         (c) the proposed Acquisition is an arm's length transaction whereby a Borrower will (i) own directly or indirectly all of the equity interest in such Acquisition Target and will control a majority of any voting securities, or will otherwise control the governance of such Acquisition Target or (ii) acquire a Business Unit;

         (d) at the time of the proposed Acquisition, the Acquisition Target shall be in the business of designing, manufacturing or distributing furniture and a majority of the board of


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

directors or managers or owners of a majority of the equity interests in the Acquisition Target shall have approved the transaction;

         (e) at least 14 days prior to the consummation of the proposed Acquisition, the Borrowers shall have demonstrated, in a manner satisfactory to the Administrative Agent in its reasonable judgment, (i) positive trailing four-quarter pro forma net income before provision for income taxes, interest expense, depreciation, or amortization of the Acquisition Target ("Target EBITDA") and (ii) compliance by WinsLoew and its Consolidated Subsidiaries with the terms and provisions of this Agreement on a pro forma basis after giving effect to the proposed Acquisition as if it had been consummated on the first day of the four-Fiscal Quarter period then most recently ended, PROVIDED that any pro forma adjustments to historical Target EBITDA shall be acceptable to the Administrative Agent in its reasonable credit judgment, EXCEPT that contractual and adequately documented reductions in former owners' compensation or rental expense of the Acquisition Target, which will be effective as of the closing date of the proposed Acquisition, shall be acceptable;

         (f) at least 14 days prior to the consummation of such Acquisition, the Administrative Agent shall have received such appraisals of assets to be acquired as the Administrative Agent in the exercise of its reasonable credit judgment deems material and environmental site assessments, in form and substance satisfactory to the Administrative Agent and the Lenders, with respect to any real property is owned by the Acquisition Target or operated by the Acquisition Target as a manufacturing facility;

         (g) no Debt shall be incurred or assumed by any Borrower or the Acquisition Target in connection with or as a result of such proposed Acquisition unless such Debt is unsecured, the interest rate thereon does not exceed the interest rate on the Senior Subordinated Notes, any agreements governing such Debt contain no financial covenants, the first scheduled principal repayment thereunder (under all circumstances) is later than June 30, 2006 (or any later date to which the Termination Date may have been extended), and repayment thereof is subordinated, at least to the same extent as the Senior Subordinated Notes, to the prior repayment in full in cash of the Secured Obligations;

         (h) the conditions set forth in SECTIONS 6.1(A) and (B), and SECTIONS 6.1(C)(2), (3), (4), (5), and (6) as to Acquisition Target and the applicable Borrower(s), and such other conditions set forth in SECTION 6.1(c) as the Administrative Agent may determine are applicable, shall have been satisfied on and as of the closing date of the proposed Acquisition and the Administrative Agent shall have received such additional instruments, certificates and other documents, including opinions of counsel, as may be usual or customary in connection with similar acquisitions and as the Administrative Agent may reasonably request;

         (i) in the case of an Acquisition of stock or other equity interests, the Acquisition Target shall be merged with and into a Borrower or the Acquisition Target shall have executed and delivered the Subsidiaries Guaranty (or an effective joinder agreement with respect thereto)


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

and a Guarantor Security Agreement unless the Borrowers and the Administrative Agent have agreed that the Acquisition Target is to become an additional Borrower, in which case the Acquisition Target and the other Borrowers shall have duly executed and delivered such acknowledgment or amendment to this Agreement and such additions to or replacements of outstanding Notes as the Administrative Agent may require evidencing the Acquisition Target's joint and several liability for the Secured Obligations as a Borrower under this Agreement;

         (j) the Administrative Agent, for itself and on behalf of the Lenders, shall have a first priority Lien (subject only to Permitted Liens) on the assets of the Acquisition Target or otherwise acquired in connection with such Acquisition (other than any such Lien as to which the Administrative Agent determines in writing that the benefit thereof is not sufficient to justify the cost of obtaining and perfecting such Lien); and

         (k) at the time of and after giving effect to the proposed Acquisition, no Default or Event of Default shall exist.

         SECTION 6.3 All Loans and Letters of Credit. At the time of making of each Loan, including the Initial Loans and all subsequent Loans, and the issuance of each Letter of Credit:

         (a) all of the representations and warranties made or deemed to be made under this Agreement shall be true and correct in all material respects at such time both with and without giving effect to the Loans to be made at such time and the application of the proceeds thereof (except to the extent any such representation or warranty is made exclusively with reference to an earlier date), and

         (b) the corporate actions of the Borrowers referred to in SECTION 6.1(C)(3) shall remain in full force and effect and the incumbency of officers shall be as stated in the certificates of incumbency delivered pursuant to
SECTION 6.1(C)(4) or as subsequently modified and reflected in a certificate of incumbency delivered to the Administrative Agent.

Each request or deemed request for any Borrowing hereunder shall be deemed to be a certification by the Borrowers to the Administrative Agent and the Lenders as to the matters set forth in SECTION 6.3(A) and (B) and the Administrative Agent may, without waiving either condition, consider the conditions specified in SECTIONS 6.3(A) and (B) fulfilled and a representation by the Borrowers to such effect made, if no written notice to the contrary is received by the Administrative Agent prior to the making of the Loan then to be made.


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
                                   ARTICLE 7

                   REPRESENTATIONS AND WARRANTIES OF BORROWER

         SECTION 7.1 Representations and Warranties. Each Borrower represents and warrants to the Administrative Agent and to the Lenders as follows:

         (a) Organization; Power; Qualification. Such Borrower and each of its Subsidiaries is a corporation, duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, having the power and authority to own its properties and to carry on its business as now being and hereafter proposed to be conducted and is duly qualified and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization except to the extent its failure to be so qualified could not reasonably be expected to have a Materially Adverse Effect. The jurisdictions in which each Borrower and each of its Subsidiaries is qualified to do business as a foreign corporation are listed on SCHEDULE 7.1(A).

         (b) Capitalization; Shareholder Agreements. The outstanding capital stock of such Borrower has been duly and validly issued and is fully paid and nonassessable, and the number and owners of such shares of capital stock of such Borrower are set forth on SCHEDULE 7.1(B). The issuance and sale of such Borrower's capital stock have been registered or qualified under applicable federal and state securities laws or are exempt therefrom. Except as set forth on SCHEDULE 7.1(B), there are no shareholders agreements, options, subscription agreements or other agreements or understandings to which such Borrower is a party in effect with respect to the capital stock of such Borrower, including, without limitation, agreements providing for special voting requirements or arrangements for approval of corporate actions or other matters relating to corporate governance or restrictions on share transfer or providing for the issuance of any securities convertible into shares of the capital stock of such Borrower, any warrants or other rights to acquire any shares or securities convertible into such shares, or any agreement that obligates such Borrower, either by its terms or at the election of any other Person, to repurchase such shares under any circumstances.

         (c) Subsidiaries. SCHEDULE 7.1(C) correctly sets forth the name of each Subsidiary of such Borrower, its jurisdiction of incorporation, the name of its immediate parent or parents, and the percentage of its issued and outstanding securities owned by such Borrower or any other Subsidiary of such Borrower and indicating whether such Subsidiary is a Consolidated Subsidiary. Except as set forth on SCHEDULE 7.1(C),

                  (i) no Subsidiary of such Borrower has issued any securities convertible into shares of such Subsidiary's capital stock or any options, warrants or other rights to acquire any shares or securities convertible into such shares,

                  (ii) the outstanding stock and securities of each Subsidiary of such Borrower are owned by such Borrower or a Wholly Owned Subsidiary of such Borrower, or by such Borrower and one or more of its Wholly Owned Subsidiaries, free and clear of all Liens, warrants, options and rights of others of any kind whatsoever, and

                  (iii)    such Borrower has no Subsidiaries.

The outstanding capital stock of each Subsidiary of such Borrower has been duly and validly issued and is fully paid and nonassessable by the issuer, and the number and owners of the shares of such capital stock are set forth on SCHEDULE 7.1(C).

         (d) Authorization of Agreement, Notes, Loan Documents and Borrowing. Such Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement and each of the Loan Documents, to which it is a party, in accordance with their respective terms. This Agreement and each of the Loan Documents, to which it is a party, have been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Agreement will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

         (e) Compliance of Agreement, Notes, Loan Documents and Borrowing with Laws, Etc. Except as set forth on SCHEDULE 7.1(E), the execution, delivery and performance of this Agreement and each of the Loan Documents in accordance with their respective terms and the borrowings hereunder do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation, articles of organization, by-laws, operating agreement or any shareholders' agreement or other constituent documents of such Borrower or any of its Subsidiaries,

                  (iii) conflict with, result in a breach of or constitute a default under any material provisions of any indenture, agreement or other instrument to which such Borrower or any of its Subsidiaries is a party or by which such Borrower, any of its Subsidiaries or any of such Borrower's or such Subsidiaries' property may be bound or any material Governmental Approval relating to such Borrower or any of its Subsidiaries, or

                  (iv) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

         (f) Business. The Borrowers are engaged principally in the business of designing, manufacturing and distributing furniture.

         (g)      Compliance with Law; Governmental Approvals.

                  (i) Except as set forth in SCHEDULE 7.1(G), such Borrower and each of its Subsidiaries

                           (A) has all Governmental Approvals, including permits relating to federal, state and local Environmental Laws, ordinances and regulations, required by any Applicable Law for it to conduct its business, each of which is in full force and effect, is final and not subject to review on appeal and is not the subject of any pending or, to the knowledge of such Borrower, threatened attack by direct or collateral proceeding, and

                           (B) is in compliance with each Governmental Approval applicable to it and in compliance with all other Applicable Laws relating to it, including, without being limited to, all Environmental Laws and all occupational health and safety laws applicable to such Borrower, any of its Subsidiaries or their respective properties, except for instances of noncompliance which would not, singly or in the aggregate, cause a Default or Event of Default or have a Materially Adverse Effect and in respect of which reserves in respect of such Borrower's or such Subsidiary's reasonably anticipated liability have been established on the books of such Borrower or such Subsidiary, as applicable.

                  (ii) Without limiting the generality of the above, except as disclosed on a report delivered pursuant to SECTION 6.1(C)(12) or with respect to matters which could not reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect:

                           (A) the operations of such Borrower and each of its Subsidiaries comply in all material respects with all applicable environmental, health and safety requirements of Applicable Law;

                           (B) such Borrower and each of its Subsidiaries has obtained all environmental, health and safety permits necessary for its operation, and all such permits are in good standing and such Borrower and each of its Subsidiaries is in compliance in all material respects with all terms and conditions of such permits;

                           (C) neither such Borrower nor any of its Subsidiaries nor any of their respective present or past property or operations are subject to any order from or agreement with any public authority or private party respecting (x) any environmental, health or safety requirements of Applicable Law, (y) any Remedial Action, or
                  (z) any liabilities and costs arising from the Release or threatened Release of a Contaminant into the environment;

                           (D) none of the operations of such Borrower or of any of its Subsidiaries is subject to any judicial or administrative proceeding alleging a violation of any environmental, health or safety requirement of Applicable Law;

                           (E) none of the present or past operations of such Borrower or any of its Subsidiaries is the subject of any investigation by any public authority evaluating whether any Remedial Action is needed to respond to a Release or threatened Release of a Contaminant into the environment;

                           (F) neither such Borrower nor any of its Subsidiaries has filed any notice under any requirement of Applicable Law indicating past or present treatment, storage or disposal of a hazardous waste, as that term is defined under 40 CFR Part 261 or any state equivalent;

                           (G) neither such Borrower nor any of its Subsidiaries has filed any notice under any requirement of Applicable Law reporting a Release of a Contaminant into the environment;

                           (H) except in compliance in all material respects with applicable Environmental Laws, during the course of such Borrower's or any of its Subsidiaries' ownership of or operations on the Real Estate, there has been no (1) generation, treatment, recycling, storage or disposal of hazardous waste, as that term is defined under 40 CFR Part 261 or any state equivalent, (2) use of underground storage tanks or surface impoundments, (3) use of asbestos-containing materials, or (4) use of polychlorinated biphenyls (PCBs) used in hydraulic oils, electrical transformers or other equipment;

                           (I) neither such Borrower nor any of its Subsidiaries has entered into any negotiations or agreements with any Person (including, without limitation, any prior owner of any of the Real Estate or other property of such Borrower or any of its Subsidiaries) relating to any Remedial Action or environment-related claim;

                           (J) neither such Borrower nor any of its Subsidiaries has received any notice or claim to the effect that it is or may be liable to any Person as a result of the Release or threatened Release of a Contaminant into the environment;


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

                           (K) neither such Borrower nor any of its Subsidiaries has any material contingent liability in connection with any Release or threatened Release of any Contaminant into the environment;

                           (L) no Environmental Lien has attached to any of the Real Estate or other property of such Borrower or of any of its Subsidiaries;

                           (M)      the presence and condition of all
                  asbestos-containing material which is on or part of the Real Estate (excluding any raw materials used in the manufacture of products or products themselves) do not violate in any material respect any currently applicable requirement of Applicable Law; and

                           (N) neither such Borrower nor any of its Subsidiaries manufactures, distributes or sells, and has never manufactured, distributed or sold, products which contain asbestos-containing material.

                  (iii) Such Borrower has notified the Lenders and the Administrative Agent of the receipt by such Borrower or by any of its Subsidiaries of any written notice of a material violation of any Environmental Laws and occupational health and safety laws applicable to such Borrower, any of its Subsidiaries or any of their respective properties.

         (h) Title to Properties. Except as set forth in SCHEDULE 7.1(H), such Borrower and each of its Subsidiaries has valid and legal title to or leasehold interest in all material personal property, Real Estate and other assets used in its business, including, but not limited to, those reflected on the most recent balance sheet of such Borrower delivered pursuant to SECTION 7.1(N).

         (i) Liens. Except as set forth in SCHEDULE 7.1(I), none of the properties and assets of such Borrower or any Subsidiary of such Borrower is subject to any Lien, except Permitted Liens. Other than the Financing Statements, to the best knowledge of such Borrower (after due investigation) no financing statement under the Uniform Commercial Code of any State or other instrument evidencing a Lien which names such Borrower or any Subsidiary of such Borrower as debtor has been filed (and has not been terminated or will not be terminated as a result of the transactions to occur on the Effective Date) in any state or other jurisdiction, and neither such Borrower nor any Subsidiary of such Borrower has signed any such financing statement or other instrument or any security agreement authorizing any secured party thereunder to file any such financing statement or instrument, except to perfect those Liens listed on SCHEDULE 7.1(I).

         (j) Debt and Guaranties. SCHEDULE 7.1(J) is a complete and correct listing of all (i) Debt and (ii) Guaranties of each of such Borrower and each of its Subsidiaries. Each of such Borrower and its Subsidiaries has performed and is in compliance with all of the terms of such Debt and Guaranties and all instruments and agreements relating thereto, and no default or event


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

of default, or event or condition which with notice or lapse of time, or both, would constitute such a default or event of default, exists with respect to any such Indebtedness or Guaranty.

         (k) Litigation. Except as set forth on SCHEDULE 7.1(K), there are no actions, suits or proceedings pending (nor, to the knowledge of such Borrower, are there any actions, suits or proceedings threatened, or any reasonable basis therefor) against or in any other way relating to or affecting such Borrower or such Subsidiaries or any of such Borrower's or any of its Subsidiaries' properties in any court or before any arbitrator of any kind or before or by any governmental body, except actions, suits or proceedings of the character normally incident to the kind of business conducted by such Borrower or any of its Subsidiaries which, if adversely determined, would not singly or in the aggregate have a Materially Adverse Effect, and there are no strikes or walkouts in progress, pending or to the Borrowers' knowledge contemplated relating to any labor contracts to which such Borrower or any of its Subsidiaries is a party, relating to any labor contracts being negotiated, or otherwise.

         (l) Tax Returns and Payments. Except as set forth on SCHEDULE 7.1(L), all federal, state and local as well as foreign national, provincial and local and other tax returns of such Borrower and each of its Subsidiaries required by Applicable Law to be filed have been duly filed, and all federal, state and local and foreign national, provincial and local and other taxes, assessments and other governmental charges or levies upon such Borrower and each of its Subsidiaries and such Borrower's and any of its Subsidiaries' property, income, profits and assets which are due and payable have been paid, except any such nonpayment which is at the time permitted under Section 10.6. The charges, accruals and reserves on the books of such Borrower and each of its Subsidiaries in respect of federal, state and local and foreign national, provincial and local taxes for all Fiscal Years and portions thereof since the organization of such Borrower are in the judgment of such Borrower adequate, and such Borrower knows of no reason to anticipate any additional assessments for any of such years which, singly or in the aggregate, might have a Materially Adverse Effect on such Borrower.

         (m) Burdensome Provisions. Neither such Borrower nor any of its Subsidiaries is a party to any indenture, agreement, lease or other instrument, or subject to any charter or corporate restriction, Governmental Approval or Applicable Law compliance with the terms of which could reasonably be expected to have a Materially Adverse Effect.

         (n)      Financial Statements.

                  (i) WinsLoew has furnished to the Administrative Agent and the Lenders copies of the audited consolidated financial statements of WinsLoew and its Consolidated Subsidiaries as of December 31, 1998 and of the unaudited consolidated balance sheet of WinsLoew and its Consolidated Subsidiaries as at June 25, 1999 and the related statements of income for the two-Fiscal Quarter period then ended, which financial statements present fairly in all material respects in accordance with GAAP consistently applied (except, in the case of the interim statements, for the absence of notes and subject



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         to year end audit adjustments), the financial position of the
         Borrowers as at their respective dates, and the results of operations of the Borrowers for the periods then ended.

                  (ii) WinsLoew has furnished to the Administrative Agent and the Lenders copies of the Pro Forma. The Pro Forma presents fairly, on a pro forma basis, the financial position of the Borrowers as at the Effective Date.

                  (iii) WinsLoew has furnished to the Administrative Agent and the Lenders copies of the Projections. The Projections have been prepared by WinsLoew in light of the past operations of the business of WinsLoew and its Consolidated Subsidiaries and represent as of the respective dates thereof the good faith opinion of WinsLoew and its senior management concerning the most probable course of business of WinsLoew and its Consolidated Subsidiaries.

                  (iv) Except as disclosed or reflected in the financial statements described in CLAUSES (I) and (II) above, the Borrowers do not have any material liabilities, contingent or otherwise, and there were no material unrealized or anticipated losses of the Borrowers.

         (o) Adverse Change. Since the date of the last audited financial statements of the Borrowers delivered to the Administrative Agent pursuant to
SECTION 7.1(N)(I), after giving effect to the transactions reflected in the Pro Forma, no event has occurred or failed to occur which has had, or may have, singly or in the aggregate, a Materially Adverse Effect.

         (p) ERISA. Neither such Borrower nor any Related Company maintains or contributes to any Benefit Plan other than those listed on
SCHEDULE 7.1(P). Except as set forth on SCHEDULE 7.1(P), each Benefit Plan is in substantial compliance with ERISA and the Code, including but not limited to those provisions thereof relating to reporting and disclosure, and neither the Borrower nor any Related Company has received any notice asserting that a Benefit Plan is not in compliance with ERISA. No material liability to the PBGC or to any Multiemployer Plan has been, or is expected to be, incurred by such Borrower or any Related Company. Except as set forth on SCHEDULE 7.1(p), each Benefit Plan intended to qualify under Section 401(a) of the Code so qualifies and any related trust is exempt from federal income tax under Section 501(a) of the Code, a favorable determination letter from the IRS has been issued or applied for with respect to each such Benefit Plan and related trust and nothing that has occurred since the date of such determination letter that would adversely affect such qualification or tax-exempt status. No Benefit Plan subject to the minimum funding standards of the Code has failed to meet such standards. Neither such Borrower nor any Related Company has transferred any pension plan liability in a transaction that could be subject to Sections 4069 or 4212(C) of ERISA. Except as set forth on SCHEDULE 7.1(P), neither such Borrower nor any Related Company has any liability, actual or contingent, with respect to any Benefit Plan in accordance with its terms, and there are no pending or threatened claims against a Benefit Plan other than claims for benefits. No non-exempt prohibited transaction within the meaning of Section 4975 of the Code or Section 406 of

ERISA has occurred with respect to a Benefit Plan. Except as set forth on
SCHEDULE 7.1(P), no employee or former employee of such Borrower or any Related Company is or may become entitled to any benefit under a Benefit Plan that is a "welfare plan" within the meaning of Section 3(1) of ERISA following such employee's termination of employment other than continuation of group health coverage in accordance with Section 4980B of the Code and Sections 601 through 609 of ERISA. Except as set forth on SCHEDULE 7.1(P), each such welfare plan that is a group health plan has been operated in compliance with the provisions of Section 4980B of the Code and Sections 601-609 of ERISA and any applicable provisions of state law that are similar.

         (q) Absence of Defaults. Neither such Borrower nor any of its Subsidiaries is in default under its articles or certificate of incorporation or by-laws or other constituent document and no event has occurred, which has not been remedied, cured or waived,

                  (i) which constitutes a Default or an Event of Default, or

                  (ii) which constitutes, or which with the passage of time or giving of notice, or both, would constitute, a default or event of default by such Borrower or any of its Subsidiaries under any material agreement (other than this Agreement) or judgment, decree or order to which such Borrower or any of its Subsidiaries is a party or by which such Borrower, any of its Subsidiaries or any of such Borrower's or any of its Subsidiaries' properties may be bound or which would require such Borrower or any of its Subsidiaries to pay any Debt under any such material agreement or judgment, decree or order prior to the scheduled maturity date therefor, except, in the case only of any such agreement, for alleged defaults which are being contested in good faith by appropriate proceedings and with respect to which reserves in respect of such Borrower's or such Subsidiary's reasonably anticipated liability have been established on the books of such Borrower or such Subsidiary.

         (r)      Accuracy and Completeness of Information.

                  (i) All written information, reports and other papers and data produced by or on behalf of a Borrower and furnished to the Administrative Agent or any Lender were, at the time the same were so furnished, complete and correct in all material respects, to the extent necessary to give the recipient a true and accurate knowledge of the subject matter. No fact is known to any Borrower which has had, or in the future reasonably could be expected to have (so far as such Borrower can foresee), a Materially Adverse Effect, which has not been set forth in the financial statements or disclosure delivered prior to the Effective Date, in each case referred to in SECTION 7.1(N), or in such written information, reports or other papers or data or otherwise disclosed in writing to the Administrative Agent and the Lenders prior to the Agreement Date.

                  (ii) No Borrower has any actual knowledge that any document furnished or written statement made to the Administrative Agent or any Lender by any Person other


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

         than a Borrower (a copy of which has been furnished to WinsLoew) in connection with the negotiation, preparation or execution of this Agreement or any of the Loan Documents contained any incorrect statement of a material fact or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         (s) Solvency. In each case after giving effect to the Debt represented by the Loans outstanding and to be incurred, the transactions contemplated by this Agreement, the Senior Note Indenture and the WinsLoew Merger Agreement, such Borrower and each of its Subsidiaries is solvent, having assets of a fair salable value which exceeds the amount required to pay its debts as they become absolute and matured (including contingent, subordinated, unmatured and unliquidated liabilities), and such Borrower and each of its Subsidiaries is able to and anticipates that it will be able to meet its debts as they mature and has adequate capital to conduct the business in which it is or proposes to be engaged.

         (t)      Receivables.

                  (i)      Status.

                           (A)      Each Receivable reflected in the
                  computations included in any Borrowing Base Certificate meets the criteria enumerated in CLAUSES (A) through (P) of the definition of Eligible Receivables, except as disclosed in such Borrowing Base Certificate or as disclosed in a timely manner in a subsequent Borrowing Base Certificate or otherwise in writing to the Administrative Agent.

                           (B) Such Borrower has no knowledge of any fact or circumstance not disclosed to the Administrative Agent in a Borrowing Base Certificate or otherwise in writing which would impair the validity or collectibility of any Eligible Receivable of $250,000 or more or of Eligible Receivables which (regardless of the individual amount thereof) aggregate $500,000 or more.

                  (ii) Chief Executive Office. The chief executive office of such Borrower and the books and records relating to the Receivables are located at the address or addresses set forth on SCHEDULE 7.1(T); such Borrower has not maintained its chief executive office or books and records relating to any Receivables at any other address at any time during the five years immediately preceding the Agreement Date except as disclosed on SCHEDULE 7.1(T).

         (u)      Inventory.

                  (i) Schedule of Inventory. All Inventory included in any Schedule of Inventory or Borrowing Base Certificate delivered to the Administrative Agent pursuant to Section 9.11 meets the criteria enumerated in clauses (A) through (H) of the definition


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

         of Eligible Inventory, except as disclosed in such Schedule of Inventory or Borrowing Base Certificate or in a subsequent Schedule of Inventory or Borrowing Base Certificate, or as otherwise specifically disclosed in writing to the Administrative Agent.

                  (ii) Condition. All Inventory is in good condition, meets in all material respects the standards imposed by any governmental agency, or department or division thereof, having regulatory authority over such goods, their use or sale, and is currently either usable or salable in the normal course of such Borrower's business, except to the extent reserved against in the financial statements referred to in
         SECTION 7.1(N) or delivered pursuant to ARTICLE 11 or as disclosed on a Schedule of Inventory delivered to the Administrative Agent pursuant to SECTION 9.11(B).

                  (iii) Location. All Inventory is located on the premises set forth on SCHEDULE 7.1(U) or is Inventory in transit to one of such locations, except as otherwise disclosed in writing to the Administrative Agent and such Borrower has not, in the last year, located such Inventory at premises other than those set forth on
         SCHEDULE 7.1(U).

         (v) Equipment. All Equipment is in good order and repair in all material respects and is located on the premises set forth on SCHEDULE 7.1(V) and has been so located at all times during the last year.

         (w) Bank Accounts. SCHEDULE 7.1(W) is a complete and correct listing of all lockbox, demand deposit and other bank accounts maintained by such Borrower or any Subsidiary, specifying the depositary, type and number of each such account.

         (x) Intellectual Property. SCHEDULE 7.1(X) sets forth a correct and complete list of all of the Intellectual Property. None of the Intellectual Property is subject to any licensing agreement or similar arrangement except as set forth on SCHEDULE 7.1(X) or as entered into in the sale or distribution of such Borrower's Inventory in the ordinary course of business. To the best of such Borrower's knowledge, none of the Intellectual Property infringes on or conflicts with any other Person's property, and no other Person's property infringes on or conflicts with the Intellectual Property. The Intellectual Property described on SCHEDULE 7.1(X) constitute all of the property of such type necessary to the current and anticipated future conduct of such Borrower's business.

         (y) Real Property. Such Borrower owns no Real Estate and leases no Real Estate other than that described on SCHEDULE 7.1(Y) and other than Real Estate acquired or leased after the Effective Date for which such Borrower has complied with the requirements of SECTION 9.14.

         (z) Corporate and Fictitious Names. Except as otherwise disclosed on SCHEDULE 7.1(Z), during the five-year period preceding the Agreement Date, neither such Borrower nor any


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

predecessor thereof has been known as or used any corporate or fictitious name other than the corporate name of the Borrower on the Effective Date.

         (aa) Federal Reserve Regulations. Neither such Borrower nor any of its Subsidiaries is engaged and none will engage, principally or as one of its important activities, in the business of extending credit for the purpose of "purchasing" or "carrying" any "margin stock" (as each of the quoted terms is defined or used in Regulation U of the Board of Governors of the Federal Reserve System). No part of the proceeds of any of the Loans will be used for so purchasing or carrying margin stock or, in any event, for any purpose which violates, or which would be inconsistent with, the provisions of Regulation T, U or X of such Board of Governors. If requested by the Administrative Agent or any Lender, such Borrower will furnish to the Administrative Agent and the Lenders a statement or statements in conformity with the requirements of said Regulation T, U or X to the foregoing effect.

         (bb) Investment Company Act. Such Borrower is not an "investment company" or a company "controlled" by an "investment company" (as each of the quoted terms is defined or used in the Investment Company Act of 1940, as amended).

         (cc) Employee Relations. Such Borrower and each of its Subsidiaries has an adequate work force in place and is not, except as set forth on SCHEDULE 7.1(cc), party to any collective bargaining agreement nor has any labor union been recognized as the representative of such Borrower's or any of its Subsidiaries' employees, and such Borrower knows of no pending, threatened or contemplated strikes, work stoppage or other labor disputes involving such Borrower's or any of its Subsidiaries' employees.

         (dd) Trade Names. All trade names or styles under which such Borrower sells Inventory or Equipment or creates Receivables, or to which instruments in payment of Receivables are made payable, are listed on SCHEDULE 7.1(DD).

         (ee) Year 2000 Compliance. Such Borrower has (i) initiated a review and assessment of all areas within such Borrower's and each of its Subsidiaries' business and operations (including those affected by suppliers, vendors and customers) that could be adversely affected by the Year 2000 Problem, (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, such Borrower believes that all of its and its Subsidiaries' material computer applications are Year 2000 Compliant, and such Borrower is not aware that any of its material suppliers, vendors or customers is likely to be materially adversely affected by Year 2000 Problems.

         (ff) Merger Agreement. Old WinsLoew has heretofore furnished to the Administrative Agent true, complete and correct copies of the WinsLoew Merger Agreement (including any schedules, exhibits and annexes thereto) and each other WinsLoew Merger Document. The WinsLoew Merger Agreement has not been amended, supplemented or modified except as


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

previously disclosed in writing to the Administrative Agent and, together with the other WinsLoew Merger Documents copies of which have been delivered to the Administrative Agent, constitute the complete understanding between Old WinsLoew and TFC in respect of the Merger and the other matters and transactions covered thereby. To such Borrower's knowledge, the WinsLoew Merger Agreement has been duly executed and delivered by Old WinsLoew and TFC and is a valid, legal and binding obligation of such parties. The representations and warranties of Old WinsLoew and TFC contained in the WinsLoew Merger Agreement are (or will be) true and correct in all material respects on the Effective Date as if made on and as of such date, and the Administrative Agent and the Lenders are entitled to rely on such representations and warranties with the same force and effect as though they were incorporated in this Agreement and made to the Administrative Agent and the Lenders directly. On and as of the Effective Date, such Borrower knows of no reason to believe that the representations and warranties of, and information concerning, Old WinsLoew and TFC contained in the WinsLoew Merger Agreement are not true and correct in all material respects.

         (gg) Subordinated Indebtedness. WinsLoew has the corporate power and authority to issue the Senior Subordinated Notes. The issuance and sale of the Senior Subordinated Notes have been registered or qualified under applicable federal and state securities laws or are exempt therefrom. The Senior Subordinated Notes are the legal valid and binding obligations of WinsLoew enforceable against WinsLoew in accordance with their terms (including those pertaining to subordination). WinsLoew has delivered to the Administrative Agent a complete and correct copy of all documents evidencing or relating to the Senior Subordinated Notes including the Senior Note Documents, and each of the representations and warranties made by WinsLoew therein is true and correct in all material respects as of the date of such Documents. The subordination provisions of the Senior Subordinated Notes will be enforceable against the respective holders thereof by the holder of any Note which has not effectively waived the benefits thereof. All of the Secured Obligations constitute senior Debt entitled to the benefits of subordination created with respect to the Senior Subordinated Notes.

         SECTION 7.2 Survival of Representations and Warranties, Etc. All representations and warranties set forth in this ARTICLE 7 and all statements contained in any certificate, financial statement, or other instrument, delivered by or on behalf of the Borrowers pursuant to or in connection with this Agreement or any of the Loan Documents (including, but not limited to, any such representation, warranty or statement made in or in connection with any amendment thereto) shall constitute representations and warranties made under this Agreement. All representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Agreement Date, at and as of the Effective Date and at and as of the date of each Loan, except that representations and warranties which, by their terms are applicable only to one such date shall be deemed to be made only at and as of such date. All representations and warranties made or deemed to be made under this Agreement shall survive and not be waived by the execution and delivery of this Agreement, any investigation made by or on behalf of the Lender or any borrowing hereunder.


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                                   ARTICLE 8

                               SECURITY INTEREST

         SECTION 8.1 Security Interest.

         (a) To secure the payment, observance and performance of the Secured Obligations, each Borrower hereby mortgages, pledges and assigns all of the Collateral to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders and Affiliates of the Lenders, and grants to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders and Affiliates of the Lenders, a continuing security interest in, and a continuing Lien upon, all of the Collateral.

         (b) As additional security for all of the Secured Obligations, each Borrower grants to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders and Affiliates of the Lenders, a security interest in, and assigns to the Administrative Agent, for the benefit of itself as Administrative Agent and the Lenders and Affiliates of the Lenders, all of such Borrower's right, title and interest in and to, any deposits or other sums at any time credited by or due from each Lender and each Affiliate of a Lender to such Borrower, or credited by or due from any participant of any Lender to the Borrower, with the same rights therein as if the deposits or other sums were credited by or due from such Lender. Each Borrower hereby authorizes each Lender and each Affiliate of such Lender and each participant to pay or deliver to the Administrative Agent, for the account of the Lenders, without any necessity on the Administrative Agent's or any Lender's part to resort to other security or sources of reimbursement for the Secured Obligations, at any time during the continuation of any Event of Default of the aforesaid deposits (general or special, time or demand, provisional or final) or other sums for application to any Secured Obligation, irrespective of whether any demand has been made or whether such Secured Obligation is mature, and the rights given the Administrative Agent, the Lenders, their Affiliates and participants hereunder are cumulative with such Person's other rights and remedies, including other rights of set-off. The Administrative Agent will promptly notify a Borrower of its receipt of any such funds for application to the Secured Obligations, but failure to do so will not affect the validity or enforceability thereof. The Administrative Agent may give notice of the above grant of a security interest in and assignment of the aforesaid deposits and other sums, and authorization, to, and make any suitable arrangements with, any Lender, any such Affiliate of any Lender or participant for effectuation thereof upon the occurrence and during the continuance of an Event of Default, and each Borrower hereby irrevocably appoints the Administrative Agent as its attorney to collect any and all such deposits or other sums to the extent any such payment is not made to the Administrative Agent or any Lender by such Lender, Affiliate or participant.

         SECTION 8.2  Continued Priority of Security Interest.

         (a) The Security Interest granted by each Borrower shall at all times be valid, perfected and enforceable against such Borrower and all third parties in accordance with the terms


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

of this Agreement, as security for the Secured Obligations, and the Collateral shall not at any time be subject to any Liens that are prior to, on a parity with or junior to the Security Interest, other than Permitted Liens.

         (b) Each Borrower shall, at its sole cost and expense, take all action that may be necessary, or that the Administrative Agent may reasonably request, so as at all times to maintain the validity, perfection, enforceability and rank of the Security Interest in the Collateral in conformity with the requirements of SECTION 8.2(A), or to enable the Administrative Agent and the Lenders to exercise or enforce their rights hereunder (subject to Permitted Liens), including, but not limited to:

                  (i) paying all taxes, assessments and other claims lawfully levied or assessed on any of the Collateral, except to the extent that such taxes, assessments and other claims constitute Permitted Liens,

                  (ii) obtaining, after the Agreement Date, landlords', mortgagees', bailees', warehousemen's or processors' releases, subordinations or waivers, and using all reasonable efforts to obtain mechanics' releases, subordinations or waivers,

                  (iii) delivering to the Administrative Agent, for the benefit of the Lenders, endorsed or accompanied by such instruments of assignment as the Administrative Agent may reasonably specify, and stamping or marking, in such manner as the Administrative Agent may reasonably specify, any and all chattel paper, instruments, letters and advices of guaranty and documents evidencing or forming a part of the Collateral, and

                  (iv) executing and delivering financing statements, pledges, designations, hypothecations, notices and assignments in each case in form and substance satisfactory to the Administrative Agent in its reasonable judgment relating to the creation, validity, perfection, maintenance or continuation of the Security Interest under the Uniform Commercial Code or other Applicable Law.

         (c) The Administrative Agent is hereby authorized to file one or more financing or continuation statements or amendments thereto without the signature of or in the name of a Borrower for any purpose described in SECTION 8.2(B). The Administrative Agent will give the relevant Borrower notice of the filing of any such statements or amendments, which notice shall specify the locations where such statements or amendments were filed. A carbon, photographic, xerographic or other reproduction of this Agreement or of any of the Security Documents or of any financing statement filed in connection with this Agreement is sufficient as a financing statement.

         (d) Each Borrower shall mark its books and records as directed by the Administrative Agent and as may be necessary or appropriate to evidence, protect and perfect the Security Interest and shall cause its financial statements to reflect the Security Interest.


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                                   ARTICLE 9

                              COLLATERAL COVENANTS

         Each Borrower covenants and agrees that such Borrower will duly and punctually pay the principal of, and interest on, and all other amounts payable with respect to, the Loans and all other Secured Obligations and until the Revolving Credit Facility and Acquisition Facility have been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner provided in SECTION 16.11:

         SECTION 9.1 Verification and Notification.

         (a) The Administrative Agent shall have the right at any time when an Event of Default exists, with or without notice, (i) in the name of the Administrative Agent, the Lenders or in the name of a Borrower, to verify the validity, amount or any other matter relating to any Receivables by mail, telephone, telegraph or otherwise and (ii) during customary business hours, to review, audit and make extracts from all records and files related to any of the Receivables.

         (b) At any time when an Event of Default exists, the Administrative Agent shall have the right, from time to time, with or without notice, to notify the Account Debtors or other obligors under any Receivables of the assignment of such Receivables to the Administrative Agent, for the benefit of the Lenders, and to direct such Account Debtor or obligor to make payment of all amounts due or to become due thereunder directly to the Administrative Agent, and, upon such notification and at the expense of the Borrowers, to enforce collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as the relevant Borrower might have done.

         SECTION 9.2 Disputes, Returns and Adjustments.

         (a) In the event any amounts due and owing under any Receivable for an amount in excess of $200,000 are in dispute between the Account Debtor and a Borrower, such Borrower shall provide the Administrative Agent with prompt written notice thereof.

         (b) Each Borrower shall notify the Administrative Agent promptly of all returns and credits in excess of $200,000 in respect of any Receivable (except Receivables temporarily credited in the ordinary course of business and reissued in a corrected amount), which notice shall specify the Receivable affected.

         (c) Each Borrower may, in the ordinary course of business unless a Default or an Event of Default has occurred and is continuing, grant any extension of time for payment of any Receivable or compromise, compound or settle the same for less than the full amount thereof, or release wholly or partly any Person liable for the payment thereof, or allow any credit or discount whatsoever therein; PROVIDED that (i) no such action results in the reduction of more than

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$100,000 in the amount payable with respect to any Receivable or of more than
$400,000 with respect to all Receivables in any Fiscal Year (in each case, excluding the allowance of credits or discounts generally available to Account Debtors in the ordinary course of the relevant Borrower's business), and (ii) the Administrative Agent is promptly notified of the amount of such adjustments and the Receivable(s) affected thereby.

         SECTION 9.3  Invoices.

         (a) No Borrower will use any invoices other than invoices in the names of the Borrowers or names used by the Borrowers and listed on SCHEDULE 7.1(DD) without giving the Administrative Agent 30 days prior notice of the intended use of a different form of invoice together with a copy of such different form.

         (b) Upon the request of the Administrative Agent made at any time when a Default or Event of Default exists, each Borrower shall deliver to the Administrative Agent, at the Borrowers' expense, copies of customers' invoices or the equivalent, original shipping and delivery receipts or other proof of delivery, customers' statements, customer address lists, the original copy of all documents, including, without limitation, repayment histories and present status reports, relating to Receivables and such other documents and information relating to the Receivables as the Administrative Agent shall specify.

         SECTION 9.4 Delivery of Instruments. In the event any Receivable is at any time evidenced by a promissory note, trade acceptance or any other instrument for the payment of money, the relevant Borrower will promptly upon request of the Administrative Agent deliver such instrument to the Administrative Agent.

         SECTION 9.5 Sales of Inventory. All sales of Inventory will be made in compliance in all material respects with all requirements of Applicable Law.

         SECTION 9.6 Ownership and Defense of Title.

         (a) Except for Permitted Liens, a Borrower shall at all times be the sole owner or lessee of each and every item of Collateral and shall not create any lien on, or sell, lease, exchange, assign, transfer, pledge, hypothecate, grant a security interest or security title in or to or otherwise dispose of, any of the Collateral or any interest therein, except for sales of Inventory in the ordinary course of business, for cash or on open account or on terms of payment ordinarily extended to its customers, sales of property that is obsolete, worn out or no longer useful in the Borrowers' businesses, and except for dispositions contemplated pursuant to SECTION 12.7 or that are otherwise expressly permitted under this Agreement. The inclusion of "proceeds" of the Collateral under the Security Interest shall not be deemed a consent by the Administrative Agent or the Lenders to any other sale or other disposition of any Collateral.


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         (b)      Each Borrower shall defend its title or leasehold interest in and to, and the Security Interest in, the Collateral against the claims and demands of all Persons.

         SECTION 9.7  Insurance.

         (a) The Borrowers shall at all times maintain insurance on the Inventory and Equipment against loss or damage by fire, theft (excluding theft by employees), burglary, pilferage, loss in transit and such other hazards as a prudent Person similarly situated would maintain coverage against, in amounts not to exceed those obtainable at commercially reasonable rates and under policies issued by insurers acceptable to the Administrative Agent in the exercise of its reasonable judgment. All premiums on such insurance shall be paid by the Borrowers and copies of the policies delivered to the Administrative Agent at its request. The Borrowers will not use or permit the Inventory or Equipment to be used in any manner which might render inapplicable any insurance coverage.

         (b) All insurance policies required under SECTION 9.7(A) shall name the Administrative Agent, for the benefit of the Lenders, as an additional insured and shall contain loss payable clauses in the form submitted to the Borrowers by the Administrative Agent, or otherwise in form and substance satisfactory to the Administrative Agent, naming the Administrative Agent, for the benefit of the Lenders, as loss payee, as its interests may appear, and providing that

                  (i) all proceeds thereunder shall be payable to the Administrative Agent, for the benefit of the Lenders,

                  (ii) no such insurance shall be affected by any act or neglect of the insurer or owner of the property described in such policy, and

                  (iii) such policy and loss payable clauses may be cancelled, amended or terminated only upon at least 10 days' prior written notice given to the Administrative Agent.

         (c) Any proceeds of insurance referred to in this SECTION 9.7 which are paid to the Administrative Agent, for the account of the Lenders, shall be, at the option of the Required Lenders in their sole discretion, either (i) applied to replace the damaged or destroyed property, or (ii) applied to the payment or prepayment of the Secured Obligations, PROVIDED that if no Default or Event of Default exists, insurance proceeds in respect of any loss having a value, as adjusted, not greater than $100,000 shall be released to the applicable Borrower to be applied to the repair, restoration or replacement of the damaged property, subject to such reasonable conditions or controls as the Administrative Agent may specify.


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         SECTION 9.8 Location of Offices and Collateral.

         (a) No Borrower will change the location of its chief executive office or the place where it keeps its books and records relating to the Collateral or change its name, its identity or corporate structure without giving the Administrative Agent 60 days' prior written notice thereof.

         (b) All Inventory, other than Inventory in transit to any such location, will at all times be kept by a Borrower at the locations set forth in
SCHEDULE 7.1(U), and shall not, without the prior written consent of the Administrative Agent, be removed therefrom except pursuant to sales of Inventory permitted under SECTION 9.7(A).

         (c) If any Inventory is in the possession or control of any of a Borrower's agents or processors, such Borrower shall notify such agents or processors of the Security Interest (and shall promptly provide copies of any such notice to the Administrative Agent and the Lenders) and, upon the occurrence of an Event of Default, shall instruct them (and cause them to acknowledge such instruction) to hold all such Inventory for the account of the account of the Lenders, subject to the instructions of the Administrative Agent.

         (d) After the Effective Date, the Borrowers will not store or otherwise locate any Collateral (other than Inventory) having an aggregate fair market value of more than [$700,000] at the leased facility located at 255 N.W. 25th Street, Miami, Florida 33127, unless and until a new landlord waiver has been executed and delivered by the lessor of such facility, in form and substance satisfactory to the Administrative Agent.

         SECTION 9.9 Records Relating to Collateral.

         (a)      Each Borrower will at all times

                  (i) keep complete and accurate records of Inventory on a basis consistent with past practices of such Borrower so as to permit comparison of Inventory records relating to different time periods, itemizing and describing the kind, type and quantity of Inventory and the Borrower's cost thereof and a current price list for such Inventory, and

                  (ii)     keep complete and accurate records of all other
         Collateral.

         (b) Each Borrower will prepare a physical listing of all Inventory, wherever located, at least annually.

         SECTION 9.10 Inspection. The Administrative Agent and each Lender (by any of their officers, employees or agents) shall have the right, to the extent that the exercise of such right shall be within the control of a Borrower, at any time or times to:

         (a) (i) Visit the properties of any Borrower or Subsidiary, inspect the Collateral and the other assets of each Borrower and its Subsidiaries and inspect and make extracts from the


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

books and records of each Borrower and its Subsidiaries, and (ii) verify the amount, quantity, value and condition of, or any other matter relating to, any of the Collateral (other than Receivables) and in this connection to review, audit and make extracts from all records and files related to any of the Collateral, including but not limited to management letters prepared by independent accountants, all during customary business hours at such premises and after reasonable efforts to notify the Borrowers' Representative in advance of such visit. The Lenders shall to the extent reasonably practicable coordinate their visits and inspections with those of the Administrative Agent so as to minimize the number of separate visits to Borrowers' premises.

         (b) Discuss each Borrower's and its Subsidiaries' business, assets, liabilities, financial condition, results of operations and business prospects, insofar as the same are reasonably related to the rights of the Administrative Agent or the Lenders hereunder or under any of the Loan Documents, with each Borrower's and its Subsidiaries' principal officers and independent accountants, and, at any time when a Default or Event of Default exists, with any other Person (provided that the Borrowers' acknowledgment of such right is not intended to and does not constitute a waiver or release by the Borrowers (or any of them) of the Administrative Agent or any Lender of or from any liability such Person may have to a Borrower arising out of improper disclosure of confidential information).

Each Borrower will deliver to the Administrative Agent, for the benefit of the Lenders, any instrument necessary for it to obtain records from any service bureau maintaining records on behalf of such Borrower.

         SECTION 9.11 Information and Reports.

         (a) Schedule of Receivables. The Borrowers shall deliver to the Administrative Agent on or before the Effective Date and from time to time thereafter as requested by the Administrative Agent a Schedule of Receivables which

                  (i) shall be as of the last Business Day of the immediately preceding accounting month,

                  (ii) shall be reconciled to the Borrowing Base Certificate as of such last Business Day, and

                  (iii) shall set forth a detailed aged trial balance of all its then existing Receivables, specifying the names, addresses and balance due for each Account Debtor obligated on a Receivable so listed.

         (b) Schedule of Inventory. The Borrowers shall deliver to the Administrative Agent on or before the Effective Date and from time to time thereafter as requested by the Administrative Agent a Schedule of Inventory as of the last Business Day of the immediately


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preceding accounting month of the Borrowers, itemizing and describing the kind, type and quantity of Inventory, the Borrowers' cost thereof and the location thereof.

         (c) Borrowing Base Certificate. The Borrowers shall deliver to the Administrative Agent not later than the 15th day of each calendar month (or at such other intervals as the Administrative Agent may reasonably specify) a Borrowing Base Certificate prepared as of the close of the last Business Day of the immediately preceding accounting month (or other specified date).

         (d) Notice of Diminution of Value. Each Borrower shall give prompt notice to the Administrative Agent of any matter or event which has resulted in, or may result in, the diminution in excess of $500,000 in the value of any of its Collateral, except for any such diminution in the value of any Receivables or Inventory in the ordinary course of business which has been appropriately reserved against, as reflected in financial statements previously delivered to the Administrative Agent and the Lenders pursuant to ARTICLE 11.

         (e) Additional Information. The Borrowers will also furnish to the Administrative Agent and each Lender such other information with respect to the Collateral as the Administrative Agent or any Lender may from time to time reasonably request and that the Borrowers can obtain without unreasonable expense.

         SECTION 9.12 Power of Attorney. Each Borrower hereby appoints the Administrative Agent as its attorney in fact, with the power if and when an Event of Default exists, to endorse the name of such Borrower on any checks, notes, acceptances, money orders, drafts or other forms of payment or security that may come into the Administrative Agent's or any Lender's possession, and if and when an Event of Default exists, to sign the name of such Borrower on any invoice or bill of lading relating to any Receivable, Inventory or other Collateral, on any drafts against customers related to letters of credit, on schedules and assignments of Receivables furnished to the Administrative Agent or any Lender by the Borrower, on notices of assignment, financing statements and other public records relating to the perfection or priority of the Security Interest, verifications of account and notices to or from customers.

         SECTION 9.13  Additional Real Estate and Leases.

         (a) Promptly upon a Borrower's acquisition after the Effective Date of any fee interest or material leasehold interest in any Real Estate, such Borrower shall deliver to the Administrative Agent, at the Administrative Agent's request, for the benefit of itself as Administrative Agent and the Lenders, an executed Mortgage in form and substance satisfactory to the Administrative Agent, conveying to the Administrative Agent, for the benefit of itself and the Lenders, a first priority Lien on such Real Estate, subject only to such prior Liens as the Administrative Agent shall consent to in writing. If requested by the Administrative Agent, such Borrower shall also deliver to the Administrative Agent at the Borrowers' expense a mortgagee title insurance policy in favor of the Administrative Agent and the Lenders insuring such Mortgage to create and convey such Lien, subject only to such exceptions as are consented to by the Administrative Agent (such consent not be unreasonably withheld) and shall deliver to the Administrative Agent, at the Administrative Agent's request, the other items set forth in SECTION 6.1(C) (10) through (13) with respect to such Real Estate, all in form and substance satisfactory to the Administrative Agent.

         (b) In addition to the Borrowers' obligations pursuant to SECTION 8.2, promptly upon a Borrower's entry into any lease of Real Estate (other than a material lease conveying an interest in Real Estate, which shall be subject to the provisions of subsection (a) above), such Borrower shall, at the request of the Administrative Agent, collaterally assign to the Administrative Agent, for the benefit of itself and the Lenders, such Borrower's interest in such lease, in form and substance satisfactory to the Administrative Agent in its reasonable judgment.

         SECTION 9.14 Assignment of Claims Act. Upon the request of the Administrative Agent made at any time when government contracts are material to a Borrower's business, such Borrower shall execute any documents or instruments and shall take such steps or actions reasonably required by the Administrative Agent so that all monies due or to become due under any contract with the United States of America, the District of Columbia or any state, county, municipality or other domestic or foreign governmental entity, or any department, agency or instrumentality thereof, will be assigned to the Administrative Agent, for the benefit of itself and the Lenders, and notice given thereof in accordance with the requirements of the Assignment of Claims Act of 1940, as amended, or any other laws, rules or regulations relating to the assignment of any such contract and monies due to or to become due.


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                                   ARTICLE 10

                             AFFIRMATIVE COVENANTS

         Each Borrower covenants and agrees that the Borrowers will jointly and severally, duly and punctually pay the principal of, and interest on, and all other amounts payable with respect to, the Loans and all other Secured Obligations in accordance with the terms of the Loan Documents and that until the Revolving Credit Facility and the Acquisition Facility have been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner provided for in SECTION 16.11, each Borrower will, and will cause each of its Subsidiaries to:

         SECTION 10.1 Preservation of Corporate Existence and Similar Matters. Preserve and maintain its corporate or other legal existence, rights, franchises, licenses and privileges in the jurisdiction of its incorporation or organization and qualify and, except to the extent its failure to do so could not reasonably be expected to have a Materially Adverse Effect, remain qualified as a foreign corporation or other entity and authorized to do business in each jurisdiction in which the character of its properties or the nature of its business requires such qualification or authorization.

         SECTION 10.2 Compliance with Applicable Law. Comply in all material respects with Applicable Law relating to such Borrower or such Subsidiary, except to the extent being contested in good faith by appropriate proceedings and for which reserves in respect of such Borrower's or such Subsidiary's reasonably anticipated liability have been appropriately established.

         SECTION 10.3 Maintenance of Property. In addition to, and not in derogation of, the requirements of Section 9.6 and of the Security Documents,

         (a) protect and preserve all properties material to its business, including Copyrights, Patents, and Trademarks, and maintain in good repair, working order and condition in all material respects, with reasonable allowance for wear and tear, all tangible properties, and

         (b) from time to time make or cause to be made all needed and appropriate repairs, renewals, replacements and additions to such properties necessary for the conduct of its business, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         SECTION 10.4 Conduct of Business. At all times carry on its business in an appropriate manner and engage only in the business described in SECTION 7.1(F).

         SECTION 10.5 Insurance. Maintain, in addition to the coverage required by SECTION 9.7 and the Security Documents, insurance with responsible insurance companies against such risks and in such amounts as is customarily maintained by similar businesses or as may be required by

Applicable Law, and from time to time (but not more often than semi-annually and whenever an Event of Default exists) deliver to the Administrative Agent or any Lender upon its request a detailed list of the insurance then in effect, stating the names of the insurance companies, the amounts and rates of the insurance, the dates of the expiration thereof and the properties and risks covered thereby.

         SECTION 10.6  Payment of Taxes and Claims.  Pay or discharge when due

         (a) all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits or upon any properties belonging to it, except that real property ad valorem taxes shall be deemed to have been so paid or discharged if the same are paid before they become delinquent, and

         (b) all lawful claims of materialmen, mechanics, carriers, warehousemen and landlords for labor, materials, supplies and rentals which, if unpaid, might become a Lien on any properties of such Borrower;

         Except that this SECTION 10.6 shall not require the payment or discharge of any such tax, assessment, charge, levy or claim which is being contested in good faith by appropriate proceedings and for which reserves in respect of reasonably anticipated liability have been appropriately established.

         SECTION 10.7 Accounting Methods and Financial Records. Maintain a system of accounting, and keep such books, records and accounts (which shall be true and complete), as may be required or as may be necessary to permit the preparation of financial statements in accordance with GAAP.

         SECTION 10.8 Use of Proceeds.

         (a)      Use the proceeds of

                  (i) the initial Revolving Credit Loan and the Term Loans to pay amounts indicated on SCHEDULE 10.8 to the Persons indicated thereon,

                  (ii) the Acquisition Loans to pay in part the purchase price of the related Permitted Acquisitions, and

                  (iii) all Swingline Loans and all Revolving Credit Loans made after the Effective Date only for working capital and general business purposes; and

         (b) not use any part of such proceeds to purchase or, to carry or reduce or retire or refinance any credit incurred to purchase or carry, any margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System) or, in any event, for any purpose which would involve a violation of such Regulation U or of Regulation T or X of such


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

Board of Governors, or for any purpose prohibited by law or by the terms and conditions of this Agreement.

         SECTION 10.9 Hazardous Waste and Substances; Environmental
Requirements.

         (a)      In addition to, and not in derogation of, the requirements of
SECTION 10.2 and of the Security Documents, comply in all material respects with Environmental Laws and Applicable Laws relating to occupational health and safety (except for instances of noncompliance that are being contested in good faith by appropriate proceedings if reserves in respect of such Borrower's or such Subsidiary's reasonably anticipated liability therefor have been appropriately established), promptly notify the Administrative Agent of its receipt of any written notice of a violation of any such Environmental Laws or other such Applicable Laws and indemnify and hold the Administrative Agent and the Lenders harmless from all loss, cost, damage, liability, claim and expense incurred by or imposed upon the Administrative Agent or any Lender on account of such Borrower's failure to perform its obligations under this SECTION 10.9.

         (b) Whenever a Borrower gives notice to the Administrative Agent pursuant to this SECTION 10.9 or otherwise with respect to a matter that reasonably could be expected to result in material liability to such Borrower or any Subsidiary under any Environmental Law, the Borrowers shall, at the Administrative Agent's request and the Borrowers' expense (i) cause an independent environmental engineer acceptable to the Administrative Agent in its reasonable judgment to conduct an assessment, including tests where necessary, of the site where the noncompliance or alleged noncompliance with Environmental Laws has occurred and prepare and deliver to the Administrative Agent a report setting forth the results of such assessment, a proposed plan to bring such Borrower (or such Subsidiary) into compliance with such Environmental Laws (if such assessment indicates noncompliance) and an estimate of the costs thereof, and (ii) provide to the Administrative Agent a supplemental report of such engineer whenever the scope of the noncompliance, or the response thereto or the estimated costs thereof, shall materially adversely change.

         SECTION 10.10 Year 2000. Promptly notify the Administrative Agent in the event such Borrower discovers or determines that any computer application (including those of its suppliers, vendors and customers) that is material to its or any of its Subsidiaries' business and operations will not be Year 2000 Compliant.

         SECTION 10.11 Execution of Subsidiary Guaranties; Additional Borrowers. Upon the request of the Administrative Agent or any Lender, cause any domestic (United States) Subsidiary which is not a Borrower and has not entered into a Guaranty and a Guarantor Security Agreement to execute and deliver to the Administrative Agent such joinder agreement with respect to this Agreement or such a Guaranty and a Guarantor Security Agreement and, in either case, appropriate Financing Statements all in form and substance satisfactory to the Administrative Agent and the Required Lenders in their reasonable judgment.

                                   ARTICLE 11

                                  INFORMATION

         Until the Revolving Credit Facility and the Acquisition Facility have been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner set forth in SECTION 16.11, the Borrowers will furnish to the Administrative Agent and to each Lender at its offices then designated for notices pursuant to SECTION 16.1, the statements, reports, certificates, and other information provided for in this
ARTICLE 11. All written information, reports, statements and other papers and data furnished to the Administrative Agent or any Lender by or at the request of a Borrower, whether pursuant to this ARTICLE 11 or any other provision of this Agreement or of any other Loan Document, shall be, at the time the same is so furnished, complete and correct in all material respects to the extent necessary to give the Administrative Agent and the Lenders true and accurate knowledge of the subject matter. Specifically, the Borrowers will so furnish:

         SECTION 11.1 Financial Statements.

         (a) Audited Year-End Statements. As soon as available, but in any event within 105 days after the end of each Fiscal Year, copies of the consolidating and consolidated balance sheets of WinsLoew and its Consolidated Subsidiaries as at the end of such Fiscal Year and the related consolidating and consolidated statements of income, shareholders' equity and cash flows for such Fiscal Year, in each case setting forth in comparative form the figures for the previous Fiscal Year, reported on, as to such consolidated statements, without qualification, by independent certified public accountants of nationally recognized standing selected by WinsLoew; and

         (b) Monthly Financial Statements. As soon as available after the end of each month, but in any event within 30 days after the end of each accounting month (or within 45 days after the end of each accounting month that is the last month in a Fiscal Quarter), copies of the unaudited consolidating and consolidated balance sheets of WinsLoew and its Consolidated Subsidiaries as at the end of such month and the related unaudited consolidating and consolidated statements of income and cash flows for WinsLoew and its Consolidated Subsidiaries for such month, for the Fiscal Quarter then ended (if such month is the last month of a Fiscal Quarter) and for the portion of the Fiscal Year through such month, certified by the Financial Officer as presenting fairly the financial condition and results of operations of WinsLoew and its Consolidated Subsidiaries (subject to normal year-end audit adjustments) for the applicable period(s);

all such financial statements to be complete and correct in all material respects and prepared in accordance with GAAP (except, with respect to interim financial statements, for the omission of notes) applied consistently throughout the periods reflected therein.

         SECTION 11.2  [Reserved]

         SECTION 11.3 Officer's Certificate. At the time that the Borrowers furnish the financial statements pursuant to Section 11.1(b) for any accounting month that is the last month of a Fiscal Quarter, a certificate of the Financial Officer in the form attached hereto as Exhibit G

         (a) setting forth as at the end of such Fiscal Quarter or Fiscal Year, as the case may be, the calculations required to establish whether or not the Borrowers were in compliance with the requirements of Sections 12.1, 12.2, 12.5, 12.10 and 12.11, as at the end of each respective period and the calculations necessary to determine the Applicable Margin,

         (b) stating that the information on the schedules to this Agreement (other than those that refer specifically to a single date on or prior to the Effective Date) is complete and accurate as of the date of such certificate or, if such is not the case, attaching to such certificate updated schedules in accordance with the provisions of Section 11.7, and

         (c) stating that, based on a reasonably diligent examination, no Default or Event of Default exists, or, if such is not the case, specifying such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrowers with respect to such Default or Event of Default.

         SECTION 11.4 Copies of Other Reports.

         (a) Promptly upon receipt thereof, copies of all reports, if any, submitted to a Borrower or its Board of Directors by its independent public accountants, including, without limitation, any management report.

         (b) As soon as practicable and, in any event, when made available to the holders of the Senior Subordinated Notes, copies of all financial statements and reports that a Borrower shall send to its shareholders generally and of all registration statements and all regular or periodic reports which a Borrower shall file with the Securities and Exchange Commission or any successor commission.

         (c) From time to time and as soon as reasonably practicable following each request, such forecasts, data, certificates, reports, statements, opinions of counsel, documents or further information regarding the business, assets, liabilities, financial condition, results of operations or business prospects of any Borrower or Subsidiary as the Administrative Agent or any Lender may reasonably request and that a Borrower has or (except in the case of legal opinions relating to the perfection or priority of the Security Interest) without unreasonable expense can obtain. The rights of the Administrative Agent and the Lenders under this Section 11.4 are in addition to and not in derogation of their rights under any other provision of this Agreement or of any other Loan Document.

         (d) If requested by the Administrative Agent or any Lender, the Borrowers will furnish to the Administrative Agent and the Lenders statements in conformity with the requirements of Federal Reserve Form U-1 or G-3 referred to in Regulation U of the Board of Governors of the Federal Reserve System.

         SECTION 11.5 Notice of Litigation and Other Matters. Prompt notice of:

         (a) the commencement, to the extent a Borrower is aware of the same, of all proceedings and investigations by or before any governmental or nongovernmental body and all actions and proceedings in any court or before any arbitrator against or in any other way relating to or affecting the Borrowers, any of their respective Subsidiaries or any of the Borrowers' or any of their respective Subsidiaries' properties, assets or businesses, which might, singly or in the aggregate, result in the occurrence of a Default or an Event of Default, or have a Materially Adverse Effect,

         (b) any amendment of the articles of incorporation or by-laws or other constituent documents of a Borrower or any of its Subsidiaries and any change in the executive officers of WinsLoew,

         (c) any change in the business, assets, liabilities, financial condition, results of operations or business prospects of a Borrower or any of its Subsidiaries which has had or could reasonably be expected to have, singly or in the aggregate, a Materially Adverse Effect, and

         (d) any Default or Event of Default or any event which constitutes or which with the passage of time or giving of notice or both would constitute a default or event of default by a Borrower or any of its Subsidiaries under any material agreement (other than this Agreement) to which such Borrower or any of its Subsidiaries is a party or by which such Borrower, any of its Subsidiaries or any of such Borrower's or any of its Subsidiaries' properties may be bound.

         SECTION 11.6 ERISA. As soon as possible and in any event within 30 days after a Borrower knows, or has reason to know, that:

         (a) any ERISA Event with respect to a Benefit Plan has occurred or will occur, or

         (b) the aggregate present value of the Unfunded Vested Accrued Benefits under all Benefit Plans is equal to an amount in excess of $0, or

         (c) a Borrower or any Subsidiary is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Benefit Plan required by reason of the Borrower's or such Subsidiary's complete or partial withdrawal (as described in Section 4203 or 4205 of ERISA) from such Multiemployer Plan, a certificate of the Financial Officer setting forth the details of such event and the action which is proposed to be taken with respect thereto, together with any notice or filing which may be required by the PBGC or other agency of the United States government with respect to such event.

         SECTION 11.7 Revisions or Updates to Schedules. Should any of the information or disclosures provided on any of the Schedules originally attached hereto become outdated or incorrect in any material respect, as part of the quarterly officer's certificate required pursuant to Section 11.3(b), such revisions or updates to such Schedule(s) as may be necessary or appropriate to update or correct such Schedule(s), PROVIDED that no such revisions or updates to any Schedule(s) shall be deemed to have amended, modified or superseded such Schedule(s) as attached hereto immediately prior to the submission of such revised or updated Schedule(s), or to have cured any breach of warranty or representation resulting from the inaccuracy or incompleteness of any such Schedule(s), unless and until the Required Lenders in their sole and absolute discretion, shall have accepted in writing such revisions or updates to such Schedule(s).

                                   ARTICLE 12

                               NEGATIVE COVENANTS

         Until the Revolving Credit Facility and the Acquisition Facility have been terminated and all the Secured Obligations have been paid in full, unless the Required Lenders shall otherwise consent in the manner set forth in SECTION 16.11, the Borrowers will not directly or indirectly and, in the case of SECTIONS 12.2 through 12.13, will not permit Subsidiaries to:

         SECTION 12.1 Financial Ratios.

         (a) Minimum Fixed Charge Coverage. Permit the Fixed Charge Coverage Ratio for each period of four consecutive Fiscal Quarters ending on and after December 31, 1999, to be less than 1.20 to 1.

         (b) Consolidated Maximum Total Funded Debt to EBITDA Ratio. Permit the Total Funded Debt to EBITDA Ratio for each period of four consecutive Fiscal Quarters ending on and after December 31, 1999 and during a Fiscal Year listed below to be greater than the ratio indicated below opposite such Fiscal Year:


                        Fiscal Year                 Total Funded Debt to EBITDA Ratio
                        -----------                 ---------------------------------
                           1999                                 5.75 to 1
                           2000                                 5.50 to 1
                           2001                                 5.25 to 1
                           2002                                 4.75 to 1
                           2003                                 4.25 to 1
                    2004 and thereafter                         4.00 to 1

PROVIDED, that such Ratio for the four-quarter period ending with the first Fiscal Quarter of Fiscal Year 2001 shall not be greater than 5.75 to 1 and for the four-quarter period ending with the first Fiscal Quarter of Fiscal Year 2002 shall not be greater than 5.50 to 1.

         (c) Minimum Interest Coverage Ratio. Permit the Interest Coverage Ratio for each period of four consecutive Fiscal Quarters ending on and after December 31, 1999 and during a Fiscal Year listed below to be less than the ratio indicated below opposite such Fiscal Year:


                        Fiscal Year                    Interest Coverage Ratio
                        -----------                    -----------------------
                     December 31, 1999                        1.40 to 1
                           2000                               1.60 to 1
                           2001                               1.75 to 1
                           2002                               1.95 to 1
                    2003 and thereafter                       2.00 to 1


         SECTION 12.2 Debt. Create, assume, or otherwise become or remain obligated in respect of, or permit or suffer to exist or to be created, assumed or incurred or to be outstanding any Debt, except that this SECTION 12.2 shall not apply to:

         (a) Debt of the Loan Parties represented by the Loans and the Notes,

         (b) Debt reflected on SCHEDULE 7.1(j), excluding any such Debt that is to be paid in full on the Effective Date,

         (c)      Permitted Purchase Money Debt,

         (d)      Subordinated Debt,

         (e)      Interest Rate Protection Agreements,

         (f) unsecured Debt of any Loan Party owing to another Loan Party, provided the repayment thereof is subordinated to the prior payment in full of the Secured Obligations and such Debt is evidenced by a promissory note that is delivered to the Administrative Agent, at it request, as Collateral;

         (g)      Permitted Investments; and

         (h) other unsecured Debt in an aggregate amount as to WinsLoew and its Subsidiaries outstanding at any time in an amount not to exceed $5,000,000.

         SECTION 12.3 Guaranties. Become or remain liable with respect to any Guaranty of any obligation of any other Person, except that this SECTION 12.3 shall not apply to any Borrower's or Subsidiary's obligation to indemnify its officers and directors to the fullest extent permitted by the corporation law of the jurisdiction of such Person's organization.

         SECTION 12.4 Investments. Other than in connection with a Permitted Acquisition, acquire, after the Agreement Date, any Business Unit or Investment or, after such date, maintain any Investment other than Permitted Investments.

         SECTION 12.5 Capital Expenditures. Make or incur any Capital Expenditures (other than Financed Capex) in any Fiscal Year in an amount greater than that set forth below opposite such Fiscal Year:


                        Fiscal Year                             Amount
                        -----------                             ------
                           1999                               $2,000,000
                    2000 and thereafter                       $3,000,000

, plus additional Capital Expenditures in Fiscal Years 1999 and 2000 in an aggregate amount not greater than $4,000,000 made by WPI to purchase the manufacturing facility leased by Texacraft on the Agreement Date and an additional facility in Haleyville, Alabama located across the street from Winston's existing Haleyville facility (such real property purchases, the "WPI Purchases").

         SECTION 12.6 Restricted Distributions and Payments, Etc. Declare or make any Restricted Distribution or Restricted Payment, except that this
SECTION 12.6 shall not apply to (1) repurchases of WinsLoew Capital Stock from former employees of WinsLoew or its Subsidiaries or independent sales representatives in an aggregate amount not to exceed $1,000,000 in any 12-month period, (2) provided that both immediately before and after making any such payment no Default or Event of Default exists, regularly scheduled payments of principal and interest on the Senior Subordinated Notes made in accordance with the provisions (including the subordination provisions) of the Senior Note Indenture, (3) fees paid to outside directors of WinsLoew and (4) provided that both immediately before and after making any such payment no Default or Event of Default exists, fees paid to Trivest II, Inc. in accordance with the provisions of SECTION 12.8.

         SECTION 12.7 Merger, Consolidation and Sale of Assets. Other than in connection with a Permitted Acquisition, merge or consolidate with any other Person or sell, lease or transfer or otherwise dispose of any material assets to any Person other than sales of Inventory in the ordinary course of business, except that this SECTION 12.7 shall not apply to (i) the sale by WinsLoew of substantially all the assets (subject to substantially all the liabilities) of the Southern Wood business, provided that the Net Proceeds of such Asset Disposition are applied in accordance with the provisions of SECTION 5.11, (ii) sales and discounting of accounts for collection in the ordinary course of the Borrowers' business, consistent with their past practices, (iii) leases of Real Estate entered into by a Borrower or Subsidiary as lessor that do not interfere with such Borrower's or Subsidiary's operations, or (iv) any Asset Disposition otherwise permitted hereunder.

         SECTION 12.8 Transactions with Affiliates. Effect any transaction with any Affiliate on a basis less favorable to the Borrowers than would be the case if such transaction had been effected with a Person not an Affiliate, except that this SECTION 12.8 shall not apply to (i) (w) reimbursement of fees and expenses of the law department of Trivest II, Inc., (x) management fees paid to Trivest II, Inc. in an amount not greater than $350,000 per annum (subject to annual adjustment to reflect any increase in the Consumer Price Index for all Urban Consumers or to reflect additional Acquisitions, in each case in accordance with the provisions of the Trivest Management Agreement), (y) transaction fees (including reimbursement of legal fees incurred by Trivest II, Inc. and certain of its Affiliates in connection with such transactions) in connection with the WinsLoew Merger and the Acquisition of Pompeii and Pompeii-Mexico which do not exceed in the aggregate $3,400,000 or (z) transaction or "incentive" fees payable in accordance with the terms of the Trivest Management Agreement; (ii) other payments expressly permitted pursuant to SECTION 12.6; and (iii) any transaction between Borrowers or between a Borrower and a Subsidiary (whether or not a Loan Party) that is in the ordinary course of business of such Borrower and consistent with its past business practices.

         SECTION 12.9 Liens. Create, assume or permit or suffer to exist or to be created or assumed any Lien on any of the Collateral or its other assets, other than Permitted Liens.

         SECTION 12.10 Real Estate Leases. Enter into any real property lease (other than leases by WPI, as lessor, to WinsLoew or any Subsidiary), including a lease relating to the Real Estate occupied by a Borrower on the Effective Date, if the aggregate annual rental expense under all such leases entered into since the effective date would exceed $500,000, without the prior written consent of the Administrative Agent, on behalf of the Lenders, which consent shall not be unreasonably withheld.

         SECTION 12.11 Benefit Plans. Permit any condition to exist in connection with any Benefit Plan which might constitute grounds for the PBGC to institute proceedings to have such Benefit Plan terminated or a trustee appointed to administer such Benefit Plan, or any other condition, event or transaction with respect to any Benefit Plan which could result in the incurrence by a Borrower of any material liability, fine or penalty.

         SECTION 12.12 Sales and Leasebacks. Enter into any arrangement with any Person providing for a Borrower's leasing from such Person any real or personal property which has been or is to be sold or transferred, directly or indirectly, by such Borrower to such Person.

         SECTION 12.13 Amendments of Other Agreements. Amend in any way (a) the interest rate or principal amount or schedule of payments of principal and interest with respect to any Debt (other than the Secured Obligations) other than to reduce the interest rate or extend the schedule of payments with respect thereto, provided that the Debt secured by the Permitted Liens encumbering the Real Estate located in Liberty, North Carolina shall not be amended, or (b) the Senior Note Indenture or (other than to reduce the interest rate or extend the Schedule of payments with respect thereto) any other documents governing Subordinated Debt outstanding in a principal amount as to any obligation of more than $1,000,000 or which, when added to other outstanding Subordinated Debt (other than the Senior Subordinated Notes) exceeds $2,500,000 in principal amount or (c) the compensation provisions (other than to decrease the Borrowers' obligations thereunder) of the Trivest Management Agreement.

                                   ARTICLE 13

                                    DEFAULT

         SECTION 13.1 Events of Default. Each of the following shall constitute an Event of Default, whatever the reason for such event and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment or order of any court or any order, rule or regulation of any governmental or nongovernmental body:

         (a) Default in Payment. The Borrowers shall default in any payment of principal of or interest on any Loan or any Note when and as due (whether at maturity, by reason of acceleration or otherwise).

         (b) Other Payment Default. The Borrowers shall default in the payment, as and when due of any Secured Obligation (other than as provided in clause (a) above), and such default shall continue for a period of 10 days after written notice thereof has been given to the Borrower by the Administrative Agent.

         (c) Misrepresentation. Any representation or warranty made or deemed to be made by a Borrower under this Agreement or any Loan Document, or any amendment hereto or thereto, shall at any time prove to have been incorrect or misleading in any material respect when made.

         (d) Default in Performance. The Borrowers shall default in the performance or observance of any term, covenant, condition or agreement to be performed by any Borrower, contained in

                  (i)      ARTICLES 11 or 12, or SECTION 9.6, 9.7, 9.9, 9.10,
         9.11, 10.1 (insofar as it requires the preservation of the corporate existence of each Borrower), or 10.8, and the Administrative Agent shall have delivered to the Borrowers written notice of such default, or

                  (ii) this Agreement (other than as specifically provided for otherwise in this SECTION 13.1) and such default shall continue for a period of 30 days after written notice thereof has been given to the Borrower by the Administrative Agent.

         (e) Debt Cross-Default. (i) Failure of a Borrower or any of its Subsidiaries to pay when due or within any applicable grace period any principal or interest on any Debt (other than the Loans), or (ii) breach or default of a Borrower or any of its Subsidiaries with respect to any Debt (other than the Loans), if the effect of such failure to pay, default or breach is to cause or to permit the holder or holders then to cause any Debt having an individual principal amount in excess of $1,000,000 or having an aggregate principal amount in excess of $2,500,000 to become or be declared due prior to their stated maturity, whether or not such failure to pay, default or


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breach is waived by such holder or holders.

         (f) Other Cross-Defaults. A Borrower or any of its Subsidiaries shall default in the payment when due, or in the performance or observance, of any obligation or condition of any agreement, contract or lease (other than this Agreement, the other Loan Documents or any such agreement, contract or lease relating to Indebtedness for money borrowed) if the existence of any such defaults, singly or in the aggregate, could in the reasonable judgment of the Required Lenders have a Materially Adverse Effect; PROVIDED, HOWEVER, that for the purposes of this provision where such a default could result only in a monetary loss, a Material Adverse Effect shall not be deemed to have occurred unless the aggregate of such losses would exceed $2,000,000.

         (g) Voluntary Bankruptcy Proceeding. A Borrower or any of its Significant Subsidiaries shall

                  (i) commence a voluntary case under the federal bankruptcy laws (as now or hereafter in effect),

                  (ii) file a petition seeking to take advantage of any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or composition for adjustment of debts,

                  (iii) consent to or fail to contest in a timely and appropriate manner any petition filed against it in an involuntary case under such bankruptcy laws or other laws,

                  (iv) apply for or consent to, or fail to contest in a timely and appropriate manner, the appointment of, or the taking of possession by, a receiver, custodian, trustee, or liquidator of itself or of a substantial part of its property, domestic or foreign,

                  (v) admit in writing its inability to pay its debts as they become due,

                  (vi) make a general assignment for the benefit of creditors, or

                  (vii) take any corporate action for the purpose of authorizing any of the foregoing.

         (h) Involuntary Bankruptcy Proceeding. A case or other proceeding shall be commenced against a Borrower or any of its Significant Subsidiaries in any court of competent jurisdiction seeking

                  (i) relief under the federal bankruptcy laws (as now or hereafter in effect) or under any other laws, domestic or foreign, relating to bankruptcy, insolvency, reorganization, winding up or adjustment of debts,


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                  (ii)     the appointment of a trustee, receiver, custodian,
         liquidator or the like of a Borrower, any of its Significant Subsidiaries or of all or any substantial part of the assets, domestic or foreign, of a Borrower or any of its Significant Subsidiaries,

and such case or proceeding shall continue undismissed or unstayed for a period of 60 consecutive calendar days, or an order granting the relief requested in such case or proceeding against a Borrower or any of its Significant Subsidiaries (including, but not limited to, an order for relief under such federal bankruptcy laws) shall be entered.

         (i) Loan Documents. Any event of default or "Event of Default" under any other Loan Document shall occur.

         (j) Failure of Agreements. A Borrower shall challenge the validity and binding effect of any provision of any Loan
Document after delivery thereof hereunder or shall state in writing its intention to make such a challenge, or this Agreement or any Security Document after delivery thereof hereunder, shall for any reason (except to the extent permitted by the terms hereof or thereof) cease to create a valid and perfected first priority Lien (except for Permitted Liens) on, or security interest in, any of the Collateral purported to be covered thereby in favor of the Administrative Agent.

         (k) Judgment. A final, unappealable judgment or order for the payment of money in an amount that exceeds the uncontested insurance available therefor by $100,000 or more shall be entered against a Borrower by any court and such judgment or order shall continue undischarged or unstayed for 30 days.

         (l) Attachment. A warrant or writ of attachment or execution or similar process which exceeds $100,000 in value shall be issued against any property of a Borrower and such warrant or process shall continue undischarged or unstayed for 30 days.

         (m)      ERISA. Any ERISA Event shall occur.

         (n) Qualified Audits. The independent certified public accountants retained by the Borrowers shall refuse to deliver an opinion in accordance with SECTION 11.1(a) with respect to the annual financial statements of the Borrowers.

         (o) Change of Control. Other than by reason of an IPO, Trivest Investors shall cease to own, beneficially and of record, 51% of the outstanding capital stock of WinsLoew or such ownership shall cease to vest in it/them voting control of WinsLoew, or WinsLoew shall cease to own, beneficially and of record, directly or indirectly, 100% of the outstanding capital stock of each of the other Loan Parties, or such ownership shall cease to vest in it voting control of each such Loan Party or a "Change of Control" under and as defined in the Senior Note Indenture shall occur.


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         SECTION 13.2  Remedies.

         (a) Automatic Acceleration and Termination of Facilities. Upon the occurrence of an Event of Default specified in SECTION 13.1(g) or (h), (i) the principal of and the interest on the Loans and any Note at the time outstanding, and all other amounts owed to the Administrative Agent or the Lenders under this Agreement or any of the other Loan Documents and all other Secured Obligations, shall thereupon become due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, anything in this Agreement or any of the Loan Documents to the contrary notwithstanding, and (ii) each Facility and the right of the Borrowers to request Borrowings under this Agreement shall immediately terminate.

         (b) Other Remedies. If any Event of Default shall have occurred, and during the continuance of any Event of Default, the Administrative Agent may, and at the direction of the Required Lenders in their sole and absolute discretion shall, do any of the following:

                  (i) declare the principal of and interest on the Loans and any Note at the time outstanding, and all other amounts owed to the Administrative Agent or the Lenders under this Agreement or any of the other Loan Documents and all other Secured Obligations, to be forthwith due and payable, whereupon the same shall immediately become due and payable without presentment, demand, protest or other notice of any kind, all of which are expressly waived, anything in this Agreement or the Loan Documents to the contrary notwithstanding;

                  (ii) terminate any Facility and any other right of the Borrowers to request Borrowings hereunder;

                  (iii) subject to the provisions of SECTION 9.2, notify, or request the relevant Borrower to notify, in writing or otherwise, any Account Debtor or obligor with respect to any one or more of the Receivables to make payment to the Administrative Agent, for the benefit of the Lenders, or any agent or designee of the Administrative Agent, at such address as may be specified by the Administrative Agent and if, notwithstanding the giving of any notice, any Account Debtor or other such obligor shall make payments to a Borrower, such Borrower shall hold all such payments it receives in trust for the Administrative Agent, for the account of the Lenders, without commingling the same with other funds or property of, or held by, such Borrower, and shall deliver the same to the Administrative Agent or any such agent or designee of the Administrative Agent immediately upon receipt by such Borrower in the identical form received, together with any necessary endorsements;

                  (iv) settle or adjust disputes and claims directly with Account Debtors and other obligors on Receivables for amounts and on terms which the Administrative Agent considers advisable and in all such cases only the net amounts received by the Administrative Agent, for the account of the Lenders, in payment of such amounts, after



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         deductions of costs and attorneys' fees, shall constitute Collateral and no Borrower shall have no further right to make any such settlements or adjustments or to accept any returns of merchandise;

                  (v) enter upon any premises in which Inventory or Equipment may be located and, without resistance or interference by any Borrower, take physical possession of any or all thereof and maintain such possession on such premises or move the same or any part thereof to such other place or places as the Administrative Agent shall choose, without being liable to any Borrower on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Administrative Agent shall act reasonably and in good faith;

                  (vi) require each Borrower to and each Borrower shall, without charge to the Administrative Agent or any Lender, assemble the Inventory and Equipment and maintain or deliver it into the possession of the Administrative Agent or any agent or representative of the Administrative Agent at such place or places as the Administrative Agent may designate and as are reasonably convenient to both the Administrative Agent and the Borrowers;

                  (vii) at the expense of the Borrowers, cause any of the Inventory and Equipment to be placed in a public or field warehouse, and the Administrative Agent shall not be liable to any Borrower on account of any loss, damage or depreciation that may occur as a result thereof, so long as the Administrative Agent shall act reasonably and in good faith;

                  (viii) without notice, demand or other process, and without payment of any rent or any other charge, enter any premises of any Borrower and, without breach of the peace, until the Administrative Agent, on behalf of the Lenders, completes the enforcement of its rights in the Collateral, take possession of such premises or place custodians in exclusive control thereof, remain on such premises and use the same and any of such Borrower's Equipment, for the purpose of
         (A) completing any work in process, preparing any Inventory for disposition and disposing thereof, and (B) collecting any Receivable, and the Administrative Agent for the benefit of the Lenders is hereby granted a license or sublicense and all other rights as may be necessary, appropriate or desirable to use the Intellectual Property in connection with the foregoing (including, without limitation, the right to utilize any logo or other distinctive symbol associated with the Borrowers in connection with any advertising, promotion or marketing undertaken by the Administrative Agent or any Lender, and the rights of such Borrower under all licenses, sublicenses and franchise agreements shall inure to the Administrative Agent for the benefit of the Lenders (PROVIDED, HOWEVER, that any use of any federally registered trademarks as to any goods shall be subject to the control as to the quality of such goods of the owner of such trademarks and the goodwill of the business symbolized thereby), and PROVIDED FURTHER, that such grant of license, sublicense and other rights in the


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         Intellectual Property is not prohibited by any contractual restrictions other than such as may have been entered into for the purpose of evading this provision;

                  (ix) exercise any and all of its rights under any and all of the Security Documents;

                  (x) apply any Collateral consisting of cash to the payment of the Secured Obligations in any order in which the Administrative Agent, on behalf of the Lenders, may elect or use such cash in connection with the exercise of any of its other rights hereunder or under any of the Security Documents; and

                  (xi) exercise all of the rights and remedies of a secured party under the Uniform Commercial Code and under any other Applicable Law, including, without limitation, the right, without notice except as specified below and with or without taking possession thereof, to sell the Collateral or any part thereof in one or more parcels at public or private sale, at any location chosen by the Administrative Agent, for cash, on credit or for future delivery, and at such price or prices and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Borrower agrees that, to the extent notice of sale shall be required by law, at least 10 days' notice to the Borrowers of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

         SECTION 13.3 Application of Proceeds. All proceeds from each sale of, or other realization upon, all or any part of the Collateral following an Event of Default shall be applied or paid over as provided in Section 5.10(g).

THE BORROWERS SHALL REMAIN LIABLE JOINTLY AND SEVERALLY AND WILL PAY, ON DEMAND, ANY DEFICIENCY REMAINING IN RESPECT OF THE SECURED OBLIGATIONS, TOGETHER WITH INTEREST THEREON AT A RATE PER ANNUM EQUAL TO THE HIGHEST RATE THEN PAYABLE HEREUNDER ON SUCH SECURED OBLIGATIONS, WHICH INTEREST SHALL CONSTITUTE PART OF THE SECURED OBLIGATIONS.

         SECTION 13.4 Power of Attorney. In addition to the authorizations granted to the Administrative Agent under SECTION 9.13 or under any other provision of this Agreement or of any other Loan Document, during the continuance of an Event of Default, each Borrower hereby irrevocably designates, makes, constitutes and appoints the Administrative Agent (and all Persons designated by the Administrative Agent from time to time) as such Borrower's true and lawful attorney, and agent in fact, and the Administrative Agent, or any agent of the Administrative Agent, may, without notice to any Borrower, and at such time or times as the Administrative


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         Agent or any such agent in its sole discretion may determine, in the name of a Borrower, the Administrative Agent or the Lenders,

         (a)      demand payment of the Receivables,

         (b) enforce payment of the Receivables by legal proceedings or otherwise,

         (c) exercise all of the relevant Borrower's rights and remedies with respect to the collection of Receivables,

         (d) settle, adjust, compromise, extend or renew any or all of the Receivables,

         (e) settle, adjust or compromise any legal proceedings brought to collect the Receivables,

         (f)      discharge and release the Receivables or any of them,

         (g) prepare, file and sign the name of the relevant Borrower on any proof of claim in bankruptcy or any similar document against any Account Debtor,

         (h) prepare, file and sign the name of the relevant Borrower on any notice of Lien, assignment or satisfaction of Lien, or similar document in connection with any of the Collateral,

         (i) endorse the name of the relevant Borrower upon any chattel paper, document, instrument, notice, freight bill, bill of lading or similar document or agreement relating to the Receivables, the Inventory or any other Collateral,

         (j) use the stationery of any Borrower and sign the name of the relevant Borrower to verifications of the Receivables and on any notice to the Account Debtors,

         (k)      open the Borrowers' mail,

         (l) notify the post office authorities to change the address for delivery of the Borrowers' mail to an address designated by the Administrative Agent, and

         (m) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Receivables, Inventory or other Collateral to which any Borrower has access.

         SECTION 13.5  Miscellaneous Provisions Concerning Remedies.

         (a) Rights Cumulative. The rights and remedies of the Administrative Agent and the Lenders under this Agreement, the Notes and each of the Loan Documents shall be cumulative and not exclusive of any rights or remedies which it or they would otherwise have. In exercising


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such rights and remedies the Administrative Agent and the Lenders may be selective and no failure or delay by the Administrative Agent or any Lender in exercising any right shall operate as a waiver of it, nor shall any single or partial exercise of any power or right preclude its other or further exercise or the exercise of any other power or right.

         (b) Waiver of Marshalling. Each Borrower hereby waives any right to require any marshalling of assets and any similar right.

         (c) Limitation of Liability. Nothing contained in this ARTICLE 13 or elsewhere in this Agreement or in any of the Loan Documents shall be construed as requiring or obligating the Administrative Agent, any Lender or any agent or designee of the Administrative Agent or any Lender to make any demand, or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice or take any action, with respect to any Receivable or any other Collateral or the monies due or to become due thereunder or in connection therewith, or to take any steps necessary to preserve any rights against prior parties, and the Administrative Agent, the Lenders and their agents or designees shall have no liability to any Borrower for actions taken pursuant to this ARTICLE 13, any other provision of this Agreement or any of the Loan Documents so long as the Administrative Agent or such Lender shall act in good faith and in a commercially reasonable manner.

         (d) Appointment of Receiver. In any action under this ARTICLE 13, the Administrative Agent shall be entitled during the continuance of an Event of Default, to the fullest extent permitted by Applicable Law, to the appointment of a receiver, without notice of any kind whatsoever, to take possession of all or any portion of the Collateral and to exercise such power as the court shall confer upon such receiver.

         SECTION 13.6 Trademark License. Each Borrower hereby grants to the Administrative Agent for its benefit as Administrative Agent and for the benefit of the Lenders, the nonexclusive right and license to use the Trademarks described in the Trademark Security Agreement for the purposes (and subject to the restrictions) set forth in SECTION 13.2(B)(viii) and for the purposes of enabling the Administrative Agent to realize on the Collateral and to permit any purchaser of any portion of the Collateral through a foreclosure sale or any other exercise of the Administrative Agent's rights and remedies under this Agreement and the other Security Documents to use, sell or otherwise dispose of finished goods Collateral bearing any such Trademark. Such right and license is granted free of charge, without the requirement that any monetary payment whatsoever be made to the relevant Borrower or any other Person by the Lenders or the Administrative Agent or any purchaser or purchasers of the Collateral. Each Borrower hereby represents, warrants, covenants and agrees that it presently has, and shall continue to have, the right, without the approval of consent of others, to grant the license set forth in this SECTION 13.6.


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                                   ARTICLE 14

                                  ASSIGNMENTS

         SECTION 14.1 Successors and Assigns; Participations.

         (a) This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Administrative Agent, all future holders of the Notes, and their respective successors and assigns, except that the Borrowers may not assign or transfer any of their rights or obligations under this Agreement without the prior written consent of each Lender.

         (b) Each Lender may assign to one or more Eligible Assignees all or a portion of its interests, rights and obligations under this Agreement (including, without limitation, all or a portion of the Loans at the time owing to it and the Notes held by it); PROVIDED, HOWEVER, that (i) such Lender shall first obtain the written consent of (x) the Administrative Agent, which consent shall not be unreasonably withheld or delayed and (y) except in the case of an assignment to a Lender or an Affiliate of a Lender, provided no Default or Event of Default has occurred and is continuing, WinsLoew, which consent shall not be unreasonably withheld or delayed, (ii) the amount of the Commitment of the assigning Lender that is subject to each such assignment (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall in no event be less than $5,000,000 or less than 100% of the assigning Lender's Commitment if (x) such assigning Lender's remaining Commitment is less than $5,000,000 or (y) such assignment is being made at the request of the Borrowers as contemplated herein, PROVIDED that lesser amounts may be assigned to Lenders and their Affiliates, (iii) in the case of a partial assignment, the amount of the Commitment that is retained by the assigning Lender and its Affiliates (determined as of the date the Assignment and Acceptance with respect to such assignment is delivered to the Administrative Agent) shall in no event be less than the $5,000,000, (iv) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register an Assignment and Acceptance, together with any Note or Notes subject to such assignment, (v) such assignment shall not, without the consent of the Borrowers, require the Borrowers to file a registration statement with the Securities and Exchange Commission or apply to or qualify the Loans or the Notes under the blue sky laws of any state, (vi) the representation contained in SECTION 14.2 hereof shall be true with respect to any such proposed assignee, and (vii) in the event the Eligible Assignee is a new Lender, the assigning Lender shall, on the "Effective Date" as defined in the Assignment and Acceptance, pay to the Administrative Agent solely for its own account an assignment fee in the amount of $5,000. The assignment fee shall be fully earned on the "Effective Date" as defined in such Assignment and Acceptance and shall not be subject to refund or rebate. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, which effective date, unless otherwise agreed among all parties to such Assignment and Acceptance, shall be at least five (5) Business Days after the execution thereof, (A) the assignee thereunder shall be a party hereto and,


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to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder, and (B) the Lender assignor thereunder shall, to the extent provided in such assignment, be released from its obligations under this Agreement.

         (c) By executing and delivering an Assignment and Acceptance, the Lender assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim, such Lender assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such Lender assignor makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by any Borrower of any of its obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in SECTION 7.1(N) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon the Administrative Agent, such Lender assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee confirms that it is an Eligible Assignee; (vi) such assignee appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto; and
(vii) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Lender.

         (d) The Administrative Agent shall maintain a copy of each Assignment and Acceptance delivered to it and a register for the recordation of the names and addresses of the Lenders and the Commitment and Proportionate Share of, and principal amount of the Loans and owing to, each Lender from time to time (the "Register"). The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrowers, the Administrative Agent and the Lenders may treat each person whose name is recorded in the Register as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrowers or any Lender at any reasonable time and from time to time upon reasonable prior notice.

         (e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an Eligible Assignee together with any Note or Notes subject to such assignment, the Administrative Agent shall, if such Assignment and Acceptance complies with this SECTION 14.1 and has been completed and is in the form of EXHIBIT D, (i) accept such Assignment and


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Acceptance, (ii) record the information contained therein in the Register,
(iii) give prompt notice thereof to the Lenders and the Borrowers, and (iv) promptly deliver a copy of such Acceptance and Assignment to the Borrowers. Within five Business Days after receipt of notice, the Borrowers shall execute and deliver to the Administrative Agent in exchange for the surrendered Note or Notes a new Note or Notes to the order of such Eligible Assignee in amounts equal to the Commitment assumed by such Eligible Assignee pursuant to such Assignment and Acceptance and a new Note or Notes to the order of the assigning Lender in an amount equal to the Commitment retained by it hereunder. Such new Note or Notes shall be in an aggregate principal amount equal to the aggregate principal amount of such surrendered Note or Notes, shall be dated the effective date of such Assignment and Acceptance and shall otherwise be in substantially the form of the assigned Notes. Each surrendered Note or Notes shall be cancelled and returned to the Borrowers.

         (f) Each Lender may sell participations to one or more banks or other entities in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment hereunder and the Loans owing to it and the Notes held by it); PROVIDED, HOWEVER, that (i) each such participation (other than to a Lender or an Affiliate of a Lender) shall be in an amount not less than $5,000,000, (ii) such Lender's obligations under this Agreement (including, without limitation, its Commitment hereunder) shall remain unchanged, (iii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (iv) such Lender shall remain the holder of the Notes held by it for all purposes of this Agreement, (v) the Borrowers, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement; PROVIDED, that such Lender may agree with any participant that such Lender will not, without such participant's consent, agree to or approve any waivers or amendments which would reduce the principal of or the interest rate on any Loans, extend the term or increase the amount of the commitments of such participant, reduce the amount of any fees to which such participant is entitled, extend any scheduled payment date for principal or release Collateral securing the Loans (other than Collateral disposed of pursuant to Section 9.7 hereof or otherwise in accordance with the terms of this Agreement or the Security Documents), and (vi) any such disposition shall not, without the consent of the Borrowers, require any Borrowers to file a registration statement with the Securities and Exchange Commission to apply to qualify the Loans or the Notes under the blue sky law of any state. The Lender selling a participation to any Person that is not a Lender or an Affiliate of a Lender shall use all reasonable efforts to give notice thereof to the Borrowers PROVIDED that failure to give such notice shall not result in liability to such Lender. Any purchaser of a participation in any Commitment or Loan shall be entitled to compensation pursuant to SECTIONS 5.15(C) and (D) to the same extent as if it were a "Lender" but not in any amount greater than that to which the Lender from which it purchased such participation is entitled. As used in this SECTION 14.1(F), "Affiliates" shall include any trust, partnership, limited liability company or other entity that (x) is organized under the laws of the United States or any state thereof, (y) is engaged in making, purchasing or otherwise


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investing in commercial loans in the ordinary course of its business and (z) is organized, managed or sponsored by any Lender.

         (g) Any Lender may, in connection with any assignment, proposed assignment, participation or proposed participation pursuant to this SECTION 14.1, disclose to the assignee, participant, proposed assignee or proposed participant, any information relating to any Borrower furnished to such Lender by or on behalf of the Borrowers, PROVIDED that, prior to any such disclosure, each such assignee, proposed assignee, participant or proposed participant shall agree with the Borrowers or such Lender (which in the case of an agreement with only such Lender, the Borrowers shall be recognized as a third party beneficiary thereof) to preserve the confidentiality of any confidential information relating to any Borrower received from such Lender.

         (h) Notwithstanding any provision of the foregoing to the contrary, any Lender may pledge its interest in any Loan or Note to a Federal Reserve Bank.

         SECTION 14.2 Representation of Lenders. Each Lender hereby represents that it will make each Loan hereunder as a commercial loan for its own account in the ordinary course of its business; PROVIDED, HOWEVER, that subject to
SECTION 14.1 hereof, the disposition of the Notes or other evidence of the Secured Obligations held by any Lender shall at all times be within its exclusive control.


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

                                   ARTICLE 15

                              ADMINISTRATIVE AGENT

         SECTION 15.1 Appointment of Administrative Agent. Each of the Lenders hereby irrevocably designates and appoints BankBoston as the Administrative Agent of such Lender under this Agreement and the other Loan Documents, and each Lender irrevocably authorizes the Administrative Agent, as the Administrative Agent for such Lender, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or the other Loan Documents, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against the Administrative Agent.

         SECTION 15.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         SECTION 15.3 Exculpatory Provisions. Neither the Administrative Agent nor any of its trustees, officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (i) liable to any Lender (or any Lender's participants) for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (ii) responsible in any manner to any Lender (or any Lender's participants) for any recitals, statements, representations or warranties made by a Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or the other Loan Documents or for the existence, value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or any Collateral or Lien or other interest therein or for any failure of any Borrower to perform its obligations hereunder or thereunder. The Administrative Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the properties, books or records of any Borrower.

         SECTION 15.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any Note, writing, resolution, notice,


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

consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to the Borrowers), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any Note as the owner thereof for all purposes unless such Note shall have been transferred in accordance with SECTION 14.1. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Required Lenders as it deems appropriate and shall be indemnified to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the Notes in accordance with a request of the Required Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Notes.

         SECTION 15.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall promptly give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders; PROVIDED that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) continue making Revolving Credit Loans and Acquisition Loans to the Borrowers on behalf of the Lenders in reliance on the provisions of SECTION 5.7 and take such other action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

         SECTION 15.6 Non-Reliance on Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, counsel, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of any Borrower, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial (and other) condition and creditworthiness of each Borrower and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Administrative Agent or any other Lender, and based on such


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

documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial (and other) condition and creditworthiness of each Borrower. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Administrative Agent hereunder or under the other Loan Documents, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial (and other) condition or creditworthiness of any Borrower which may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         SECTION 15.7 Indemnification. The Lenders agree to indemnify the Administrative Agent and the Co-Agents in their capacities as such (to the extent not reimbursed by the Borrowers and without limiting the obligation of the Borrowers to do so), Ratably, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Notes) be imposed on, incurred by or asserted against the Administrative Agent and the Co-Agents in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Administrative Agent and the Co-Agents under or in connection with any of the foregoing; PROVIDED that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from the Administrative Agent's and/or the Co-Agents' gross negligence or willful misconduct or resulting solely from transactions or occurrences that occur at a time after such Lender has assigned all of its interests, rights and obligations under this Agreement pursuant to SECTION 14.1 or, in the case of a Lender to which an assignment is made hereunder pursuant to SECTION 14.1, at a time before such assignment. The agreements in this subsection shall survive the payment of the Notes, the Secured Obligations and all other amounts payable hereunder and the termination of this Agreement.

         SECTION 15.8 Administrative Agent in Its Individual Capacity. The institution at the time acting as the Administrative Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Borrowers and their respective Subsidiaries as if it were not the Administrative Agent hereunder. With respect to its Commitment, the Loans made or renewed by it and any Note issued to it and any Letter of Credit issued by it, such institution shall have and may exercise the same rights and powers under this Agreement and the other Loan Documents and shall be subject to the same obligations and liabilities as and to the extent set forth herein and in the other Loan Documents for any other Lender. The terms "Lenders" and "Required Lenders" or any other term shall, unless the context clearly otherwise


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

indicates, include such institution in its individual capacity as a Lender or one of the Required Lenders.

         SECTION 15.9  Successor Administrative Agent.

         (a) The Required Lenders may remove the Administrative Agent at any time when BankBoston's (or any Lender's which is a successor Administrative Agent) Proportionate Share is equal to less than 7 1/2%. The Administrative Agent may resign as Administrative Agent upon thirty (30) days' notice to the Lenders; PROVIDED, HOWEVER that such resignation shall not take effect until a successor agent has been appointed. If the Administrative Agent shall be removed or resign as Administrative Agent under this Agreement, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders which successor agent shall be approved by the Borrowers, so long as no Default or Event of Default has occurred and is continuing (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon its appointment, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Notes. If the Required Lenders have failed to appoint a successor Administrative Agent within 30 days of the resignation notice given by the Administrative Agent as provided above, then the Administrative Agent shall be entitled to appoint a successor agent from among the Lenders. After any Administrative Agent's removal or resignation hereunder as Administrative Agent, it shall continue to be responsible for (in accordance with the terms hereof), and the provisions of Section 15.7 shall inure to its benefit as to, any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement.

         (b) It is intended that there shall be no violation of any Applicable Law denying or restricting the right of financial institutions to transact business as agent in any jurisdiction. It is recognized that, in case of litigation under any of the Loan Documents, or in case the Administrative Agent deems that by reason of present or future laws of any jurisdiction the Administrative Agent might be prohibited from or restricted in exercising any of the powers, rights or remedies granted to the Administrative Agent or the Lenders hereunder or under any of the Loan Documents or from holding title to or a Lien upon any Collateral or from taking any other action which may be necessary or desirable hereunder or under any of the Loan Documents, the Administrative Agent may appoint an additional individual or institution as a separate collateral agent or co-collateral agent which is not so prohibited from or restricted in taking any of such actions or exercising any of such powers, rights or remedies. If the Administrative Agent shall appoint an additional individual or institution as a separate collateral agent or co-collateral agent as provided above, each and every remedy, power, right, claim, demand or cause of action intended by any of the Loan Documents to be exercised by or vested in or conveyed to the Administrative Agent with respect thereto shall be exercisable by and vested in such separate collateral agent or co-collateral agent, but only to the extent necessary to enable such separate


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

collateral agent or co-collateral agent to exercise such powers, rights and remedies, and every covenant and obligation necessary to the exercise thereof by such separate collateral agent or co-collateral agent shall run to and be enforceable by either of them. Should any instrument from the Lenders be required by the separate collateral agent or co-collateral agent so appointed by Administrative Agent in order more fully and certainly to vest in and confirm to him or it such rights, powers, duties and obligations, including without limitation indemnification of such collateral agent or co-collateral agent, any and all of such instruments shall, on request, be executed, acknowledged and delivered by the Lenders. In case any separate collateral agent or co-collateral agent, or a successor to either, shall die, become incapable of acting, resign or be removed, all the estates, properties, rights, powers, duties and obligations of such separate collateral agent or co-collateral agent, so far as permitted by Applicable Law, shall vest in and be exercised by the Administrative Agent until the appointment of a new collateral agent or successor to such separate collateral agent or co-collateral agent.

         SECTION 15.10 Co-Agents. For avoidance of doubt, it is expressly acknowledged and agreed by the Administrative Agent and each Lender for the benefit of the Co-Agents that no Co-Agent, in such capacity, has any obligations hereunder.

         SECTION 15.11 Documents to be Forwarded. The Administrative Agent shall deliver to each Lender a copy of the Borrowing Base Certificate delivered to it pursuant to SECTION 4.11(C) promptly following its receipt thereof.


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

                                   ARTICLE 16

                                 MISCELLANEOUS

         SECTION 16.1  Notices.

         (a) Method of Communication. Except as specifically provided in this Agreement or in any of the Loan Documents, all notices and the communications hereunder and thereunder shall be in writing or by telephone, subsequently confirmed in writing. Notices in writing shall be delivered personally or sent by certified or registered mail, postage pre-paid, or by overnight courier, telex or facsimile transmission and shall be deemed received in the case of personal delivery, when delivered, in the case of mailing, when receipted for, in the case of overnight delivery, on the next Business Day after delivery to the courier, and in the case of telex and facsimile transmission, upon transmittal, provided that in the case of notices to the Administrative Agent, notice shall be deemed to have been given only when such notice is actually received by the Administrative Agent. A telephonic notice to the Administrative Agent, as understood by the Administrative Agent, will be deemed to be the controlling and proper notice in the event of a discrepancy with or failure to receive a confirming written notice.

         (b) Addresses for Notices. Notices to any party shall be sent to it at the following addresses, or any other address of which all the other parties are notified in writing by such first party:

                  If to the Borrower:     c/o WinsLoew Furniture, Inc.
                                          160 Village Street
                                          Birmingham, Alabama 35242
                                          Attn: Chief Executive Officer
                                          Facsimile No.:  (205) 408-7028

                  with a copy to:         Trivest, Inc.
                                          2665 South Bayshore Drive, Suite 800
                                          Miami, Florida 33133-5462
                                          Attn:  General Counsel
                                          Facsimile No.:  (305) 285-0102

                  with a copy to:         Greenberg Traurig, P.A.
                                          1221 Brickell Avenue
                                          Miami, Florida 33131
                                          Attn:  Michael W. Hein, Esq.
                                          Facsimile No.:  (305) 579-0717


                  If to the
                  Administrative Agent:   BankBoston, N.A.
                                                 115 Perimeter Center Place
                                                 Suite 500
                                                 Atlanta, Georgia  30346
                                          Attn:  Lauren P. Carrigan, Vice President
                                          Facsimile No.:  (770) 393-4166

                  with a copy to:         Hunton & Williams
                                          600 Peachtree Street, N.E., Suite 4100
                                          Atlanta, Georgia 30308
                                          Attn:  Dana Kull, Esq.
                                          Facsimile No.:  (404) 888-4190

                  If to a Lender:         At the address of such Lender set forth on
                                          the signature pages hereof.

         (c) Administrative Agent's Office. The Administrative Agent hereby designates its office located at 100 Federal Street, Boston, Massachusetts 02110, or any subsequent office which shall have been specified for such purpose by written notice to the Borrowers, as the office to which payments due are to be made and at which Loans will be disbursed.

         SECTION 16.2 Expenses. The Borrowers jointly and severally agree to pay or reimburse on demand all costs and expenses (1) incurred by the Administrative Agent, including, without limitation, the reasonable fees and disbursements of counsel, in connection with:

         (a) the negotiation, preparation, execution, delivery, administration, enforcement and termination of this Agreement and each of the other Loan Documents, whenever the same shall be executed and delivered, including, without limitation

                  (i) reasonable out-of-pocket costs and expenses incurred in connection with the administration and interpretation of this Agreement and the other Loan Documents;

                  (ii) the costs and expenses of appraisals of the Collateral;

                  (iii) the costs and expenses of lien and title searches and title insurance;

                  (iv) the costs and expenses of environmental reports with respect to the Real Estate; and

                  (v) taxes, fees and other charges for recording the Mortgages, filing the Financing Statements and continuations and the costs and expenses of taking other actions to perfect, protect, and continue the Security Interests;

         (b) filing continuations with respect to Financing Statements and the costs and expenses of taking other reasonable actions to perfect, protect, and continue the Security Interests that the Borrowers do not take, after demand by the Administrative Agent;

         (c) the preparation, execution and delivery of any waiver, amendment, supplement or consent by the Administrative Agent and the Lenders relating to this Agreement or any of the Loan Documents;

         (d) sums paid or incurred to pay any amount or take any action required of the Borrowers under the Loan Documents that the Borrowers fail to pay or take;

         (e) costs of inspections and verifications of the Collateral, including, without limitation, standard per diem fees charged by the Administrative Agent and charges for travel, lodging, and meals for inspections of the Collateral and of the Borrowers' operations and books and records not more often than quarterly and at any time when an Event of Default exists;

         (f) standard costs and expenses of forwarding loan proceeds and collecting checks and other items of payment; and

         (g) costs and expenses of preserving and protecting the Collateral;

         (2) incurred by the Administrative Agent or any Lender after an Event of Default has occurred and is continuing, in connection with:

         (a) consulting, after the occurrence of a Default, with one or more Persons, including appraisers, accountants and lawyers, concerning the value of any Collateral for the Secured Obligations or related to the nature, scope or value of any right or remedy of the Administrative Agent or any Lender hereunder or under any of the Loan Documents, including any review of factual matters in connection therewith, which expenses shall include the fees and disbursements of such Persons; and

         (b) costs and expenses paid or incurred to obtain payment of the Secured Obligations, enforce the Security Interests, sell or otherwise realize upon the Collateral, and otherwise enforce the provisions of the Loan Documents, or to prosecute or defend any claim in any way arising out of, related to or connected with, this Agreement or any of the Loan Documents, which expenses shall include the reasonable fees and disbursements of counsel and of experts and other consultants retained by the Administrative Agent or any Lender.

The foregoing shall not be construed to limit any other provisions of the Loan Documents regarding costs and expenses to be paid by the Borrowers. Each Borrower hereby authorizes the Administrative Agent and the Lenders to debit such Borrower's Loan Account (by increasing the principal amount of the Revolving Credit Loans) in the amount of any such costs and expenses owed by such Borrower when due.

         SECTION 16.3 Stamp and Other Taxes. The Borrowers will pay any and all stamp, registration, recordation and similar taxes, fees or charges and shall indemnify the Administrative Agent and the Lenders against any and all liabilities with respect to or resulting from any delay in the payment or omission to pay any such taxes, fees or charges, which may be payable or determined to be payable in connection with the execution, delivery, performance or enforcement of this Agreement and any of the Loan Documents or the perfection of any rights or security interest thereunder, including, without limitation, the Security Interest.

         SECTION 16.4 Setoff. In addition to any rights now or hereafter granted under Applicable Law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender, any participant with such Lender in the Loans and each Affiliate of each Lender are hereby authorized by each Borrower at any time or from time to time, without notice to any Borrower or to any other Person, any such notice being hereby expressly waived, to set off and to appropriate and to apply any and all deposits (general or special, including, but not limited to, indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness at any time held or owing by any Lender or any Affiliate of any Lender or any participant to or for the credit or the account of any Borrower against and on account of the Secured Obligations irrespective or whether or not

         (a) the Administrative Agent or such Lender shall have made any demand under this Agreement or any of the Loan Documents, or

         (b) the Administrative Agent or such Lender shall have declared any or all of the Secured Obligations to be due and payable as permitted by
SECTION 13.2 and although such Secured Obligations shall be contingent or unmatured.

         SECTION 16.5 Litigation. EACH BORROWER, THE ADMINISTRATIVE AGENT, EACH CO-AGENT AND EACH LENDER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST A BORROWER, THE ADMINISTRATIVE AGENT, SUCH CO-AGENT OR SUCH LENDER ARISING OUT OF THIS AGREEMENT, THE COLLATERAL OR ANY ASSIGNMENT THEREOF OR BY REASON OF ANY OTHER CAUSE OR DISPUTE WHATSOEVER BETWEEN A BORROWER AND THE ADMINISTRATIVE AGENT, ANY CO-AGENT OR ANY LENDER OF ANY KIND OR NATURE. EACH BORROWER, THE ADMINISTRATIVE AGENT, EACH CO-AGENT AND EACH LENDER HEREBY AGREES THAT THE FEDERAL COURT OF THE NORTHERN DISTRICT OF GEORGIA OR, AT THE OPTION OF THE ADMINISTRATIVE AGENT, ANY CO-AGENT OR ANY LENDER, ANY COURT IN WHICH THE ADMINISTRATIVE AGENT, SUCH CO-AGENT OR SUCH LENDER SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY, SHALL HAVE NONEXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR

DISPUTES BETWEEN ANY BORROWER AND THE ADMINISTRATIVE AGENT, SUCH CO-AGENT OR SUCH LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE LOAN DOCUMENTS OR TO ANY MATTER ARISING THEREFROM. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS, HEREBY WAIVING PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN AND AGREEING THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS OF SUCH BORROWER SET FORTH IN SECTION 16.1. SHOULD SUCH BORROWER FAIL TO APPEAR OR ANSWER ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THIRTY (30) DAYS AFTER THE MAILING THEREOF, IT SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED AGAINST IT AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE NONEXCLUSIVE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT OF ANY JUDGMENT OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY APPROPRIATE JURISDICTION.

         SECTION 16.6 Waiver of Rights. EACH BORROWER HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY WAIVES ALL RIGHTS WHICH THE BORROWER HAS UNDER CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW TO NOTICE AND TO A JUDICIAL HEARING PRIOR TO THE ISSUANCE OF A WRIT OF POSSESSION ENTITLING THE ADMINISTRATIVE AGENT, ANY CO-AGENT OR ANY LENDER, OR THE SUCCESSORS AND ASSIGNS OF THE ADMINISTRATIVE AGENT, SUCH CO-AGENT OR SUCH LENDER TO POSSESSION OF THE COLLATERAL UPON EVENT OF DEFAULT. WITHOUT LIMITING THE GENERALITY OF THE FOREGOING AND WITHOUT LIMITING ANY OTHER RIGHT WHICH THE ADMINISTRATIVE AGENT, THE CO-AGENTS OR THE LENDERS MAY HAVE, EACH BORROWER CONSENTS THAT IF THE ADMINISTRATIVE AGENT, ANY CO-AGENT OR ANY LENDER FILES A PETITION FOR AN IMMEDIATE WRIT OF POSSESSION IN COMPLIANCE WITH SECTIONS 44-14-261 AND 44-14-262 OF THE OFFICIAL CODE OF GEORGIA OR UNDER ANY SIMILAR PROVISION OF APPLICABLE LAW, AND THIS WAIVER OR A COPY HEREOF IS ALLEGED IN SUCH PETITION AND ATTACHED THERETO, THE COURT BEFORE WHICH SUCH PETITION IS FILED MAY DISPENSE WITH ALL RIGHTS AND PROCEDURES HEREIN WAIVED AND MAY ISSUE FORTHWITH AN IMMEDIATE WRIT OF POSSESSION IN ACCORDANCE WITH CHAPTER 14 OF TITLE 44 OF THE OFFICIAL CODE OF GEORGIA OR IN ACCORDANCE WITH ANY SIMILAR PROVISION OF APPLICABLE LAW, WITHOUT THE NECESSITY OF AN ACCOMPANYING BOND AS OTHERWISE REQUIRED BY

SECTION 44-14-263 OF THE OFFICIAL CODE OF GEORGIA OR BY ANY SIMILAR PROVISION UNDER APPLICABLE LAW. EACH BORROWER HEREBY ACKNOWLEDGES THAT IT HAS READ AND FULLY UNDERSTANDS THE TERMS OF THIS WAIVER AND THE EFFECT HEREOF.

         SECTION 16.7 Consent to Advertising and Publicity. With the prior written consent of the Borrowers, which consents shall not be unreasonably withheld, the Administrative Agent, on behalf of the Lenders, may issue and disseminate to the public information describing the credit accommodation entered into pursuant to this Agreement, including the name and address of the Borrowers, the amount, interest rate, maturity, collateral for and a general description of the credit facilities provided hereunder and of the Borrowers' business.

         SECTION 16.8 Reversal of Payments. The Administrative Agent and each Lender shall have the continuing and exclusive right to apply, reverse and re-apply any and all payments to any portion of the Secured Obligations in a manner consistent with the terms of this Agreement. To the extent a Borrower makes a payment or payments to the Administrative Agent, for the account of the Lenders, or any Lender receives any payment or proceeds of the Collateral for the Borrowers' benefit, which payment(s) or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or proceeds received, the Secured Obligations or part thereof intended to be satisfied shall be revived and continued in full force and effect, as if such payment or proceeds had not been received by the Administrative Agent or such Lender.

         SECTION 16.9 Injunctive Relief. Each Borrower recognizes that, in the event the Borrowers fail to perform, observe or discharge any of its obligations or liabilities under this Agreement, any remedy at law may prove to be inadequate relief to the Administrative Agent and the Lenders; therefore, each Borrower agrees that if any Event of Default shall have occurred and be continuing, the Administrative Agent and the Lenders, if the Administrative Agent or any Lender so requests, shall be entitled to temporary and permanent injunctive relief without the necessity of proving actual damages.

         SECTION 16.10 Accounting Matters. All financial and accounting calculations, measurements and computations made for any purpose relating to this Agreement, including, without limitation, all computations utilized by the Borrowers to determine whether it is in compliance with any covenant contained herein, shall, unless this Agreement otherwise provides or unless Required Lenders shall otherwise consent in writing, be performed in accordance with GAAP.

         SECTION 16.11  Amendments.

         (a) Except as set forth in SUBSECTION (B) below, any term, covenant, agreement or condition of this Agreement or any of the other Loan Documents may be amended or waived, and any departure therefrom may be consented to by the Required Lenders, if, but only if, such amendment, waiver or consent is in writing signed by the Required Lenders and, in the case of an amendment (other than an amendment described in SECTION 16.11(D)), by the Borrowers, provided that no such amendment, unless consented to by the Administrative Agent, shall alter or affect the rights or responsibilities of the Administrative Agent, and in any such event, the failure to observe, perform or discharge any such term, covenant, agreement or condition (whether such amendment is executed or such waiver or consent is given before or after such failure) shall not be construed as a breach of such term, covenant, agreement or condition or as a Default or an Event of Default. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given. In the event that any such waiver or amendment is requested by a Borrower, the Administrative Agent and the Lenders may require and charge a fee in connection therewith and consideration thereof in such amount as shall be determined by the Administrative Agent and the Required Lenders in their discretion.

         (b)      Without the prior unanimous written consent of the Lenders,

                  (i) no amendment, consent or waiver shall (A) increase the amount or extend the time of the obligation of any Lender to make Loans or (B) extend the originally scheduled time or times of payment of the principal of any Loan or (C) alter the time or times of payment of interest on any Loan or of any fees payable for the account of the Lenders or (D) alter the amount of the principal of any Loan or decrease the rate of interest thereon or (E) decrease the amount of any commitment fee or other fee payable hereunder for the account of the Lenders or (F) permit any subordination of the principal of or interest on any Loan or (G) permit the subordination of the Security Interests in any Collateral,

                  (ii) no Collateral having an aggregate value greater than $1,000,000 shall be released by the Administrative Agent in any 12-month period other than in connection with a permitted Asset Disposition or as otherwise specifically permitted in this Agreement or the Security Documents nor shall any Collateral be released at a time when the Administrative Agent is entitled to exercise remedies hereunder upon Default, nor shall any Borrower or Guarantor be released from its liability for the Secured Obligations,

                  (iii) except to the extent expressly provided in SECTION 5.9, the definition "Borrowing Base" shall not be amended,

                  (iv) none of the provisions of this Section 16.11, the definitions "Lenders" or "Required Lenders", or the provisions of
         Article 13 shall be amended, and

                  (v) neither the Administrative Agent nor any Lender shall consent to any amendment to or waiver of the amortization, deferral or subordination provisions of the Senior Note Indenture or any other instrument or agreement evidencing or relating to obligations of a Borrower that are expressly subordinate to any of the Secured Obligations if such amendment or waiver would be adverse to the Lenders in their capacities as Lenders hereunder;

provided, however, that anything herein to the contrary notwithstanding, the Required Lenders shall have the right to waive any Default or Event of Default and the consequences hereunder of such Default or Event of Default provided only that such Default or Event of Default does not arise under Section 13.1(g) or (h) or out of a breach of or failure to perform or observe any term, covenant or condition of this Agreement or any other Loan Document (other than the provisions of Article 13 of this Agreement) the amendment of which requires the unanimous consent of the Lenders. The Required Lenders shall have the right, with respect to any Default or Event of Default that may be waived by them, to enter into an agreement with the Borrower or the Guarantor providing for the forbearance from the exercise of any remedies provided hereunder or under the other Loan Documents without thereby waiving any such Default or Event of Default.

         (c) The making of Loans hereunder by the Lenders during the existence of a Default or Event of Default shall not be deemed to constitute a waiver of such Default or Event of Default.

         (d) Notwithstanding any provision of this Agreement or the other Loan Documents to the contrary, no consent, written or otherwise, of any Borrower shall be necessary or required in connection with any amendment to
Article 15 or Section 5.10, and any amendment to such provisions may be effected solely by and among the Administrative Agent and the Lenders, provided that no such amendment shall impose any obligation on the Borrowers.

         SECTION 16.12 Assignment. All the provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights under this Agreement.

         SECTION 16.13 Performance of Borrowers' Duties.

         (a) Each Borrower's obligations under this Agreement and each of the Loan Documents shall be performed by the Borrowers at their sole cost and expense.

         (b) If a Borrower shall fail to do any act or thing which it has covenanted to do under this Agreement or any of the Loan Documents, the Administrative Agent, on behalf of the Lenders, may (but shall not be obligated to) do the same or cause it to be done either in the name of the Administrative Agent or the Lenders or in the name and on behalf of the Borrowers, and each Borrower hereby irrevocably authorizes the Administrative Agent so to act.

         SECTION 16.14 Indemnification. Each Borrower agrees, jointly and severally, to reimburse the Administrative Agent and the Lenders for all costs and expenses, including reasonable counsel fees and disbursements, incurred, and to indemnify and hold the Administrative Agent and the Lenders harmless from and against all losses suffered by, the Administrative Agent or any Lender in connection with

         (a) the exercise by the Administrative Agent or any Lender of any right or remedy granted to it under this Agreement or any of the Loan Documents,

         (b) any claim, and the prosecution or defense thereof, arising out of or in any way connected with this Agreement or any of the Loan Documents, and

         (c) the collection or enforcement of the Secured Obligations or any of them,

other than such costs, expenses and liabilities arising out of the Administrative Agent's or any Lender's gross negligence or willful misconduct.

         SECTION 16.15 All Powers Coupled with Interest. All powers of attorney and other authorizations granted to the Administrative Agent and the Lenders and any Persons designated by the Administrative Agent or the Lenders pursuant to any provisions of this Agreement or any of the Loan Documents shall be deemed coupled with an interest and shall be irrevocable so long as any of the Secured Obligations remain unpaid or unsatisfied.

         SECTION 16.16 Survival. Notwithstanding any termination of this Agreement,

         (a) until all Secured Obligations have been irrevocably paid in full or otherwise satisfied, the Administrative Agent, for the benefit of the Lenders, shall retain its Security Interest and shall retain all rights under this Agreement and each of the Security Documents with respect to such Collateral as fully as though this Agreement had not been terminated,

         (b) the indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of this ARTICLE 16 and any other provision of this Agreement and the Loan Documents shall continue in full force and effect and shall protect the Administrative Agent and the Lenders against events arising after such termination as well as before, and

         (c) in connection with the termination of this Agreement and the release and termination of the Security Interests, the Administrative Agent, on behalf of itself as agent and the Lenders, may require such assurances and indemnities as it shall reasonably deem necessary or appropriate to protect the Administrative Agent and the Lenders against loss on account of such release and termination, including, without limitation, with respect to credits previously applied to the Secured Obligations that may subsequently be reversed or revoked.

         SECTION 16.17 Titles and Captions. Titles and captions of Articles, Sections and subsections in this Agreement are for convenience only, and neither limit nor amplify the provisions of this Agreement.

         SECTION 16.18 Severability of Provisions. Any provision of this Agreement or any Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 16.19 Governing Law. This Agreement, the Notes and the Security Documents (except to the extent otherwise expressly set forth therein) shall be deemed to have been made in the State of Georgia and the validity, construction, interpretation and enforcement hereof and thereof and the rights of the parties hereto and thereto shall be determined under, governed by and construed in accordance with the internal laws of the State of Georgia, without regard to principles of conflicts of law, except that the waiver contained in the first sentence of Section 16.5 shall be construed in accordance with and governed by the internal laws of the jurisdiction in which any such action or proceeding is commenced.

         SECTION 16.20 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same agreement.

         SECTION 16.21 Reproduction of Documents. This Agreement, each of the Loan Documents and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by the Administrative Agent or any Lender, and
(c) financial statements, certificates and other information previously or hereafter furnished to the Administrative Agent or any Lender, may be reproduced by the Administrative Agent or such Lender by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and such Person may destroy any original document so produced. Each party hereto stipulates that, to the extent permitted by Applicable Law, any such reproduction shall be as admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original shall be in existence and whether or not such reproduction was made by the Administrative Agent or such Lender in the regular course of business), and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         SECTION 16.22 Term of Agreement. This Agreement shall remain in effect from the Agreement Date through the Termination Date and thereafter until all Secured Obligations shall have been irrevocably paid and satisfied in full. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination.

         SECTION 16.23 Pro-Rata Participation.

         (a) Each Lender agrees that if, as a result of the exercise of a right of setoff, banker's lien or counterclaim or other similar right or the receipt of a secured claim it receives any payment in respect of the Secured Obligations, it shall promptly notify the Administrative Agent thereof (and the Administrative Agent shall promptly notify the other Lenders). If, as a result of such payment, such Lender receives a greater percentage of the Secured Obligations owed to it under this Agreement than the percentage received by any other Lender, such Lender shall purchase a participation (which it shall be deemed to have purchased simultaneously upon the receipt of such payment) in the Secured Obligations then held by such other Lenders so that all such recoveries of principal and interest with respect to all Secured Obligations owed to each Lender shall be pro rata on the basis of its respective amount of the Secured Obligations owed to all Lenders, PROVIDED that if all or part of such proportionately greater payment received by such purchasing Lender is thereafter recovered by or on behalf of any Borrower from such Lender, such purchase shall be rescinded and the purchase price paid for such participation shall be returned to such Lender to the extent of such recovery, but without interest.

         (b) Each Lender which receives such a secured claim shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this SECTION
16.23 to share in the benefits of any recovery on such secured claim.

         (c) Each Borrower expressly consents to the foregoing arrangements and agrees that any holder of a participation in any Secured Obligation so purchased or otherwise acquired of which a Borrower has received notice may exercise any and all rights of banker's lien, set-off or counterclaim with respect to any and all monies owing by the Borrowers to such holder as fully as if such holder were a holder of such Secured Obligation in the amount of the participation held by such holder.

         SECTION 16.24 Interest and Charges. The Borrowers, the Administrative Agent and the Lenders hereby agree that (a) the only charge imposed by the Lenders upon the Borrowers for the use of money in connection with the Loans is and shall be the interest expressed herein (including but not limited to interest calculated at the Default Rate under the circumstances provided in this Agreement), as provided in ARTICLE 2 and in the Notes, and (b) all other charges imposed by the Administrative Agent or the Lenders upon the Borrowers in connection with the Loans, including without limitation any origination fee, Administrative Agent's fee, unused facility fee and letter of credit fee, are and shall be deemed to be charges made to compensate the Administrative Agent or the Lenders, as the case may be, for administrative services and costs, and other services and costs performed and incurred, and to be performed and incurred, by them in connection with the credit facilities implemented pursuant to this Agreement, and shall under no circumstances be deemed to be charges for the use of money.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts all as of the day and year first written above.

[Corporate Seal]                              BORROWERS:

Attest:                                       WINSLOEW FURNITURE, INC.


By:                                           By:  /s/ Vincent A. Tortorici, Jr.
    ---------------------------------             ---------------------------------------
    Name:                                         Name:  Vincent A. Tortorici, Jr.
          --------------------------                    ---------------------------------
    Title:                                        Title: Vice President & Chief Financial
           -------------------------                     Officer
                                                        ---------------------------------


[Corporate Seal]                              WINSTON FURNITURE COMPANY OF ALABAMA, INC.

Attest:

By:                                           By:  /s/ Vincent A. Tortorici, Jr.
    ---------------------------------             ---------------------------------------
    Name:                                         Name:  Vincent A. Tortorici, Jr.
          --------------------------                    ---------------------------------
    Title:                                        Title: Vice President & Chief Financial
           -------------------------                     Officer
                                                        ---------------------------------


[Corporate Seal]                              LOEWENSTEIN, INC.

Attest:


By:                                           By:  /s/ Vincent A. Tortorici, Jr.
    ---------------------------------             ---------------------------------------
    Name:                                         Name:  Vincent A. Tortorici, Jr.
          --------------------------                    ---------------------------------
    Title:                                        Title: Vice President & Treasurer
           -------------------------                    ---------------------------------
[Corporate Seal]

Attest:                                       TEXACRAFT, INC.


By:                                           By:  /s/ Vincent A. Tortorici, Jr.
    ---------------------------------             ---------------------------------------
    Name:                                         Name:  Vincent A. Tortorici, Jr.
          --------------------------                    ---------------------------------
    Title:                                        Title: Vice President & Treasurer
           -------------------------                    ---------------------------------

[Corporate Seal]
                                              TROPIC CRAFT, INC.
Attest:


By:                                           By:  /s/ Vincent A. Tortorici, Jr.
    ---------------------------------             ---------------------------------------
    Name:                                         Name:  Vincent A. Tortorici, Jr.
          --------------------------                    ---------------------------------
    Title:                                        Title: Vice President & Treasurer
           -------------------------                    ---------------------------------


[Corporate Seal]
                                              WINSTON PROPERTIES, INC..
Attest:


By:                                           By:  /s/ Vincent A. Tortorici, Jr.
    ---------------------------------             ---------------------------------------
    Name:                                         Name:  Vincent A. Tortorici, Jr.
          --------------------------                    ---------------------------------
    Title:                                        Title: Vice President & Treasurer
           -------------------------                    ---------------------------------


[Corporate Seal]
                                              POMPEII FURNITURE CO., INC.
Attest:


By:                                           By:  /s/ Vincent A. Tortorici, Jr.
    ---------------------------------             ---------------------------------------
    Name:                                         Name:  Vincent A. Tortorici, Jr.
          --------------------------                    ---------------------------------
    Title:                                        Title: Vice President & Chief Financial
           -------------------------                     Officer
                                                        ---------------------------------

                                       ADMINISTRATIVE AGENT:

                                       BANKBOSTON, N.A.


                                       By:  /s/  Lauren P. Carrigan
                                           ------------------------------------
                                           Name: Lauren P. Carrigan
                                           Title:  Vice President

                                       Address: 115 Perimeter Center Place
                                                Suite 500
                                                Atlanta, Georgia 30346
                                                Attn: Lauren P. Carrigan
                                                Facsimile No.: (770) 393-4166

                                       CO-AGENTS:

                                       HELLER FINANCIAL, INC.


                                       By:  /s/ Scott E. Gast
                                           ------------------------------------
                                           Name:  Scott E. Gast
                                           Title: Assistant Vice President

                                       Address:  500 West Monroe Street
                                                 Chicago, Illinois 60661
                                                 Attn: Scott E. Gast
                                                 Facsimile No.: (312) 441-6158

                                       CIBC INC.


                                       By:  /s/ Katherine Bass
                                           ------------------------------------
                                           Name:  Katherine Bass
                                           Title: Executive Director

                                       Address:  425 Lexington Avenue
                                                 New York, New York 10017
                                                 Attn: Katherine Bass
                                                 Facsimile No.: (212) 856-3761

                                       LENDERS:

                                       BANKBOSTON, N.A.


                                       By:  /s/ Lauren P. Carrigan
                                           ------------------------------------
                                           Name: Lauren P. Carrigan
                                           Title:  Vice President

                                       Address: 115 Perimeter Center Place
                                                Suite 500
                                                Atlanta, Georgia 30346
                                                Attn: Lauren P. Carrigan
                                                Facsimile No.: (770) 393-4166

                                       HELLER FINANCIAL, INC.


                                       By:  /s/ Scott E. Gast
                                           ------------------------------------
                                           Name:  Scott E. Gast
                                           Title: Assistant Vice President

                                       Address:  500 West Monroe Street
                                                 Chicago, Illinois 60661
                                                 Attn: Scott E. Gast
                                                 Facsimile No.: (312) 441-6158

                                       CIBC INC.


                                       By:  /s/ Katherine Bass
                                           ------------------------------------
                                           Name:  Katherine Bass
                                           Title: Executive Director

                                       Address:  425 Lexington Avenue
                                                 New York, New York 10017
                                                 Attn:   Katherine Bass
                                                 Facsimile No.:  (212) 856-3761

                                       ANTARES CAPITAL CORP.


                                       By:  /s/ John G. Martin
                                           ------------------------------------
                                           Name:  John G. Martin
                                           Title: Managing Director

                                       Address: 311 S. Wacker Dr., Suite 2725
                                                Chicago, Illinois 60606
                                                Attn: John G. Martin
                                                Facsimile No.: (312) 697-3998

                                       BANK AUSTRIA CREDITANSTALT
                                       CORPORATE FINANCE, INC.


                                       By:  /s/ Robert M. Biringer
                                           ------------------------------------
                                           Name: Robert M. Biringer
                                           Title: Executive Vice President


                                       By:  /s/ Gary W. Andresen
                                           ------------------------------------
                                           Name:  Gary W. Andresen
                                           Title:  Associate

                                       Address: Two Ravinia Dr., Suite 1680
                                                Atlanta, Georgia 30346
                                                Attn: Robert M. Biringer
                                                Facsimile No.: (770) 390-1851

                                       GMAC BUSINESS CREDIT, LLC


                                       By:  /s/ Richard E. Peller
                                           ------------------------------------
                                           Name:  Richard E. Peller
                                           Title:  Director

                                       Address: 630 Fifth Avenue, 30th Floor
                                                New York, New York 10111
                                                Attn: Richard E. Peller
                                                Facsimile No.: (212) 489-3980

                                       SUNTRUST BANK, ATLANTA


                                       By:  /s/ Katherine A. Boozer
                                           ------------------------------------
                                           Name: Katherine A. Boozer
                                           Title: Assistant Vice President

                                       Address: 25 Park Place, 26th Floor
                                                Atlanta, Georgia 30303
                                                Attn: Katherine A. Boozer
                                                Facsimile No.: (404) 575-2693

                                GENERAL ELECTRIC CAPITAL CORPORATION


                                By:  /s/ Erin L. Murphy
                                    ------------------------------------
                                    Name:  Erin L. Murphy
                                    Title: Duly Authorized Signatory

                                Address: 10 S. LaSalle, Suite 2700
                                         Chicago, Illinois 60603
                                         Attn: WinsLoew Account Manager
                                         Facsimile No.: (312) 419-5992

                                With copies (other than borrowing requests) to:

                                         201 High Ridge Road
                                         Stamford, Connecticut 06927
                                         Attn: Region Counsel-WinsLoew
                                         Facsimile No.: (203) 316-7822

                                       BANK LEUMI LE ISRAEL BM MIAMI


                                       By:  /s/ Joseph Realini
                                           ------------------------------------
                                           Name:  Joseph Realini
                                           Title:  Vice President

                                       Address: 800 Brickell Avenue, Suite 1400
                                                Miami, Florida 33131
                                                Attn: Joseph Realini
                                                Facsimile No.: (305) 377-6544

                                       COMERICA BANK


                                       By:  /s/ Kristine L. Andersen
                                           ------------------------------------
                                           Name: Kristine L. Andersen
                                           Title: Assistant Vice President

                                       Address:  One Detroit Center
                                                 500 Woodward Avenue
                                                 Mail Code 3280
                                                 Detroit, Michigan 48226
                                                 Attn:  Kristine L. Andersen
                                                 Facsimile No.:  (313) 222-3330

                                       WACHOVIA BANK, N.A.


                                       By:  /s/ Julia F. Frick
                                           ------------------------------------
                                           Name:  Julia F. Frick
                                           Title: Vice President

                                       Address:  191 Peachtree Street, NE
                                                 GA-212
                                                 Atlanta, Georgia 30303
                                                 Attn: Julia F. Frick
                                                 Facsimile No.: (404) 332-6920

                                    ANNEX B

                                 PRICING MATRIX


                                                BASE RATE REVOLVING      EURODOLLAR RATE
                                                 CREDIT, TERM LOAN      REVOLVING CREDIT,
                                                 A, AND ACQUISITION      TERM LOAN A AND
                         TOTAL FUNDED DEBT TO        FACILITIES            ACQUISITION
         TIER                EBITDA RATIO                                   FACILITIES

Tier V                   >  5.25:1                     1.00%                   3.00%
                         => 4.50:1 and
Tier IV                  <= 5.25:1                     0.75%                   2.75%
                         => 3.75:1 and
Tier III                 <  4.50:1                     0.50%                   2.50%
                         => 3.00:1 and
Tier II                  <  3.75:1                     0.25%                   2.25%

Tier I                   < 3.00:1                        0                     2.00%



                                                   EURODOLLAR RATE
                          BASE RATE TERM LOAN      TERM LOAN B AND
                           B AND TERM LOAN C         TERM LOAN C
         TIER                 FACILITIES             FACILITIES           COMMITMENT FEE

Tier V                           1.50%                  3.50%                   .50%

Tier IV                          1.25%                  3.25%                   .50%

Tier III                         1.25%                  3.25%                  .375%

Tier II                          1.25%                  3.25%                  .375%

Tier I                           1.00%                  3.00%                  .375%